Dreyfus Premier
State Municipal
Bond Fund,
Connecticut Series

SEMIANNUAL REPORT October 31, 2001



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                             Connecticut Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This   semiannual  report  for  Dreyfus  Premier  State  Municipal  Bond  Fund,
Connecticut Series, covers the period from May 1, 2001 through October 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Samuel Weinstock, the fund's primary portfolio manager during the reporting period. On November 1, 2001, James Welch became the fund's primary portfolio manager.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that municipal bond yields will remain relatively low and that the
investment   environment   in   general   will   continue  to  be  challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to
refine    your    investment    strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Connecticut Series, perform relative to its benchmark?

For the six-month period ended October 31, 2001, the fund produced a total return of 5.40% for Class A shares, 5.13% for Class B shares and 5.01% for Class C shares.(1) In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 5.80% , and the Lipper Connecticut Municipal Debt Funds category achieved an average total return of 5.68% for the
same    period.(2)

The municipal bond market and the fund benefited from generally favorable conditions for municipal bonds during the reporting period, including declining interest rates and robust demand for tax-exempt securities from individual investors.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Connecticut state tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next two years. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractive high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bond's early redemption features, focusing on those that cannot be redeemed soon by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

We also use computer models to evaluate the likely performance of bonds under various market scenarios, including a 25 basis-point rise in interest rates and a 50 basis-point decline. When we find securities that we believe will provide participation when the market rises and some protection against declines, we tend to hold them for the long term.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund' s performance was driven by the economic slowdown, declining interest rates and robust demand for municipal bonds during the reporting period. As the U.S. economy continued to weaken, the Federal Reserve Board (the "Fed") reduced short-term interest rates five times in an attempt to stimulate renewed economic growth for an overall reduction of 2.00 percentage points during the reporting period. The Fed' s attempts to achieve a "soft landing" might have been successful had it not been for the September 11 terrorist attacks, which pushed the economy into recession. As economic growth and interest rates declined, so
did    municipal    bond    yields.

Because yields and prices normally move in opposite directions, these factors resulted in capital appreciation for many high quality bonds, including those from Connecticut issuers. The state's municipal bond prices were also supported by high levels of demand from Connecticut residents seeking investment alternatives to a falling stock market. In addition, yield differences between short- and long-term bonds widened during the reporting period, resulting in especially high levels of capital appreciation among the fund' s intermediate-term bonds.

In this environment, we attempted to capture opportunities in "off the run" bonds, such as those issued by small Connecticut school districts. We also found attractive opportunities in bonds issued by Puerto Rico and other U.S. territories, the income from which is exempt from federal and state taxes for U.S. residents.

What is the fund's current strategy?

We   have  continued  to  scour  the  Connecticut  market  for  "off  the  run"
opportunities. Such bonds have become particularly important in light of persistently low levels of new issuance in Connecticut. The state's economy has held up relatively well, despite the effects of the September 11 terrorist attacks on Connecticut insurance companies, and Connecticut has had little need to finance its operations in the tax-exempt bond market. This had made it increasingly difficult to find compelling investment opportunities.


In addition, we have recently begun to sell holdings that we believe may experience price erosion if the economy continues to weaken. While these sales may cause us to sacrifice some income during the near term, we believe that they are the most prudent way to achieve the fund's income-oriented investment objectives over the long term.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND. CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2001 (Unaudited)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.5%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT--68.8%

Connecticut:

   7.030%, 3/15/2012                                                                          5,000,000  (a,b)         5,626,100

   5%, 3/15/2012                                                                                 70,000                   74,383

   5.25%, 3/1/2012                                                                            3,000,000                3,204,870

   5.125%, 3/15/2013 (Prerefunded 3/15/2008)                                                     25,000  (c)              27,419

   5.125%, 3/15/2013                                                                          4,425,000                4,704,881

   5.25%, 3/1/2016                                                                            2,700,000                2,819,448

   Airport Revenue (Bradley International Airport):

      5.25%, 10/1/2013 (Insured; FGIC)                                                           30,000                   31,688

      7.751%, 10/1/2013                                                                       2,750,000  (a,b)         3,059,347

      5.25%, 10/1/2016 (Insured; FGIC)                                                           20,000                   20,458

      7.751%, 10/1/2016                                                                       2,225,000  (a,b)         2,326,972

      5.125%, 10/1/2031 (Insured; FGIC)                                                       3,000,000                2,999,880

   (Clean Water Fund) Revenue:

      5.25%, 7/15/2012                                                                           15,000                   16,348

      7.599%, 7/15/2012                                                                       4,850,000  (a,b)         5,721,497

      5.125%, 9/1/2014                                                                        3,050,000                3,245,261

   Special Tax Obligation Revenue
   (Transportation Infrastructure):

         5.50%, Series A, 11/1/2007 (Insured; FSA)                                            4,580,000                5,109,906

         5.50%, Series B, 11/1/2007 (Insured; FSA)                                            5,000,000                5,578,500

         7.125%, 6/1/2010                                                                     3,400,000                4,160,614

         6.75%, 6/1/2011 (Prerefunded 6/1/2003)                                               8,500,000  (c)           9,100,440

Connecticut Development Authority, Revenue:

  First Mortgage Gross:

      (Health Care Project, Church Homes Inc.)
         5.80%, 4/1/2021                                                                      3,000,000                2,751,510

      (Health Care Project, Elim Park Baptist Home)
         5.375%, 12/1/2018                                                                    2,300,000                2,171,016

   Pollution Control (Light and Power) 5.85%, 9/1/2028                                       10,150,000               10,387,916

   Water Facilities (Bridgeport Hydraulic)
      6.15%, 4/1/2035 (Insured; AMBAC)                                                        2,750,000                2,965,462

Connecticut Health and Educational Facilities Authority, Revenue:

   (Danbury Hospital) 5.75%, 7/1/2029 (Insured; AMBAC)                                        3,000,000                3,206,610

   (Fairfield University) 5%, 7/1/2029 (Insured; MBIA)                                        3,000,000                3,028,440

   (Greenwich Academy):

      5.75%, 3/1/2026 (Insured; FSA)                                                          3,130,000                3,275,983

      5%, 3/1/2032 (Insured; FSA)                                                             1,000,000                1,009,740

   (Hartford University) 6.80%, 7/1/2022                                                      8,500,000                8,724,315

   (Hospital for Special Care) 5.375%, 7/1/2017                                               4,430,000                4,198,267

   (Loomis Chaffee School Project):

      5.25%, 7/1/2021                                                                           900,000                  930,024

      5.50%, 7/1/2023                                                                         2,150,000                2,262,402

      6%, 7/1/2025 (Insured; MBIA)                                                            1,000,000                1,070,780

      5.25%, 7/1/2031                                                                         3,000,000                3,057,480



                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Health and Educational Facilities

  Authority, Revenue (continued):

  (Middlesex Hospital)

      6.25%, 7/1/2022 (Insured; MBIA)
      (Prerefunded 7/1/2002)                                                                  3,500,000  (c)           3,666,845

   (New Britian General Hospital) 6.125%, 7/1/2014

      (Insured; AMBAC)                                                                        1,000,000                1,095,090

   (New Britain Memorial Hospital) 7.75%, 7/1/2022

       (Prerefunded 7/1/2002)                                                                10,000,000  (c)          10,575,500

   (Norwalk Hospital) 6.25%, 7/1/2022 (Insured; MBIA)

      (Prerefunded 7/1/2002)                                                                  3,860,000  (c)           4,044,006

   (Quinnipiac College) 6%, 7/1/2013
      (Prerefunded 7/1/2003)                                                                  4,100,000  (c)           4,427,221

   (Sacred Heart University):

      6.50%, 7/1/2016 (Prerefunded 7/1/2006)                                                  1,465,000  (c)           1,704,132

      6.125%, 7/1/2017 (Prerefunded 7/1/2007)                                                 1,000,000  (c)           1,153,320

      6.625%, 7/1/2026 (Prerefunded 7/1/2006)                                                 2,720,000  (c)           3,178,646

   (Trinity College) 5.875%, 7/1/2026 (Insured; MBIA)                                         2,500,000                2,667,850

   (University of New Haven):

      6.625%, 7/1/2016                                                                        2,050,000                2,164,779

      6.70%, 7/1/2026                                                                         8,605,000                8,925,794

   (William W. Backus Hospital) 5.75%, 7/1/2027

      (Insured; AMBAC)                                                                        2,500,000                2,649,000

   (Windham Community Memorial Hospital)
      6%, 7/1/2020                                                                            1,000,000                1,041,510

   (Yale, New Haven Hospital)
      5.70%, 7/1/2025 (Insured; MBIA)                                                         7,970,000                8,362,921

Connecticut Housing Finance Authority:

   5.75%,11/15/2021                                                                           4,000,000                4,137,640

   5.85%, 5/15/2031                                                                           7,475,000                7,722,348

   (Housing Mortgage Finance Program):

      6.125%, 5/15/2018 (Insured; MBIA)                                                       1,560,000                1,646,611

      6.75%, 11/15/2023                                                                       5,010,000                5,227,584

      5.45%, 11/15/2029                                                                       5,805,000                5,884,703

      6%, Subseries F-2, 11/15/2027                                                           4,645,000                4,842,134

      6%, Series G, 11/15/2027                                                                4,000,000                4,169,760

      5.85%, Subseries B-2, 11/15/2028                                                        9,520,000                9,879,094

      5.85%, Subseries C-2, 11/15/2028                                                        9,190,000                9,512,293

Eastern Connecticut Resource Recovery Authority:

  Solid Waste Revenue

      8.032%, 1/1/2014                                                                        4,000,000  (a,b)         3,971,320

   (Wheelabrator Lisbon Project):

      5.50%, 1/1/2014                                                                            50,000                   49,820

      5.50%, 1/1/2020                                                                         9,080,000                8,736,322

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Greenwich Housing Authority, MFHR (Greenwich Close):

   6.25%, 9/1/2017                                                                            2,840,000                2,748,353

   6.35%, 9/1/2027                                                                            1,800,000                1,727,154

Hartford Parking System, Revenue 6.50%, 7/1/2025                                              1,000,000                1,059,630

Sprague, Environmental Improvement Revenue

   (International Paper Co. Project) 5.70%, 10/1/2021                                         1,350,000                1,324,728

Stamford 6.60%, 1/15/2010                                                                     2,750,000                3,302,228

University of Connecticut:

   5.75%, 3/1/2015 (Insured; FGIC)                                                            1,770,000                1,983,586

   5.75%, 3/1/2016 (Insured; FGIC)                                                            2,500,000                2,782,950

   Special Obligation Student Fee Revenue:

      6%, 11/15/2016 (Insured; FGIC)                                                          2,425,000                2,783,876

      6%, 11/15/2017 (Insured; FGIC)                                                          2,000,000                2,279,720

      5.75%, 11/15/2020 (Insured; FGIC)                                                       1,000,000                1,098,270

      5.75%, 11/15/2029 (Insured; FGIC)                                                       2,500,000                2,722,350

U. S. RELATED--28.7%

Childrens Trust Fund Tobacco Settlement Revenue,

  Asset Backed Bonds

   6%, 7/1/2026                                                                               5,000,000                5,371,450

Commonwealth of Puerto Rico:

   8.457%, 7/1/2012                                                                           2,000,000  (a,b)         2,563,280

   8.457%, 7/1/2013                                                                           3,950,000  (a,b)         5,049,641

   6.65%, 7/1/2015 (Insured; MBIA)                                                            6,690,000                7,671,691

 (Public Improvement):

      5.50%, 7/1/2012 (Insured; MBIA)                                                            50,000                   57,041

      5.50%, 7/1/2013 (Insured; MBIA)                                                           100,000                  113,920

      5.25%, 7/1/2014 (Insured; MBIA)                                                         3,925,000                4,361,107

      5.25%, 7/1/2015 (Insured; MBIA)                                                         1,000,000                1,105,540

      6%, 7/1/2015 (Insured; MBIA)                                                            2,000,000                2,365,580

      Zero Coupon, 7/1/2017 (Insured; MBIA)                                                   3,800,000                1,835,818

      6.80%, 7/1/2021 (Prerefunded 7/1/2002)                                                  6,000,000  (c)           6,281,040

      5.25%, 7/1/2027 (Insured; FSA)                                                          5,000,000                5,164,250

 Puerto Rico Aqueduct and Sewer Authority, Revenue

   6.25%, 7/1/2013 (Insured; MBIA)                                                            9,000,000               10,877,310

Puerto Rico Electric Power Authority, Power Revenue

   5.25%, 7/1/2029 (Insured; FSA)                                                             5,000,000                5,158,400

Puerto Rico Highway and Transportation Authority,

  Highway Revenue:

      7.933%, 7/1/2010                                                                        3,200,000  (a)           3,456,000

      5.50%, 7/1/2013 (Insured; MBIA)                                                            10,000                   11,392

      8.10%, 7/1/2013 (Insured; MBIA)                                                         2,290,000  (a,b)         2,927,513


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED (CONTINUED)

Puerto Rico Highway and Transportation Authority,

  Highway Revenue (continued):

      5.50%, 7/1/2026 (Insured; FSA)                                                          2,375,000                2,472,161

      5%, 7/1/2036                                                                            2,500,000                2,506,800

      5.50%, 7/1/2036                                                                         5,000,000                5,320,050

Puerto Rico Housing Finance Corp., Home Mortgage Revenue

   5.20%, 12/1/2033                                                                           3,000,000                3,034,170

Puerto Rico Industrial Tourist, Educational, Medical and

  Environmental Control Facilities

  Financing Authority, Revenue:

    (Ana G Mendez University System Project)

         5.375%, 2/1/2029                                                                     2,250,000                2,218,140

      (Teachers Retirement System) 5.50% 7/1/2021                                               800,000                  837,376

Puerto Rico Ports Authority, Special Facilities

  Revenue (American Airlines):

      6.30%, 6/1/2023                                                                         1,900,000                1,659,726

      6.25%, 6/1/2026                                                                         6,155,000                5,290,469

University of Puerto Rico, University Revenue

   5.50%, 6/1/2015 (Insured; MBIA)                                                            5,000,000                5,346,750

Virgin Islands Public Finance Authority, Revenue,

   Gross Receipts Taxes Loan Note 6.375%, 10/1/2019                                           2,000,000                2,165,860

Virgin Islands Water and Power Authority,

  Refunding (Electric Systems)

   5.30%, 7/1/2021                                                                            2,000,000                1,945,340

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $329,276,860)                                                                                               349,284,860
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--.7%
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT;

Connecticut Health and Education Facilities Authority, Revenue,

  VRDN (Yale University):

      1.90%                                                                                   1,300,000  (d)           1,300,000

      2.15%                                                                                   1,000,000  (d)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $2,300,000)                                                               2,300,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $331,576,860)                                                             98.2%              351,584,860

CASH AND RECEIVABLES (NET)                                                                         1.8%                6,543,418

NET ASSETS                                                                                       100.0%              358,128,278



                                                                      The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

MBIA                      Municipal Bond
                             Investors Assurance
                             Insurance Corporation

MFHR                      Multi-Family Housing Revenue

VRDN                      Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              58.6

AA                               Aa                              AA                                               10.3

A                                A                               A                                                 4.3

BBB                              Baa                             BBB                                              20.1

BB                               BB                              BB                                                2.0

F1                               MIG1/P1                         SP1/A1                                             .7

Not Rated(e)                     Not Rated(e)                    Not Rated(e)                                      4.0

                                                                                                                 100.0

(A) INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE PERIODICALLY.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.  AT OCTOBER 31, 2001,
THESE SECURITIES AMOUNTED TO $31,245,670 OR 8.7% OF NET ASSETS.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO  RETIRE THE BONDS IN FULL AT THE EARLIEST
REFUNDING DATE.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           331,576,860   351,584,860

Interest receivable                                                   6,646,214

Receivable for shares of Beneficial Interest subscribed                 396,208

Prepaid expenses                                                         15,903

                                                                    358,643,185
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           265,691

Cash overdraft due to Custodian                                         162,763

Payable for shares of Beneficial Interest redeemed                       40,708

Accrued expenses                                                         45,745

                                                                        514,907
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      358,128,278
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     340,405,840

Accumulated undistributed investment income--net                        169,543

Accumulated net realized gain (loss) on investments                  (2,455,105)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            20,008,000
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      358,128,278


NET ASSET VALUE PER SHARE

                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            304,213,461             45,002,938              8,911,879

Shares Outstanding                                                         25,218,328              3,733,843                740,110
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.06                  12.05                  12.04

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,952,399

EXPENSES:

Management fee--Note 3(a)                                              963,329

Shareholder servicing costs--Note 3(c)                                 515,635

Distribution fees--Note 3(b)                                           130,980

Custodian fees                                                          19,260

Professional fees                                                       16,991

Registration fees                                                       12,616

Prospectus and shareholders' reports                                    12,491

Trustees' fees and expenses--Note 3(d)                                   4,498

Interest expense--Note 2                                                 3,712

Loan commitment fees--Note 2                                             1,268

Miscellaneous                                                           12,873

TOTAL EXPENSES                                                       1,693,653

INVESTMENT INCOME--NET                                               8,258,746
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                593,222

Net unrealized appreciation (depreciation) on investments            9,273,956

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               9,867,178

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                18,125,924

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2001         Year Ended
                                              (Unaudited)     April 30, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,258,746          15,996,257

Net realized gain (loss) on investments           593,222             180,121

Net unrealized appreciation (depreciation)
   on investments                               9,273,956          14,298,241

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   18,125,924          30,474,619
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (7,209,405)         (14,048,821)

Class B shares                                  (896,514)          (1,750,171)

Class C shares                                  (134,054)            (197,265)

TOTAL DIVIDENDS                               (8,239,973)         (15,996,257)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 34,217,650          39,670,312

Class B shares                                  9,108,742           7,157,691

Class C shares                                  3,868,911           1,727,515

Dividends reinvested:

Class A shares                                  3,812,025           7,585,805

Class B shares                                    556,807           1,050,886

Class C shares                                     89,121             120,317

Cost of shares redeemed:

Class A shares                               (32,076,229)         (45,020,495)

Class B shares                                (4,638,635)         (13,451,886)

Class C shares                                  (462,473)          (1,197,083)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           14,475,919           (2,356,938)

TOTAL INCREASE (DECREASE) IN NET ASSETS       24,361,870           12,121,424
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           333,766,408          321,644,984

END OF PERIOD                                 358,128,278          333,766,408

Undistributed investment income--net              169,543                   --

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                         October 31, 2001          Year Ended
                                              (Unaudited)      April 30, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     2,872,618           3,419,069

Shares issued for dividends reinvested            318,732             655,628

Shares redeemed                               (2,685,446)          (3,895,168)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     505,904             179,529
-------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       764,590             616,874

Shares issued for dividends reinvested             46,577              90,948

Shares redeemed                                 (389,271)          (1,171,796)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     421,896            (463,974)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       322,769             148,705

Shares issued for dividends reinvested              7,457              10,416

Shares redeemed                                  (38,634)            (103,913)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     291,592              58,208

(A) DURING THE PERIOD ENDED OCTOBER 31, 2001, 475,955 CLASS B SHARES REPRESENTING $5,723,715, WERE AUTOMATICALLY CONVERTED TO 475,560 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2001, 725,715 CLASS B SHARES REPRESENTING $8,356,165 WERE AUTOMATICALLY CONVERTED TO 725,215 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                           Six Months Ended
                                        October 31, 2001(a)                                  Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.72         11.21         12.26         12.23          11.81         11.90

Investment Operations:

Investment income--net                                 .29           .57           .58           .61            .62           .64

Net realized and unrealized
   gain (loss) on investments                          .34           .51          (.96)          .19            .47           .16

Total from Investment Operations                       .63          1.08          (.38)          .80           1.09           .80

Distributions:

Dividends from investment
   income--net                                        (.29)         (.57)         (.58)         (.61)          (.62)         (.64)

Dividends from net realized gain
   on investments                                       --           --           (.09)         (.16)          (.05)         (.25)

Total Distributions                                   (.29)         (.57)         (.67)         (.77)          (.67)         (.89)

Net asset value, end of period                       12.06         11.72         11.21         12.26          12.23         11.81
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                   5.40(c)       9.86         (3.06)         6.70           9.44          6.84
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .89(d)        .89           .90            .89            .90           .93

Ratio of net investment income
   to average net assets                             4.80(d)       4.97          5.08           4.94           5.12          5.32

Portfolio Turnover Rate                              4.14(c)      21.71         35.12          21.95          33.31         30.66
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     304,213      289,723       274,962        317,923        310,343       313,881

(A)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
ACCRETING MARKET DISCOUNT ON DEBT SECURITIES.  THE EFFECT OF THIS CHANGE FOR THE
PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE
AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY
LESS THAN $.01 AND INCREASED THE RATIO OF NET INCOME TO AVERAGE NET ASSETS FROM
4.79% TO 4.80%.  PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR
TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN  PRESENTATION.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                       October 31, 2001(a)                                    Year Ended April 30,
                                                                    ---------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.71         11.20         12.26         12.23          11.80         11.89

Investment Operations:

Investment income--net                                 .26           .51           .52           .55            .56           .57

Net realized and unrealized
   gain (loss) on investments                          .34           .51          (.97)          .19            .48           .16

Total from Investment Operations                       .60          1.02          (.45)          .74           1.04           .73

Distributions:

Dividends from investment
   income--net                                        (.26)         (.51)         (.52)         (.55)          (.56)         (.57)

Dividends from net realized gain
   on investments                                       --            --          (.09)         (.16)          (.05)         (.25)

Total Distributions                                   (.26)         (.51)         (.61)         (.71)          (.61)         (.82)

Net asset value, end of period                       12.05         11.71         11.20         12.26          12.23         11.80
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                   5.13(c)       9.31         (3.66)         6.15           8.97          6.28
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.41(d)       1.41          1.42          1.40           1.42          1.45

Ratio of net investment income
   to average net assets                              4.26(d)       4.45          4.55          4.42           4.59          4.79

Portfolio Turnover Rate                               4.14(c)      21.71         35.12         21.95          33.31         30.66
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      45,003        38,794        42,283        58,416         59,315        54,661

(A)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
ACCRETING MARKET DISCOUNT ON DEBT SECURITIES.  THE EFFECT OF THIS CHANGE FOR THE
PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE
AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY
LESS THAN $.01 AND INCREASED THE RATIO OF NET INCOME TO AVERAGE NET ASSETS FROM
4.24% TO 4.26%.  PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR
TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN  PRESENTATION.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                       October 31, 2001(a)                                     Year Ended April 30,
                                                                    ----------------------------------------------------------------
CLASS C SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.70          11.19        12.25         12.22          11.79         11.89

Investment Operations:

Investment income--net                                 .25            .49          .50           .52            .53           .54

Net realized and unrealized
   gain (loss) on investments                          .33            .51         (.97)          .19            .48           .15

Total from Investment Operations                       .58           1.00         (.47)          .71           1.01           .69

Distributions:

Dividends from investment
   income--net                                        (.24)         (.49)         (.50)         (.52)          (.53)         (.54)

Dividends from net realized gain
   on investments                                       --            --          (.09)         (.16)          (.05)         (.25)

Total Distributions                                   (.24)         (.49)         (.59)         (.68)          (.58)         (.79)

Net asset value, end of period                       12.04         11.70         11.19         12.25          12.22         11.79
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                   5.01(c)       9.05         (3.89)         5.88           8.68          5.93
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.65(d)       1.65          1.66          1.65           1.68          1.70

Ratio of net investment income
   to average net assets                              3.98(d)       4.20          4.31          4.15           4.29          4.56

Portfolio Turnover Rate                               4.14(c)      21.71         35.12         21.95          33.31         30.66
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       8,912         5,249         4,400         4,970          2,583         1,290

(A)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
ACCRETING MARKET DISCOUNT ON DEBT SECURITIES.  THE EFFECT OF THIS CHANGE FOR THE
PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY
$.01 AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER
SHARE BY $.01 AND INCREASED THE RATIO OF NET INCOME TO AVERAGE NET ASSETS FROM
3.97% TO 3.98%.  PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR
TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN  PRESENTATION.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that, effective May 17, 2001, offers eleven series including the Connecticut Series (the "fund" ). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $2,368,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2001. If not applied, the carryover expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $931 during the period ended October 31, 2001, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2001, Class B and Class C shares were charged $105,635 and $25,345, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2001, Class A, Class B and Class C shares were charged $376,611, $52,817 and $8,449, respectively, pursuant to the
Shareholder    Services    Plan.

The  fund  compensates  Dreyfus Transfer, Inc., a wholly-owned subsidiary of the
Manager,   under  a  transfer  agency  agreement  for  providing  personnel  and
facilities   to   perform   transfer   agency   services   for   the

                                                                      The  Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

fund. During the period ended October 31, 2001, the fund was charged $60,401 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2001, amounted to $21,425,905 and $14,233,635, respectively.

At  October  31, 2001, accumulated net unrealized appreciation on investment was
$20,008,000,   consisting  of  $21,864,545  gross  unrealized  appreciation  and
$1,856,545 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $150,770 increase in accumulated undistributed investment income-net and a corresponding $150,770 decrease in accumulated net unrealized appreciation (depreciation) based on securities held by the fund on April 30, 2001.

The effect of this change for the period ended October 31, 2001 was to increase net investment income by $18,773 and decrease net unrealized appreciation (depreciation) by $18,773. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, Connecticut Series
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  064SA1001



Dreyfus Premier
State Municipal
Bond Fund,
Florida Series

SEMIANNUAL REPORT October 31, 2001





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,

                                                                 Florida Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier State Municipal Bond Fund, Florida Series, covers the period from May 1, 2001 through October 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that municipal bond yields will remain relatively low and that the investment environment in general will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Florida Series, perform relative to its benchmark?

For the six-month period ended October 31, 2001, the fund's Class A shares provided a total return of 5.77%, its Class B shares provided a total return of 5.51% and its Class C shares provided a total return of 5.37%.(1) In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 5.80% and the Lipper Florida Municipal Debt Funds category produced an average total return of 5.58% for the same period.(2)

We attribute the market's and fund's good performance to a generally favorable environment for municipal bonds, which was characterized by falling interest rates and high levels of demand from investors seeking investment alternatives to a declining stock market.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Florida state intangible personal property tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, for between one-half and three-quarters of the total fund, we look for bonds that can potentially offer attractive current income. We typically look for bonds that can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Declining interest rates in a slowing economy represented an important driver of the fund' s performance during the reporting period. When the reporting period began, the U.S. economy had already weakened considerably. Capital spending by businesses had fallen dramatically, the stock market was in the midst of a persistent decline and consumer confidence was falling as unemployment rose. In this environment, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by reducing short-term interest rates five times during the reporting period for a total reduction of 2.00 percentage points. As interest rates and bond yields fell, municipal bond prices generally rose.

In addition, the municipal bond market was positively influenced when demand for tax-exempt securities surged from investors seeking investment alternatives to a declining stock market, more than offsetting a relatively modest increase in supply compared to the previous year. While the September 11 terrorist attacks hurt some areas of the municipal bond market, Florida bonds generally were not severely affected, despite the attacks' adverse influence on the state's tourism revenues.

In this increasingly uncertain environment, we gradually shifted to a slightly more defensive posture by modestly reducing the fund's average duration, thereby reducing its sensitivity to further changes in interest rates. We also intensified our focus on the credit quality of the fund's holdings.

When purchasing new securities for the fund, we found few compelling opportunities in out-of-favor bonds during the reporting period. Instead, we have focused primarily on bonds with relatively defensive characteristics, including those selling at modest premiums to the prices they will command when redeemed early -- or CALLED -- by their issuers. We believe that defensive bonds such as these will hold more of their value if the economy begins to improve or the municipal bond market generally declines.


What is the fund's current strategy?

Although we do not manage the fund according to interest-rate trends, we believe that the Fed may be close to the end of the current series of interest-rate cuts. Accordingly, even after September 11, we have maintained the fund's relatively conservative positioning, which should help preserve capital and maintain competitive levels of tax-exempt income if and when the economy recovers and interest rates begin to rise. In addition, we have maintained our focus primarily on Florida bonds with maturities between 15 and 20 years. This is the range that appeals most to individual investors, helping to ensure a liquid market for these bonds.

In our view, this relatively conservative approach is appropriate in today's uncertain economy, regardless of where interest rates go from here.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND. CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2001 (Unaudited)



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.1%                                                        Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
FLORIDA--94.9%

Bay County, Sales Tax Revenue

   4.75%, 9/1/2023 (Insured; FSA)                                                             3,160,000                3,069,845

Brevard County, IDR (Nui Corp Project)

   6.40%, 10/1/2024 (Insured; AMBAC)                                                          1,000,000                1,095,320

Broward County Housing Finance Authority, MFHR:

   (Bridgewater Place Apartments) 5.40%, 10/1/2029                                            2,000,000                1,972,660

   (Emerald Palms Apartments) 5.60%, 7/1/2021                                                 2,000,000                2,044,640

   (Pembroke Villas) 5.55%, 1/1/2023                                                          1,000,000                1,011,550

Broward County School Board, COP:

   5%, 7/1/2021 (Insured; FSA)                                                                1,250,000                1,257,625

   5%, 7/1/2022 (Insured; FSA)                                                                2,000,000                2,008,900

Capital Projects Finance Authority, Revenue (Airports Project):

   5.25%, 6/1/2014 (Insured; MBIA)                                                            1,485,000                1,591,475

   5%, 6/1/2020 (Insured; MBIA)                                                               1,465,000                1,466,729

Charlotte County, Uitility Revenue

   5%, 10/1/2023 (Insured; FGIC)                                                              2,000,000                2,007,040

Collier County Water - Sewer District, Water Revenue

   5.25%, 7/1/2013 (Insured; FGIC)                                                            1,000,000                1,034,420

Dade County, Aviation Revenue

   6.60%, 10/1/2022 (Insured; MBIA)                                                           1,000,000                1,053,760

Dade County Housing Finance Authority, SFMR

   6.70%, 4/1/2028 (Collateralized: FNMA, GNMA)                                               4,500,000                4,782,645

Duval County Housing Finance Authority, SFMR

  7.70%, 9/1/2024

   (Collateralized; GNMA, Insured; FGIC)                                                        550,000                  561,594

Escambia County Housing Finance Authority, SFMR

  (Multi-County Program)

   5.50%, 10/1/2021 (Collateralized: FNMA, GNMA)                                              6,180,000                6,288,583

Florida (Jacksonville Transportation)

   5%, 7/1/2012                                                                               3,000,000                3,153,270

Florida Board of Education:

  Capital Outlay (Public Education):

      5%, 6/1/2011                                                                            1,200,000                1,268,460

      5.30%, 6/1/2014                                                                         2,000,000                2,047,980

      4.50%, 6/1/2019 (Insured; FSA)                                                          6,900,000                6,580,875

      4.50%, 6/1/2022 (Insured; FSA)                                                          3,700,000                3,475,077

      4.75%, 6/1/2023 (Insured; MBIA)                                                         2,000,000                1,943,360

   Lottery Revenue:

      5.25%, 7/1/2017 (Insured; FGIC)                                                         3,890,000                4,074,464

      5%, 7/1/2020 (Insured; FGIC)                                                            1,480,000                1,493,927


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Florida Housing Finance Agency:

  (Brittany Rosemont Apartments)

      7%, 2/1/2035 (Insured; AMBAC)                                                           6,000,000                6,406,980

   Single Family Mortgage:

      6.65%, 1/1/2024 (Collateralized: FNMA, GNMA)                                            2,210,000                2,337,163

      6.65%, 7/1/2026 (Insured; MBIA)                                                         1,150,000                1,203,636

Florida Turnpike Authority, Turnpike Revenue

   5%, 7/1/2013 (Insured; FGIC)                                                               2,100,000                2,149,833

Hillsborough County Aviation Authority, Revenue

   (Delta Airlines) 6.80%, 1/1/2024                                                           2,500,000                2,257,300

Jacksonville Electric Authority, Revenue

   5%, 10/1/2013                                                                                965,000                  989,955

Lee County Housing Finance Authority, SFMR:

   6.30%, 3/1/2029 (Collateralized: FNMA, GNMA)                                                 970,000                1,053,148

   (Multi-County Program)

      7.45%, 9/1/2027 (Collateralized: FNMA, GNMA)                                              680,000                  765,585

Miami-Dade County, Solid Waste System Revenue

   5.50%, 10/1/2017 (Insured; FSA)                                                            2,595,000                2,778,129

Miami-Dade County Housing Finance Authority, MFMR:

  (Country Club Villa)

      5.70%, 7/1/2021 (Insured; FSA)                                                            400,000                  414,740

   (Miami Stadium Apartments)

      5.40%, 8/1/2021 (Insured; FSA)                                                          1,275,000                1,289,726

   (Villa Esperanza Apartments Project)

      5.35%, 10/1/2028                                                                        1,000,000                  958,700

Orange County, Tourist Development Tax Revenue

   4.75%, 10/1/2024 (Insured; AMBAC)                                                          9,035,000                8,746,512

Orange County Housing Finance Authority:

  Homeowner Revenue

      5.25%, 9/1/2021 (Collateralized: FNMA, GNMA)                                            1,290,000                1,292,851

   MFHR (Seminole Pointe) 5.75%, 12/1/2023                                                    2,840,000                2,858,545

Osceola County Industrial Development Authority,

  Revenue (Community Provider Pooled Loan

   Program) 7.75%, 7/1/2017                                                                   5,235,000                5,376,240

Palm Bay, Uitlity Revenue

   Zero Coupon, 10/1/2020                                                                     1,845,000                  685,252

Palm Beach County Housing Finance Authority

  Single Family Mortgage Purchase Revenue

   6.55%, 4/1/2027 (Collateralized: FNMA, GNMA)                                               1,760,000                1,867,395

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Pinellas County Housing Finance Authority, SFMR

  (Multi-County Program)

   6.70%, 2/1/2028 (Collateralized: FNMA, GNMA)                                               4,040,000                4,259,655

Port St. Lucie, Special Assessment Revenue

   (Uitlity Service Area 5,6 & 7a)
   5% 9/1/2021 (Insured; MBIA)                                                                1,500,000                1,505,505

Seminole County, Sales Tax Revenue

   4.625%, 10/1/2022 (Insured; MBIA)                                                          2,015,000                1,926,400

Seminole Water Control District 6.75%, 8/1/2022                                               2,000,000                2,050,260

Tampa:

  Alleghany Health System Revenue (St. Joseph)

    6.50%, 12/1/2023

      (Insured; MBIA, Prerefunded 12/1/2004)                                                  1,000,000  (a)           1,133,120

   Utility Tax Zero Coupon, 4/1/2017 (Insured; AMBAC)                                         2,110,000                  983,218

Tampa Bay Water, Utility System Revenue:

   4.75%, Series A, 10/1/2027 (Insured; FGIC)                                                 5,875,000                5,655,275

   4.75%, Series B, 10/1/2027 (Insured; FGIC)                                                 3,500,000                3,369,100

Village Center Community Development District,

  Recreational Revenue

   5%, 11/1/2023 (Insured; MBIA)                                                              2,000,000                2,005,040

U.S. RELATED--2.2%

Puerto Rico Commonwealth, Public Improvement

   4.50%, 7/1/2023 (Insured; FSA)                                                             2,920,000                2,793,155

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $119,937,886)                                                                                               124,396,617
-----------------------------------------------------------------------------------------------------------------------------------

SHORT--TERM MUNICIPAL INVESTMENTS--1.9%
-----------------------------------------------------------------------------------------------------------------------------------

Hillsborough County Industrial Development Authority, PCR, VRDN

   (Tampa Electric Co.) 2.05%                                                                 1,000,000  (b)           1,000,000

Lee County Housing Finance Authority, SFMR, VRDN

   (Merlots.) 2.18%                                                                             495,000  (b)             495,000

Martin County, PCR, VRDN

   (Florida Power & Light Co.) 2.10%                                                          1,000,000  (b)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $2,495,000)                                                                                                   2,495,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $122,432,886)                                                             99.0%              126,891,617

CASH AND RECEIVABLES (NET)                                                                         1.0%                1,234,742

NET ASSETS                                                                                       100.0%              128,126,359




Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty
                          Insurance Company

FNMA                      Federal National
                          Mortgage Association

FSA                       Financial Security Assurance

GNMA                      Government National
                          Mortgage Association

IDR                       Industrial Development Revenue

MBIA                      Municipal Bond
                          Investors Assurance
                          Insurance Corporation

MFHR                      Multi-Family Housing Revenue

MFMR                      Multi-Family Mortgage Revenue

PCR                       Pollution Control Revenue

SFMR                      Single Family Mortgage Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
-----------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              79.9

AA                               Aa                              AA                                                5.9

A                                A                               A                                                 4.5

BB                               Ba                              BB                                                1.8

F-1+, F-1                        MIG1,VMIG1,P1                   SP1,A1                                            2.0

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     5.9

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(D)  AT  OCTOBER  31,  2001,  THE FUND HAD  $41,369,796  (32.3%  OF NET  ASSETS)
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM HOUSING PROJECTS.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           122,432,886   126,891,617

Interest receivable                                                   1,679,873

Receivable for shares of Beneficial Interest subscribed                  20,871

Prepaid expenses                                                         14,261

                                                                    128,606,622
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           103,070

Cash overdraft due to Custodian                                         211,029

Payable for shares of Beneficial Interest redeemed                       56,280

Accrued expenses                                                        109,884

                                                                        480,263
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      128,126,359
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     125,649,111

Accumulated undistributed investment income--net                        261,713

Accumulated net realized gain (loss) on investments                  (2,243,196

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              4,458,731
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      128,126,359

NET ASSET VALUE PER SHARE



                                                                             Class A             Class B          Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            116,974,181           9,886,849        1,265,329

Shares Outstanding                                                          8,261,608             698,509           89,376
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   14.16               14.15            14.16



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,662,017

EXPENSES:

Management fee--Note 3(a)                                              355,158

Shareholder servicing costs--Note 3(c)                                 207,301

Distribution fees--Note 3(b)                                            29,294

Prospectus and shareholders' reports                                    12,696

Professional fees                                                       11,329

Custodian fees                                                           9,617

Registration fees                                                        9,357

Trustees' fees and expenses--Note 3(d)                                   1,474

Loan commitment fees--Note 2                                               494

Miscellaneous                                                            5,886

TOTAL EXPENSES                                                         642,606

Less--reduction in management fee due to
  undertaking--Note 3(a)                                               (11,691)

NET EXPENSES                                                           630,915

INVESTMENT INCOME--NET                                               3,031,102
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,479,633

Net unrealized appreciation (depreciation) on investments            2,664,261

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,143,894

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 7,174,996

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2001           Year Ended
                                               (Unaudited)       April 30, 2001
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,031,102            5,939,428

Net realized gain (loss) on investments         1,479,633           (3,728,359)

Net unrealized appreciation (depreciation)
   on investments                               2,664,261           11,572,129

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    7,174,996           13,783,198
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (2,630,799)          (5,459,047)

Class B shares                                   (196,347)            (453,444)

Class C shares                                    (21,432)             (26,937)

Net realized gain on investments:

Class A shares                                       --                 (6,015)

Class B shares                                       --                   (520)

Class C shares                                       --                    (29)

TOTAL DIVIDENDS                                (2,848,578)          (5,945,992)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  3,126,750           13,511,862

Class B shares                                  2,006,064            2,654,143

Class C shares                                    420,336            1,300,928

Dividends reinvested:

Class A shares                                    985,017            1,957,622

Class B shares                                     68,655              140,650

Class C shares                                      6,632                7,486

Cost of shares redeemed:

Class A shares                                 (8,222,286)         (23,843,201)

Class B shares                                 (2,316,572)          (8,011,131)

Class C shares                                   (203,932)            (787,489)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (4,129,336)         (13,069,130)

TOTAL INCREASE (DECREASE) IN NET ASSETS           197,082           (5,231,924)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           127,929,277          133,161,201

END OF PERIOD                                 128,126,359          127,929,277

Undistributed investment income--net              261,713                 --


                                         Six Months Ended
                                         October 31, 2001          Year Ended
                                               (Unaudited)     April 30, 2001
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       224,103           1,011,938

Shares issued for dividends reinvested             70,299             146,357

Shares redeemed                                  (589,302)         (1,792,850)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (294,900)           (634,555)
-------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       144,221             196,147

Shares issued for dividends reinvested              4,900              10,532

Shares redeemed                                  (166,164)           (606,247)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (17,043)           (399,568)
-------------------------------------------------------------------------------

CLASS C

Shares sold                                        30,115              96,804

Shares issued for dividends reinvested                472                 556

Shares redeemed                                   (14,543)            (59,462)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      16,044              37,898

(A) DURING THE PERIOD ENDED OCTOBER 31, 2001, 132,651 CLASS B SHARES REPRESENTING $1,861,174 WERE AUTOMATICALLY CONVERTED TO 132,578 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2001, 434,225 CLASS B SHARES REPRESENTING $5,762,602 WERE AUTOMATICALLY CONVERTED TO 434,209 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                           Six Months Ended
                                        October 31, 2001(a)                                   Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.69         12.88         14.03         14.17          14.06         14.48

Investment Operations:

Investment income--net                                 .34           .62           .65           .65            .66           .76

Net realized and unrealized gain
   (loss) on investments                               .44           .81         (1.10)          .05            .26          (.08)

Total from Investment Operations                       .78          1.43          (.45)          .70            .92           .68

Distributions:

Dividends from investment
   income--net                                        (.31)         (.62)         (.65)         (.65)          (.66)         (.76)

Dividends from net realized
   gain on investments                                  --          (.00)(b)      (.05)         (.19)          (.15)         (.34)

Total Distributions                                   (.31)         (.62)         (.70)         (.84)          (.81)        (1.10)

Net asset value, end of period                       14.16         13.69         12.88         14.03          14.17         14.06
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   5.77(d)      11.32         (3.19)         5.00           6.73          4.74
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .93(e)        .92           .92           .92            .91           .92

Ratio of net investment income
   to average net assets                              4.74(e)       4.65          4.92          4.53           4.67          5.27

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                             .02(e)        .18           .06           --             --            --

Portfolio Turnover Rate                              38.17(d)       8.55         29.04         88.48          91.18         71.68
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets,end of period
   ($ x 1,000)                                     116,974       117,133       118,352       149,185        167,793       202,503

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE  BY $.03,  DECREASE  NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS)  ON
     INVESTMENTS  PER SHARE BY $.03 AND  INCREASE  THE  RATIO OF NET  INVESTMENT
     INCOME TO  AVERAGE  NET  ASSETS  FROM  4.46% TO 4.74%.  PER SHARE  DATA AND
     RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO MAY 1,  2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



                                          Six Months Ended
                                        October 31, 2001(a)                                   Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.68         12.87         14.02         14.17          14.05         14.47

Investment Operations:

Investment income--net                                 .31           .55           .58           .57            .59           .69

Net realized and unrealized gain
   (loss) on investments                               .44           .81         (1.10)          .04            .27          (.08)

Total from Investment Operations                       .75          1.36          (.52)          .61            .86           .61

Distributions:

Dividends from investment
   income--net                                        (.28)         (.55)         (.58)         (.57)          (.59)         (.69)

Dividends from net realized
   gain on investments                                  --          (.00)(b)      (.05)         (.19)          (.15)         (.34)

Total Distributions                                   (.28)         (.55)         (.63)         (.76)          (.74)        (1.03)

Net assEt value, end of period                       14.15         13.68         12.87         14.02          14.17         14.05
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   5.51(d)      10.78         (3.68)         4.40           6.26          4.21
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.43(e)       1.42          1.43          1.42           1.41          1.42

Ratio of net investment income
   to average net assets                              4.22(e)       4.16          4.41          4.02           4.16          4.76

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                             .02(e)        .19           .06            --             --            --

Portfolio Turnover Rate                              38.17(d)       8.55         29.04         88.48          91.18         71.68
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       9,887         9,792        14,353        26,693         32,545        35,802

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE  BY $.03,  DECREASE  NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS)  ON
     INVESTMENTS  PER SHARE BY $.03 AND  INCREASE  THE  RATIO OF NET  INVESTMENT
     INCOME TO  AVERAGE  NET  ASSETS  FROM  3.94% TO 4.22%.  PER SHARE  DATA AND
     RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO MAY 1,  2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                       October 31, 2001(a)                                   Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.69         12.88         14.03         14.17          14.05         14.47

Investment Operations:

Investment income--net                                 .29           .52           .54           .53            .55           .65

Net realized and unrealized gain
   (loss) on investments                               .44           .81         (1.10)          .05            .27          (.08)

Total from Investment Operations                       .73          1.33          (.56)          .58            .82           .57

Distributions:

Dividends from investment
   income--net                                        (.26)         (.52)         (.54)         (.53)          (.55)         (.65)

Dividends from net realized
   gain on investments                                  --          (.00)(b)      (.05)         (.19)          (.15)         (.34)

Total Distributions                                   (.26)         (.52)         (.59)         (.72)          (.70)         (.99)

Net asset value, end of period                       14.16         13.69         12.88         14.03          14.17         14.05
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   5.37(d)      10.50         (3.97)         4.13           5.94          3.95
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.68(e)       1.67          1.73          1.75           1.71          1.97

Ratio of net investment income
   to average net assets                              3.99(e)       3.83          4.11          3.69           3.69          4.60

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                             .02(e)        .21           .10            --             --            --

Portfolio Turnover Rate                              38.17(d)       8.55         29.04         88.48          91.18         71.68
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       1,265         1,004           456           394            366            58

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE  BY $.03,  DECREASE  NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS)  ON
     INVESTMENTS  PER SHARE BY $.03 AND  INCREASE  THE  RATIO OF NET  INVESTMENT
     INCOME TO  AVERAGE  NET  ASSETS  FROM  3.68% TO 3.99%.  PER SHARE  DATA AND
     RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO MAY 1,  2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that, effective May 17, 2001, currently offers eleven series, including the Florida Series (the "fund" ). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $311 during the period ended October 31, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $191,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2001. This amount is calculated based on federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commit

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from May 1, 2001 through July 31, 2001, to reduce the management fee paid by the fund to the extent that the fund' s aggregate annual expenses, exclusive of Rule 12b-1 Distribution Plan fees, taxes, brokerage fees, interest on borrowings and extraordinary expenses, but including litigation expenses related to the fund's holdings of (a) Palm Beach County, Florida Solid Waste Industrial Development Revenue Bonds (Okleelanta Power Limited Partnership Project) Series 1993A; and
(b) Palm Beach County, Florida Solid Waste Industrial Development Revenue Bonds (Osceola Power Limited Partnership Project) Series 1994A and 1994B, exceed an annual rate of .92 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $11,691 during the period ended October 31, 2001.

The Distributor retained $912 during the period ended October 31, 2001 from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2001, Class B and Class C shares were charged $24,929 and $4,365, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31 2001, Class A, Class B and Class C shares were charged $147,516, $12,464 and $1,455, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $31,512 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $50,000 and an attendance fee of $6,500 for each meeting and $500 for each telephone meetings. These fees are allocated among the funds in the Fund group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2001, amounted to $46,743,080 and $46,606,813, respectively.

At October 31, 2001, accumulated net unrealized appreciation on investments was $4,458,731, consisting of $4,604,540 gross unrealized appreciation and $145,809 gross unrealized depreciation.

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $79,189 increase in accumulated undistributed investment income-net and a corresponding $79,189 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on April 30, 2001.

The effect of this change for the period ended October 31, 2001 was to increase net investment income by $182,524, increase net unrealized appreciation (depreciation) by $10,920 and decrease net realized gains (losses) by $193,444. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.


NOTES

                        For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Florida Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial
representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  051SA1001

====================================


Dreyfus Premier
State Municipal
Bond Fund,
Maryland Series

SEMIANNUAL REPORT October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                                Maryland Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier State Municipal Bond Fund, Maryland Series, covers the period from May 1, 2001 through October 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that municipal bond yields will remain relatively low and that the investment environment in general will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Maryland Series, perform relative to its benchmark?

For the six-month period ended October 31, 2001, the fund's Class A shares provided a total return of 3.67%, its Class B shares provided a total return of 3.40% and its Class C shares provided a total return of 3.27%.(1) In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 5.80% and the Lipper Maryland Municipal Debt Funds category produced an average total return of 5.12% for the same period.(2)

We attribute the fund's positive overall performance to a generally favorable environment for municipal bonds, which has been characterized by falling interest rates and high levels of demand from investors seeking investment alternatives to a declining stock market.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Maryland state tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, for between one-half and three-quarters of the total fund, we look for bonds that can potentially offer attractive current income. We typically look for bonds that can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Declining interest rates in a slowing economy represented an important driver of the fund' s performance during the reporting period. When the reporting period began, the U.S. economy had already weakened. Capital spending by businesses had fallen dramatically, the stock market was in the midst of a persistent decline and consumer confidence was falling as unemployment rose. In this environment, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by reducing short-term interest rates five times during the reporting period, for a total reduction of 2.00 percentage points. As interest rates and bond yields fell, municipal bond prices generally rose.

In addition, the municipal bond market was positively influenced when demand for tax-exempt securities surged from investors seeking investment alternatives to a declining stock market. While the September 11 terrorist attacks hurt some areas of the municipal bond market, Maryland bonds generally were not affected, despite the attacks' adverse economic effects throughout the United States.

In this increasingly uncertain environment, we gradually shifted to a slightly more defensive posture by modestly reducing the fund's average duration, thereby reducing its sensitivity to further changes in interest rates. We also intensified our focus on the credit quality of the fund's holdings.

When purchasing new securities for the fund, we focused primarily on bonds with relatively defensive characteristics, including those selling at modest premiums to the prices they will command when redeemed early -- or CALLED -- by their issuers. We believe that defensive bonds such as these will hold more of their value if the economy begins to improve or the municipal bond market generally declines.


What is the fund's current strategy?

Although we do not manage the fund according to interest-rate trends, we believe that the Fed may be close to the end of the current series of interest-rate cuts. Accordingly, we have maintained the fund' s relatively conservative positioning, which should help preserve capital and maintain competitive levels of tax-exempt income if and when the economy recovers. In addition, we have maintained our focus on Maryland bonds with maturities between 15 and 20 years. This is the range that appeals most to individual investors, helping to ensure a liquid market for these bonds.

In our view, this relatively conservative approach is appropriate in today's uncertain economy, regardless of where interest rates go from here.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MARYLAND RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND. CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2001 (Unaudited)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--99.3%                                                        Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
MARYLAND--85.7%

Baltimore:

  Port Facilities Revenue (Consolidated Coal Sales)

      6.50%, 12/1/2010                                                                        4,090,000                4,308,529

   (Tindeco Wharf Project)

      6.60%, 12/20/2024 (Collateralized; GNMA)                                                4,250,000                4,392,248

Baltimore City Housing Corp., MFHR

   7.25%, 7/1/2023 (Collateralized; FNMA)                                                     3,020,000                3,028,486

Baltimore County:

   Mortgage Revenue, Zero coupon, 9/1/2024                                                    2,280,000                  678,391

   Nursing Facility Mortgage Revenue

      (Eastpoint Rehabilitation & Nursing Centers):

         6.75%, 4/1/2015                                                                      1,000,000                  490,000

         6.75%, 4/1/2028                                                                      1,500,000                  735,000

   PCR (Bethlehem Steel Corp. Project):

      7.50%, 6/1/2015                                                                        11,130,000                1,057,350

      7.55%, 6/1/2017                                                                         1,945,000                  184,775

Gaithersburg, Hospital Facilities Improvement Revenue

   (Shady Grove) 6.50%, 9/1/2012 (Insured; FSA)                                              10,000,000               12,086,600

Howard County, COP 8.15%, 2/15/2020                                                             605,000                  854,653

Maryland Community Development Administration,

  Department of Housing and Community Development:

    Housing Revenue

         5.95%, 7/1/2023                                                                      4,695,000                4,924,210

      MFHR:

         6.50%, 5/15/2013                                                                     3,000,000                3,115,500

         6.85%, 5/15/2033                                                                     3,075,000                3,155,873

         6.70%, 5/15/2036 (Insured; FHA)                                                      7,710,000                8,128,345

      Residential:

         5.50%, 9/1/2014                                                                      1,000,000                1,044,720

         5.30%, 9/1/2016                                                                      5,000,000                5,108,950

         5.90%, 9/1/2019                                                                      2,000,000                2,084,800

         5.70%, 9/1/2022                                                                      6,000,000                6,151,740

      Single Family Program:

         6.95%, 4/1/2011                                                                      1,840,000                1,858,805

         4.95%, 4/1/2015                                                                      4,605,000                4,699,310

         6.55%, 4/1/2026                                                                      6,625,000                6,978,378

         6.75%, 4/1/2026                                                                      3,755,000                3,892,020

Maryland Economic Development Corp., Revenue

  (Health & Mental Hygiene Providers Facilities

  Acquisition Program):

      8.375%, 3/1/2013                                                                        3,740,000                3,874,453

      8.75%, 3/1/2017                                                                         4,520,000                4,531,345



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Maryland Economic Development Corp., Revenue (continued):

  Student Housing (University Village at Sheppard Pratt):

      5.875%, 7/1/2021                                                                        1,750,000                1,845,270

      6%, 7/1/2033                                                                            3,000,000                3,162,270

   Utility Infrastructure (University of Maryland--

      College Park Project)

      4.75%, 7/1/2017 (AMBAC)                                                                 4,565,000                4,591,112

Maryland Health and Higher Educational Facilities

  Authority, Revenue:

      (Doctors Community Hospital) 5.50%, 7/1/2024                                            9,890,000                8,745,727

      (Helix Health Issue) 5%, 7/1/2027 (Insured; AMBAC)                                      5,580,000                5,714,199

      (Johns Hopkins Hospital):

         5%, 5/15/2021                                                                        5,000,000                4,990,600

         5%, 5/15/2026                                                                        2,500,000                2,477,275

         4.75%, 5/15/2033                                                                     5,000,000                4,814,050

         4.50%, 5/15/2035                                                                     2,395,000                2,174,492

         5%, 7/1/2041                                                                        10,000,000                9,922,500

      (Johns Hopkins Medical Institutions)

         5%, 7/1/2027 (Insured; AMBAC)                                                          650,000                  653,569

      (Medlantic Helix Issue)

         4.75%, 8/15/2028 (Insured; FSA)                                                     30,170,000               28,072,883

      (Union Hospital of Cecil County)

         6.70%, 7/1/2009                                                                      2,320,000                2,571,836

      (University of Maryland Medical Systems)

         7%, 7/1/2022 (Insured; FGIC)                                                         4,500,000                5,777,775

Maryland Industrial Development Financing Authority, EDR

   (Medical Waste Association) 8.75%, 11/15/2010                                                700,000  (a)             477,750

Maryland Local Government Insurance Trust, COP

   7.125%, 8/1/2009                                                                           3,250,000                3,321,630

Montgomery County Housing Opportunities Commission:

  MFMR:

      7.05%, 7/1/2032                                                                         2,485,000                2,554,406

      7.375%, 7/1/2032                                                                        1,510,000                1,541,725

   SFMR:

      6.625%, 7/1/2026                                                                        1,000,000                1,047,110

      Zero Coupon, 7/1/2027                                                                  20,835,000                5,139,369

      Zero Coupon, 7/1/2028                                                                  54,555,000                12,504,006

      Zero Coupon, 7/1/2032                                                                   7,215,000                 1,259,883

Northeast Waste Disposal Authority, Solid Waste Revenue

  (Montgomery County Resource Recovery Project):

      6%, 7/1/2008                                                                            2,690,000                3,009,438

      6.20%, 7/1/2010                                                                        10,000,000               10,501,500

      6.30%, 7/1/2016                                                                        14,205,000               14,815,105

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Prince Georges County, Revenue

  (Dimensions Health Corp.)

   5.30%, 7/1/2024                                                                           12,585,000                6,311,755

Prince Georges County Housing Authority:

  Mortgage Revenue:

    (New Keystone Apartment Project)

         6.80%, 7/1/2025 (Insured: FHA & MBIA)                                                4,300,000                4,396,449

      (Parkway Terrace Apartments)

         5.90%, 1/20/2020 (Collateralized; GNMA)                                              2,195,000                2,333,395

      (Riverview Terrace)

         6.70%, 6/20/2020 (Collateralized; GNMA)                                              2,000,000                2,124,460

      (Stevenson Apartments Project)

         6.35%, 7/20/2020 (Collateralized; GNMA)                                              3,000,000                3,103,260

   SFMR

      6.60%, 12/1/2025 (Collateralized: FNMA & GNMA)                                          3,225,000                3,350,936

U. S. RELATED--13.6%

Guam Airport Authority, Revenue 6.70%, 10/1/2023                                             10,000,000               10,360,500

Puerto Rico Commonwealth, Public Improvement:

   4.50%, 7/1/2023 (Insured; AMBAC)                                                           5,000,000                4,782,800

   5.125%, 7/1/2030 (Insured; FSA)                                                            7,500,000                7,643,850

   5%, 7/1/2027 (Insured; FSA)                                                               11,500,000               11,587,745

Puerto Rico Infrastructure Financing Authority

   Special Tax Revenue 5%, 7/1/2016 (Insured; AMBAC)                                          1,275,000                1,325,247

Puerto Rico Public Buildings Authority, Revenue

   5%, 7/1/2027 (Insured; AMBAC)                                                              4,000,000                4,027,600
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $297,235,321)                                                             99.3%              290,397,958

CASH AND RECEIVABLES (NET)                                                                          .7%                2,057,676

NET ASSETS                                                                                       100.0%              292,455,634




Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

COP                       Certificate of Participation

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty
                          Insurance Company

FHA                       Federal Housing Administration

FNMA                      Federal National
                          Mortgage Association

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage
                          Association

MBIA                      Municipal Bond
                          Investors Assurance
                          Insurance Corporation

MFHR                      Multi-Family Housing Revenue

MFMR                      Multi-Family Mortgage Revenue

PCR                       Pollution Control Revenue

SFMR                      Single Family Mortgage Revenue

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              38.1

AA                               Aa                              AA                                               33.3

A                                A                               A                                                14.9

BBB                              Baa                             BBB                                               8.7

Not Rated( b)                    Not Rated (b)                   Not Rated (b)                                     5.0

                                                                                                                 100.0

(A)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(B)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POORS,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(C)  AT OCTOBER 31,  2001,  THE FUND HAD  $94,021,559  (32.1% OF NET ASSETS) AND
     $98,596,774  (33.7% OF NET ASSETS)  INVESTED IN SECURITIES WHOSE PAYMENT OF
     PRINCIPAL  AND INTEREST IS DEPENDENT  UPON REVENUES  GENERATED  FROM HEALTH
     CARE AND HOUSING PROJECTS, RESPECTIVELY.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           297,235,321    290,397,958

Cash                                                                    308,932

Interest receivable                                                   4,810,830

Receivable for investment securities sold                             1,981,238

Receivable for shares of Beneficial Interest subscribed                 350,322

Prepaid expenses                                                         17,009

                                                                    297,866,289
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           242,008

Payable for investment securities purchased                           5,083,333

Payable for shares of Beneficial Interest redeemed                       56,911

Accrued expenses                                                         28,403

                                                                      5,410,655
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      292,455,634
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     299,083,463

Accumulated undistributed investment income--net                        137,371

Accumulated net realized gain (loss) on investments                      72,163

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                            (6,837,363)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      292,455,634

NET ASSET VALUE PER SHARE



                                                                              Class A            Class B          Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            234,778,506          53,552,898        4,124,230

Shares Outstanding                                                         19,459,266           4,437,806          341,589
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.07               12.07            12.07



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,630,866

EXPENSES:

Management fee--Note 3(a)                                              800,303

Shareholder servicing costs--Note 3(c)                                 454,967

Distribution fees--Note 3(b)                                           142,743

Professional fees                                                       17,649

Custodian fees                                                          15,006

Registration fees                                                       11,034

Prospectus and shareholders' reports                                     8,410

Trustees' fees and expenses--Note 3(d)                                   3,496

Loan commitment fees--Note 2                                             1,059

Miscellaneous                                                            8,480

TOTAL EXPENSES                                                       1,463,147

INVESTMENT INCOME--NET                                               7,167,719
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (520,257)

Net unrealized appreciation (depreciation) on investments            3,439,277

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,919,020

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                10,086,739

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2001           Year Ended
                                               (Unaudited)      April 30, 2001
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,167,719            14,103,258

Net realized gain (loss) on investments          (520,257)              819,361

Net unrealized appreciation (depreciation)
   on investments                               3,439,277             3,607,811

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   10,086,739            18,530,430
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (5,911,576)         (11,920,135)

Class B shares                                 (1,147,700)          (2,060,024)

Class C shares                                    (81,910)            (123,099)

Net realized gain on investments:

Class A shares                                       --                (3,793)

Class B shares                                       --                  (722)

Class C shares                                       --                   (44)

TOTAL DIVIDENDS                               (7,141,186)         (14,107,817)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 10,568,389          15,583,231

Class B shares                                 10,051,883          11,960,918

Class C shares                                    860,274           1,464,354

Dividends reinvested:

Class A shares                                  3,537,570           7,148,581

Class B shares                                    572,906           1,118,330

Class C shares                                     52,302              70,282

Cost of shares redeemed:

Class A shares                                 (9,885,582)        (27,525,182)

Class B shares                                 (4,632,604)         (9,697,281)

Class C shares                                    (85,164)           (527,492)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            11,039,974            (404,259)

TOTAL INCREASE (DECREASE) IN NET ASSETS        13,985,527           4,018,354
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           278,470,107          274,451,753

END OF PERIOD                                 292,455,634          278,470,107

Undistributed investment income--net              137,371                 --



                                         Six Months Ended
                                         October 31, 2001          Year Ended
                                               (Unaudited)     April 30, 2001
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       872,694           1,300,857

Shares issued for dividends reinvested            291,532             597,968

Shares redeemed                                  (816,176)         (2,304,764)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     348,050            (405,939)
-------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       828,662             998,608

Shares issued for dividends reinvested             47,206              93,541

Shares redeemed                                  (383,004)           (812,211)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     492,864             279,938
-------------------------------------------------------------------------------

CLASS C

Shares sold                                        70,995             122,363

Shares issued for dividends reinvested              4,306               5,871

Shares redeemed                                    (6,983)            (44,161)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      68,318              84,073

(A) DURING THE PERIOD ENDED OCTOBER 31, 2001, 359,292 CLASS B SHARES REPRESENTING $4,348,381 WERE AUTOMATICALLY CONVERTED TO 359,292 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2001, 347,385 CLASS B SHARES REPRESENTING $4,152,891 WERE AUTOMATICALLY CONVERTED TO 347,504 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                           Six Months Ended
                                        October 31, 2001(a)                                   Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.94         11.74         12.94         13.05          12.70         12.69

Investment Operations:

Investment income--net                                 .31           .62           .63           .65            .67           .68

Net realized and unrealized
   gain (loss) on investments                          .13           .20         (1.10)          .09            .50           .18

Total from Investment Operations                       .44           .82          (.47)          .74           1.17           .86

Distributions:

Dividends from
   investment income--net                             (.31)         (.62)         (.63)         (.65)          (.67)         (.68)

Dividends from net realized
   gain on investments                                  --          (.00)(b)      (.10)         (.20)          (.15)         (.17)

Total Distributions                                   (.31)         (.62)         (.73)         (.85)          (.82)         (.85)

Net asset value, end of period                       12.07         11.94         11.74         12.94          13.05         12.70
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   3.67(d)       7.14         (3.61)         5.76           9.40          6.91
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .91(e)        .91           .91           .90            .90           .90

Ratio of net investment income
   to average net assets                              5.03(e)       5.22          5.16          4.97           5.12          5.29

Portfolio Turnover Rate                              15.28(d)      14.74         28.37         29.30          18.12         43.63
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     234,779       228,111       229,184       264,255        262,560       266,658

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE AND DECREASE NET REALIZED AND  UNREALIZED  GAIN (LOSS) ON INVESTMENTS
     PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME
     TO  AVERAGE   NET  ASSETS   FROM  5.01%  TO  5.03%.   PER  SHARE  DATA  AND
     RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO MAY 1,  2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended
                                       October 31, 2001(a)                                    Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.94         11.74         12.94         13.05          12.70         12.69

Investment Operations:

Investment income--net                                 .28           .56           .56           .58            .60           .61

Net realized and unrealized gain
   (loss) on investments                               .12           .20         (1.10)          .09            .50           .18

Total from Investment Operations                       .40           .76          (.54)          .67           1.10           .79

Distributions:

Dividends from investment
   income--net                                        (.27)         (.56)         (.56)         (.58)          (.60)         (.61)

Dividends from net realized
   gain on investments                                  --          (.00)(b)      (.10)         (.20)          (.15)         (.17)

Total Distributions                                   (.27)         (.56)         (.66)         (.78)          (.75)         (.78)

Net asset value, end of period                       12.07         11.94         11.74         12.94          13.05         12.70
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   3.40(d)       6.60         (4.12)         5.20           8.83          6.34
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.41(e)       1.42          1.43          1.42           1.42          1.43

Ratio of net investment income to
   average net assets                                 4.50(e)       4.69          4.62          4.44           4.59          4.75

Portfolio Turnover Rate                              15.28(d)      14.74         28.37         29.30          18.12         43.63
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      53,553        47,095        43,044        59,806         50,141        45,329

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE  BY $.01,  DECREASE  NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS)  ON
     INVESTMENTS  PER SHARE BY $.01 AND  INCREASE  THE  RATIO OF NET  INVESTMENT
     INCOME TO  AVERAGE  NET  ASSETS  FROM  4.48% TO 4.50%.  PER SHARE  DATA AND
     RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO MAY 1,  2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

 SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                           Six Months Ended
                                        October 31, 2001(a)                                    Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.94         11.75         12.95         13.06          12.71         12.69

Investment Operations:

Investment income--net                                 .27           .53           .54           .55            .57           .58

Net realized and unrealized gain
   (loss) on investments                               .12           .19         (1.10)          .09            .50           .19

Total from Investment Operations                       .39           .72          (.56)          .64           1.07           .77

Distributions:

Dividends from
   investment income--net                             (.26)         (.53)         (.54)         (.55)          (.57)         (.58)

Dividends from net realized
   gain on investments                                  --          (.00)(b)      (.10)         (.20)          (.15)         (.17)

Total Distributions                                   (.26)         (.53)         (.64)         (.75)          (.72)         (.75)

Net asset value, end of period                       12.07         11.94         11.75         12.95          13.06         12.71
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   3.27(d)       6.23         (4.32)         4.93           8.55          6.16
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.66(e)       1.67          1.65          1.66           1.67          1.64

Ratio of net investment income
   to average net assets                              4.25(e)       4.43          4.41          4.15           4.29          4.47

Portfolio Turnover Rate                              15.28(d)      14.74         28.37         29.30          18.12         43.63
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       4,124         3,264         2,223         3,235          1,618           202

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE  BY $.01,  DECREASE  NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS)  ON
     INVESTMENTS  PER SHARE BY $.01 AND  INCREASE  THE  RATIO OF NET  INVESTMENT
     INCOME TO  AVERAGE  NET  ASSETS  FROM  4.22% TO 4.25%.  PER SHARE  DATA AND
     RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO MAY 1,  2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company that, effective May 17, 2001, offers eleven series including the Maryland Series (the "fund"). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $13,652 during the period ended October 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowings. During the period ended October 31, 2001, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $750 during the period ended October 31, 2001, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2001, Class B and Class C shares were charged $128,201 and $14,542, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2001, Class A, Class B and Class C shares were charged $294,826, $64,100 and $4,848, respectively, pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $63,752 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2001, amounted to $66,458,509 and $42,937,681, respectively.

At October 31, 2001, accumulated net unrealized depreciation on investments was $6,837,363, consisting of $10,462,634 gross unrealized appreciation and $17,299,997 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 5--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $110,838 increase in accumulated undistributed investment income-net and a corresponding $110,838 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on April 30, 2001.

The effect of this change for the period ended October 31, 2001 was to increase net investment income by $26,533, increase net unrealized appreciation (depreciation) by $52,327 and decrease net realized gains (losses) by $78,860. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.


NOTES

                        For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Maryland Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial
representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  052SA1001

======================================

Dreyfus Premier

State Municipal

Bond Fund,

Massachusetts Series

SEMIANNUAL REPORT October 31, 2001



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                           Massachusetts Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This   semiannual  report  for  Dreyfus  Premier  State  Municipal  Bond  Fund,
Massachusetts Series, covers the period from May 1, 2001 through October 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with W. Michael Petty, the fund' s primary portfolio manager during the reporting period. On November 1, 2001, James Welch became the fund's primary portfolio manager.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that municipal bond yields will remain relatively low and that the
investment   environment   in   general   will   continue  to  be  challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to
refine    your    investment    strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

November 15, 2001




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Massachusetts Series, perform relative to its benchmark?

For the six-month period ended October 31, 2001, the fund's Class A shares provided a total return of 5.96%, Class B shares provided a total return of 5.69% and Class C shares provided a total return of 5.51%.(1) In comparison, the fund' s benchmark, the Lehman Brothers Municipal Bond Index, provided a total return of 5.80% and the Lipper Massachusetts Municipal Debt Funds category
provided   an   average   total   return  of  6.08%  for  the  same  period.(2)

During the reporting period, municipal bond prices were generally driven higher -- and yields lower -- by falling interest rates and robust investor demand in a weakening economy. In this environment, the fund produced modestly higher returns than its benchmark and was generally in line with the performance of its Lipper category, which was primarily the result of our focus on high quality, income-oriented bonds.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Massachusetts tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds historically issued by Massachusetts. Based on that assessment, we select the individual Massachusetts tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer, insurance and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund' s average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with that of other Massachusetts municipal bond funds.

What other factors influenced the fund's performance?

The fund and market benefited from lower interest rates in an increasingly weak economy during the reporting period. In this environment, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by implementing five interest-rate reductions, for a total of 2.00 percentage points during the reporting period. The Fed might have achieved its goal had it not been for the September 11 terrorist attacks, which may have pushed the U.S. economy into recession. As a result of these influences, yields on municipal bonds generally declined, causing their prices to rise.

Municipal bond prices were also supported by surging demand from individual investors seeking an investment alternative to a declining stock market. Demand for tax-exempt bonds was particularly pronounced when U.S. Treasury security yields, at times, matched those of municipal bonds during the reporting period, making the tax advantages of municipal bonds particularly attractive to investors at those times.

As the investment environment became more uncertain, we generally maintained the fund' s average duration at a point that was in line with the average for its peer group. In addition, we intensified our focus on high quality securities. Tactically, we reduced the fund's holdings of long-duration bonds, replacing them with relatively defensive securities in the 20- to 25-year maturity range selling at modest premiums to their face value. Many new purchases carried third-party insurance, helping to ensure their liquidity.(3) Since the fund's holdings did not include airline bonds, it was not affected when these securities were hard-hit after the September 11 attacks.

What is the fund's current strategy?

We have continued to maintain the fund's defensive posture, including a neutral duration and an emphasis on liquidity and credit quality. In fact, as of October 31, 81% of the fund's holdings were rated single-A or better and 50% were rated triple-A, the highest rating available. With interest rates at their lowest levels in many years and after the municipal bond market's strong 2001 rally, we believe that a conservative approach is currently the best way to achieve the fund's income- and capital preservation-oriented investment objectives.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. HOWEVER, THE BONDS IN THE INDEX GENERALLY ARE NOT INSURED. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND. CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(3) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO'S SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2001 (Unaudited)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--93.2%                                                        Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--71.2%

Boston Industrial Development Financing Authority

  Sewer Facility Revenue

   (Harbor Electric Energy Co. Project) 7.375%, 5/15/2015                                     2,500,000                2,558,100

Greater Lawrence Sanitation District

   5.75%, 6/15/2014 (Insured; MBIA)                                                           1,425,000                1,607,058

Massachusetts Bay Transportation Authority,

  General Transportation Systems

   7%, 3/1/2021                                                                               1,000,000                1,251,980

Massachusetts Development Finance Agency, Revenue

   (Landmark School) 5.25%, 6/1/2029                                                          1,100,000                1,094,390

Massachusetts Education Loan Authority

  Education Loan Revenue:

      7.75%, 1/1/2008 (Insured; MBIA)                                                           525,000                  527,720

      5.85%, 7/1/2014 (Insured; AMBAC)                                                        1,085,000                1,159,800

Massachusetts Health and Educational

  Facilities Authority, Revenue:

      (Boston Universtiy) 6%, 5/15/2059                                                       2,325,000                2,543,341

      (Community College Program)

         5.25%, 10/1/2026 (Insured; AMBAC)                                                    2,845,000                2,900,677

      (Milton Hospital) 7%, 7/1/2016 (Insured; MBIA)                                          2,050,000                2,071,627

      (Partners Healthcare System) 5.75%, 7/1/2032                                            2,000,000                2,059,800

      (Schepens Eye Research) 6.50%, 7/1/2028                                                 2,145,000                2,301,070

      (Tufts University) 5.125%, 7/1/2039                                                     1,680,000                1,716,406

      (Wellesley College) 5.125%, 7/1/2039                                                    2,500,000                2,515,175

Massachusetts Housing Finance Agency, Housing Development

   5.40%, 6/1/2020 (Insured; MBIA)                                                            1,200,000                1,230,924

Massachusetts Industrial Finance Agency, Revenue:

  Health Care Facility (Health Foundation, Inc. Project)

      6.75%, 12/1/2027                                                                        1,000,000                  930,700

   Resource Recovery (Ogden Haverhill Project)

      5.60%, 12/1/2019                                                                        1,000,000                  958,290

   (Water Treatment-American Hingham) 6.95%, 12/1/2035                                        3,000,000                3,135,510

Massachusetts Tunrnpike Authority, Highway System Revenue

   5%, 1/1/2039 (Insured; AMBAC)                                                              1,500,000                1,468,890

Massachusetts Water Pollution Abatement Trust,

  Water Pollution Abatement Revenue

   (New Bedford Program) 4.75%, 2/1/2026 (Insured; FGIC)                                      1,250,000                1,195,275

Narragansett Regional School District

   6.50%, 6/1/2016 (Insured; AMBAC)                                                           1,205,000                1,414,718

Plymouth County, COP (Correctional Facility)

   5.125%, 10/1/2018 (Insured; AMBAC)                                                         1,375,000                1,411,204


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Route 3 North Transportation Improvement Association, LR:

   5.75%, 6/15/2018 (Insured; MBIA)                                                           2,000,000                2,167,260

   5.375%, 6/15/2033 (Insured; MBIA)                                                          2,000,000                2,059,660

Westfield 6.50%, 5/1/2017 (Insured; FGIC)                                                     1,750,000                2,050,947

U.S. RELATED--22.0%

Guam Airport Authority, Revenue 6.70%, 10/1/2023                                              1,500,000                1,554,075

Puerto Rico Commonwealth 6%, 7/1/2014                                                         1,000,000                1,036,010

Puerto Rico Commonwealth Highway and

  Transportation Authority,

  Highway Revenue:

      7.833%, 7/1/2009                                                                        1,000,000  (a)           1,080,000

      7.933%, 7/1/2010                                                                        1,000,000  (a)           1,080,000

      5%, 7/1/2036                                                                            2,000,000                2,005,440

Puerto Rico Public Buildings Authority,

  Guaranteed Government Facilities Revenue

   6.25%, 7/1/2015 (Insured; AMBAC)                                                           1,100,000                1,329,405

Puerto Rico Public Finance Corporation,

  Commonwealth Appropriation

   5.375%, 8/1/2024 (Insured; MBIA )                                                          2,000,000                2,100,480

Virgin Islands Public Finance Authority, Revenue

   7.25%, 10/1/2018 (Prerefunded 10/1/2002)                                                   2,750,000  (b)           2,933,782

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $52,523,472)                                                                                                 55,449,714
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--4.5%
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS:

Massachusetts Commonwealth, VRDN

   (Central Artery) 2.05%                                                                     1,700,000  (c)           1,700,000

Massachusetts Health and Educational Facilities Authority,

  Revenue, VRDN (Capital Assets Program)

   1.75% (Insured; MBIA)                                                                      1,000,000  (c)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $2,700,000)                                                                                                   2,700,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $55,223,472)                                                              97.7%               58,149,714

CASH AND RECEIVABLES (NET)                                                                         2.3%                1,382,956

NET ASSETS                                                                                       100.0%               59,532,670


                                                                      The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty
                             Insurance Company

LR                        Lease Revenue

MBIA                      Municipal Bond
                             Investors Assurance
                             Insurance Corporation

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              49.7

AA                               Aa                              AA                                               17.0

A                                A                               A                                                13.6

BBB                              Baa                             BBB                                              13.4

F-1+, F-1                        MIG1, VMIG1 & P1                SP1 & A1                                          4.7

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     1.6

                                                                                                                 100.0

(A) INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE PERIODICALLY.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(C)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  55,223,472  58,149,714

Cash                                                                    398,221

Interest receivable                                                   1,030,555

Receivable for shares of Beneficial Interest subscribed                   1,986

Prepaid expenses                                                         13,186

                                                                     59,593,662
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            44,660

Accrued expenses                                                         16,332

                                                                         60,992
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       59,532,670
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      57,155,123

Accumulated undistributed investment income--net                         18,455

Accumulated net realized gain (loss) on investments                   (567,150)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              2,926,242
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       59,532,670

NET ASSET VALUE PER SHARE

                                                                              Class A              Class B          Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             54,108,106            4,910,628          513,936

Shares Outstanding                                                          4,691,120              425,934           44,523
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   11.53                11.53            11.54

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,652,809

EXPENSES:

Management fee--Note 3(a)                                              160,918

Shareholder servicing costs--Note 3(c)                                  93,143

Distribution fees--Note 3(b)                                            13,346

Registration fees                                                        8,400

Prospectus and shareholders' reports                                     4,821

Custodian fees                                                           4,136

Professional fees                                                        4,119

Trustees' fees and expenses--Note 3(d)                                     725

Loan commitment fees--Note 2                                               222

Miscellaneous                                                            4,510

TOTAL EXPENSES                                                         294,340

INVESTMENT INCOME--NET                                               1,358,469
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                706,462

Net unrealized appreciation (depreciation) on investments            1,271,374

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,977,836

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,336,305

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2001           Year Ended
                                              (Unaudited)       April 30, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,358,469            2,901,805

Net realized gain (loss) on investments           706,462              375,827

Net unrealized appreciation (depreciation)
   on investments                               1,271,374            2,014,909

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,336,305            5,292,541
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (1,249,317)          (2,678,506)

Class B shares                                   (97,555)            (214,937)

Class C shares                                    (8,188)              (8,362)

TOTAL DIVIDENDS                               (1,355,060)          (2,901,805)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  1,974,261           4,881,079

Class B shares                                    445,308             671,135

Class C shares                                    122,713             227,612

Dividends reinvested:

Class A shares                                    716,365           1,555,736

Class B shares                                     49,905             125,040

Class C shares                                      4,070               4,841

Cost of shares redeemed:

Class A shares                                (1,948,954)          (7,956,540)

Class B shares                                  (308,551)          (1,074,757)

Class C shares                                        (2)              (2,055)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       1,055,115           (1,567,909)

TOTAL INCREASE (DECREASE) IN NET ASSETS        3,036,360              822,827
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            56,496,310           55,673,483

END OF PERIOD                                  59,532,670           56,496,310

Undistributed investment income--net               18,455                 --

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                         October 31, 2001          Year Ended
                                              (Unaudited)      April 30, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       173,159             444,432

Shares issued for dividends reinvested             62,798             140,893

Shares redeemed                                  (171,191)           (719,509)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      64,766            (134,184)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        38,951              60,527

Shares issued for dividends reinvested              4,376              11,336

Shares redeemed                                  (27,338)             (96,997)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      15,989             (25,134)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        10,727               20,027

Shares issued for dividends reinvested                357                  435

Shares redeemed                                        --                 (192)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      11,084               20,270

(A) DURING THE PERIOD ENDED OCTOBER 31, 2001, 45,055 CLASS B SHARES REPRESENTING $519,504, WERE AUTOMATICALLY CONVERTED TO 45,019 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2001, 58,168 CLASS B SHARES REPRESENTING $647,751 WERE AUTOMATICALLY CONVERTED TO 58,135 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                       October 31, 2001(a)                                   Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.14         10.69         11.68         11.75          11.40         11.50

Investment Operations:

Investment income--net                                 .27           .56           .57           .59            .61           .63

Net realized and unrealized
   gain (loss) on investments                          .39           .45          (.98)          .11            .40           .17

Total from Investment Operations                       .66          1.01          (.41)          .70           1.01           .80

Distributions:

Dividends from
   investment income--net                             (.27)         (.56)         (.57)         (.59)          (.61)         (.63)

Dividends from net realized gain
   on investments                                       --            --          (.01)         (.18)          (.05)         (.27)

Total Distributions                                   (.27)         (.56)         (.58)         (.77)          (.66)         (.90)

Net asset value, end of period                       11.53         11.14         10.69         11.68          11.75         11.40
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                   5.96(c)       9.63        (3.42)          6.08           9.04          7.08
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .96(d)        .96          .98            .93            .91           .92

Ratio of net investment income
   to average net assets                              4.69(d)       5.09         5.22           4.97           5.23          5.46

Portfolio Turnover Rate                              26.84(c)      51.41        57.94          47.11          48.69         24.45
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      54,108        51,557       50,885         62,958         60,529        65,809

(A)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE
PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE
AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY
LESS THAN $.01 AND INCREASE THE RATIO OF NET INCOME TO AVERAGE NET ASSETS FROM
4.68% TO 4.69%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

FINANCIAL HIGHLIGHTS (continued)

                                          Six Months Ended
                                        October 31, 2001(a)                                  Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.14         10.68         11.67         11.75          11.40         11.49

Investment Operations:

Investment income--net                                 .24           .50           .52           .53            .55           .57

Net realized and unrealized
   gain (loss) on investments                          .39           .46          (.98)          .10            .40           .18

Total from Investment Operations                       .63           .96          (.46)          .63            .95           .75

Distributions:

Dividends from
   investment income--net                             (.24)         (.50)         (.52)         (.53)          (.55)         (.57)

Dividends from net realized
   gain on investments                                  --           --           (.01)         (.18)          (.05)         (.27)

Total Distributions                                   (.24)         (.50)         (.53)         (.71)          (.60)         (.84)

Net asset value, end of period                       11.53         11.14         10.68         11.67          11.75         11.40
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                   5.69(c)       9.18         (3.93)         5.46           8.49          6.63
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                1.47(d)        1.48          1.49          1.43           1.42          1.43

Ratio of net investment income
   to average net assets                             4.17(d)        4.57          4.70          4.46           4.71          4.94

Portfolio Turnover Rate                             26.84(c)       51.41         57.94         47.11          48.69         24.45
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       4,911         4,566         4,648         6,733          6,584         6,064

(A)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE
PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE
AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY
LESS THAN $.01 AND INCREASE THE RATIO OF NET INCOME TO AVERAGE NET ASSETS FROM
4.16% TO 4.17%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                           Six Months Ended
                                        October 31, 2001(a)                                  Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.15          10.70        11.69         11.76          11.41         11.48

Investment Operations:

Investment income--net                                 .22            .46          .49           .50            .52           .54

Net realized and unrealized
   gain (loss) on investments                          .39            .45         (.98)          .11            .40           .20

Total from Investment Operations                       .61            .91         (.49)          .61            .92           .74

Distributions:

Dividends from
   investment income--net                             (.22)          (.46)        (.49)         (.50)          (.52)         (.54)

Dividends from net realized
   gain on investments                                  --             --         (.01)         (.18)          (.05)         (.27)

Total Distributions                                   (.22)          (.46)        (.50)         (.68)          (.57)         (.81)

Net asset value, end of period                       11.54          11.15        10.70         11.69          11.76         11.41
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                   5.51(c)        8.65        (4.16)         5.28           8.22          6.55
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.72(d)        1.79         1.68          1.70           1.64          1.65

Ratio of net investment income
   to average net assets                              3.81(d)        4.18         4.51          4.06           4.51          4.64

Portfolio Turnover Rate                              26.84(c)       51.41        57.94         47.11          48.69         24.45
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                         514            373          141           345              1             1

(A)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE
PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE
AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY
LESS THAN $.01 AND INCREASE THE RATIO OF NET INCOME TO AVERAGE NET ASSETS FROM
3.80% TO 3.81%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that, effective May 17, 2001, offers eleven series including the Massachusetts Series (the "fund" ). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. , which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $4,365 during the period ended October 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,282,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2001. If not applied, $282,000 of the carryover expires in fiscal 2008 and $1,000,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average
daily    net    assets    and    is    payable    monthly.

The Distributor retained $1,878 during the period ended October 31, 2001, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2000, Class B and Class C shares were charged $11,729 and $1,617, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2001, Class A, Class B and Class C shares were charged $66,741, $5,864 and $539, respectively, pursuant to the
Shareholder    Services    Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $12,082 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2001, amounted to $14,956,285 and $15,032,780, respectively.

At October 31, 2001, accumulated net unrealized appreciation on investment was $2,926,242, consisting of $3,043,571 gross unrealized appreciation and $117,329 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $15,046 increase in accumulated undistributed investment income-net and a corresponding $15,046 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on April 30, 2001.


The effect of this change for the period ended October 31, 2001 was to increase net investment income by $3,409, increase net unrealized appreciation (depreciation) by $8,727 and decrease net realized gains (losses) by $12,136.
The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, Massachusetts Series
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  063SA1001



Dreyfus Premier
State Municipal
Bond Fund,
Michigan Series

SEMIANNUAL REPORT October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,

                                                                Michigan Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier State Municipal Bond Fund, Michigan Series, covers the period from May 1, 2001 through October 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that municipal bond yields will remain relatively low and that the investment environment in general will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

November 15, 2001




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Michigan Series, perform relative to its benchmark?

For the six-month period ended October 31, 2001, the fund's Class A shares produced a total return of 5.45%, Class B shares produced a total return of 5.18% and Class C shares produced a total return of 5.11%.(1) In comparison, the fund' s benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 5.80% and the Lipper Michigan Municipal Debt Funds category produced an average total return of 5.66% for the same period.(2)

During the reporting period, municipal bond prices were generally driven higher -- and yields lower -- by falling interest rates and robust investor demand in a weakening economy. In order to preserve capital in this uncertain environment, however, we positioned the fund defensively, causing its near-term performance to slightly lag those of its benchmark and Lipper category average.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Michigan state tax-exempt income as is practical without undue risk from a diversified portfolio of long-term municipal bonds. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds historically issued by Michigan. Based on that assessment, we select the individual Michigan tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond' s yield, price, age, creditworthiness of its issuer, insurance and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund' s average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with that of other Michigan municipal bond funds.

What other factors influenced the fund's performance?

The fund and market benefited from lower interest rates in an increasingly weak economy during the reporting period. In this environment, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by implementing five interest-rate reductions for a total of 2.00 percentage points during the reporting period. The Fed might have achieved its goal had it not been for the September 11 terrorist attacks, which may have pushed the U.S. economy into recession. As a result of these influences, yields on municipal bonds generally declined, causing their prices to rise.

Municipal bond prices were also supported by surging demand from individual investors seeking an investment alternative to a declining stock market. Demand for tax-exempt bonds was particularly pronounced when U.S. Treasury security yields, at times, matched those of municipal bonds during the reporting period, making the tax advantages of municipal bonds particularly attractive to investors at those times.

As the investment environment became more uncertain, we generally reduced the fund' s sensitivity to interest rates, and we intensified our focus on high quality securities. Tactically, we reduced the fund's holdings of long-duration bonds, replacing them with relatively defensive securities in the 20- to 25-year maturity range selling at modest premiums to their face value. Many new purchases carried third-party insurance, helping to ensure their liquidity.
(3) However, the fund's performance was hurt by its holdings of airline bonds, which were particularly hard-hit after the September 11 attacks.

What is the fund's current strategy?

We have continued to maintain the fund's defensive posture, including a neutral average duration and an emphasis on liquidity and credit quality. In fact, as of October 31, 82% of the fund's holdings were rated single-A or better, and 63% were rated triple-A, the highest rating available. With interest rates at their lowest levels in many years and after the municipal bond market's strong 2001 rally, we believe that a conservative approach is currently the best way to achieve the fund' s income- and capital preservation-oriented investment objectives.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MICHIGAN RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. HOWEVER, THE BONDS IN THE INDEX GENERALLY ARE NOT INSURED. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND. CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(3) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO'S SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2001 (Unaudited)



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.2%                                                        Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Allegan Hospital Finance Authority, HR (Allegan General

  Hospital):

      6.875%, 11/15/2017                                                                      4,460,000                4,449,118

      7%, 11/15/2021                                                                            800,000                  801,680

Anchor Bay School District, Building and Site

   6%, 5/1/2023 (Insured; FGIC)                                                               1,500,000                1,724,685

Brighton Area School District:

   Zero Coupon, 5/1/2014 (Insured: AMBAC)                                                     8,000,000                4,492,480

   Zero Coupon, 5/1/2020 (Insured: AMBAC)                                                     5,000,000                1,937,750

Capital Region Airport Authority, Airport Revenue

   6.70%, 7/1/2021 (Insured; MBIA)                                                            2,500,000                2,603,525

Chippewa County Hospital Finance Authority, Revenue

   5.625%, 11/1/2014                                                                          1,225,000                1,173,293

Clarkston Community School

   5.75%, 5/1/2016 (Insured; FGIC) (Prerefunded 5/1/2005)                                     1,340,000  (a)           1,479,534

Detroit:

   (Unlimited Tax) 6.35%, 4/1/2014                                                            2,735,000                2,912,748

   Water Supply Systems Revenue:

      10.336%, 7/1/2022 (Insured; FGIC)                                                       1,500,000  (b)           1,614,375

      Senior Lien 5.75%, 7/1/2028                                                             4,000,000                4,329,400

Dickinson County Healthcare System, HR:

   5.50%, 11/1/2013                                                                           3,715,000                3,616,478

   5.50%, 11/1/2013 (Insured; ACA)                                                            2,000,000                2,095,600

   5.70%, 11/1/2018 (Insured; ACA)                                                            3,000,000                3,093,870

Edwardsburg Public Schools

   4.75%, 5/1/2024 (insured; FGIC)                                                            1,000,000                  959,290

Fowlerville Community Schools School District

   5.60%, 5/1/2016 (Insured; MBIA)                                                            2,995,000                3,326,966

Grand Rapids Housing Finance Authority, Multi-Family Revenue

   7.625%, 9/1/2023 (Collateralized; FNMA)                                                    1,000,000                1,070,360

Grand Valley State University, Revenue

   5.25%, 12/1/2020 (Insured; FGIC)                                                           3,000,000                3,075,000

Howell Public Schools 5%, 5/1/2025                                                            1,500,000                1,500,555

Huron Valley School District

   Zero Coupon, 5/1/2018 (Insured; FGIC)                                                      6,370,000                2,792,926

Kalamazoo Hospital Finance Authority,

  Hospital Facilities Revenue (Borgess Medical Center)

   6.25%, 6/1/2014 (Insured; FGIC)                                                            2,000,000                2,381,260

Kent County, Airport Facilities Revenue

  (Kent County International Airport):

      5.90%, 1/1/2012                                                                         1,145,000                1,265,935

      5.90%, 1/1/2013                                                                         1,095,000                1,210,654

      6.10%, 1/1/2025                                                                         3,000,000                3,334,860


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Lake Orion Community School District

   5.80%, 5/1/2015 (Insured; AMBAC)                                                           2,085,000                2,236,246

Leslie Public Schools (Ingham and Jackson Counties)

  Building and Site 6%, 5/1/2015

   (Insured; AMBAC) (Prerefunded 5/1/2005)                                                    1,000,000  (a)           1,112,400

Michigan Building Authority, Lease Revenue

   7.87% 10/15/2017                                                                           5,000,000  (b,c)         5,558,500

Michigan Higher Education Student Loan Authority,

  Student Loan Revenue:

      6.875%, 10/1/2007 (Insured; AMBAC)                                                      2,250,000                2,277,000

      6.125%, 9/1/2010                                                                        1,520,000                1,567,637

Michigan Hospital Finance Authority, HR:

   (Crittenton Hospital) 6.70%, 3/1/2007                                                      2,250,000                2,357,505

   (Daughters of Charity National Health Systems - Providence

      Hospital) 7%, 11/1/2021 (Prerefunded 11/1/2001)                                         2,700,000  (a)           2,754,000

   (Detroit Medical Center) 8.125%, 8/15/2012                                                    75,000                   75,118

   (Genesys Health Systems)

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                               5,000,000  (a)           6,041,500

   (Sisters of Mercy Health Corp)

      6.25%, 2/15/2009 (Insured; FSA)                                                         1,065,000                1,099,112

   (Trinity Healtheast) 6%, 12/1/2027 (Insured; AMBAC)                                        3,500,000                3,825,080

Michigan Housing Development Authority

   6.75%, 12/1/2014                                                                           1,625,000                1,711,482

Michigan Housing Representatives, COP:

   Zero Coupon, 8/15/2022 (Insured; AMBAC)                                                    7,325,000                2,469,038

   Zero Coupon, 8/15/2023 (Insured; AMBAC)                                                    2,615,000                  834,734

Michigan Municipal Bond Authority, Revenue

  (State Revolving Fund):

      6.50%, 10/1/2014 (Prerefunded 10/1/2004)                                                2,500,000  (a)           2,821,875

      6.50%, 10/1/2017 (Prerefunded 10/1/2004)                                                3,500,000  (a)           3,950,625

Michigan Strategic Fund, Limited Obligation Revenue:

  (Ledyard Association Ltd. Partnership Project)

    6.25%, 10/1/2011

      (Insured; ITT Lyndon Property Insurance Co)                                             3,075,000                3,399,105

   (Northeastern Community Mental Health Foundation)

      8.25%, 1/1/2009                                                                         1,090,000                1,113,010

   SWDR (Genesee Power Station Project) 7.50%, 1/1/2021                                       3,000,000                2,971,290

Monroe County, PCR (Detroit Edison Project)

   6.55%, 6/1/2024 (Insured; MBIA)                                                            1,700,000                1,817,946

Monroe County Economic Development Corp, Ltd. Obligation

  Revenue (Detroit Edison Co Project)

   6.95%, 9/1/2022 (Insured; FGIC)                                                            2,000,000                2,549,480

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Northville, Special Assessment (Wayne County)

   7.875%, 1/1/2006                                                                           1,350,000                1,356,089

Redford Unified School District

   5.50%, 5/1/2015 (Insured; AMBAC)                                                           1,260,000                1,404,724

Romulus Community Schools

   Zero Coupon 5/1/2020 (Insured; FGIC)                                                       1,385,000                  536,757

Romulus Economic Development Corp, Ltd. Obligation EDR

  (Romulus Hir Ltd. Partnership Project)

   7%, 11/1/2015 (Insured; ITT Lyndon Property Insurance Co)                                  3,700,000                4,572,238

South Lyon Community Schools (School Building)

   6.375%, 5/1/2018 (Prerefunded 5/1/2002)                                                    1,500,000  (a)           1,562,235

Stockbridge Community Schools

   5.50%, 5/1/2021                                                                              600,000                  628,818

Sturgis Public School District, School Building and

   Site 5.625%, 5/1/2025                                                                      5,085,000                5,391,371

Wayne Charter County, Airport Revenue,

   Special Facilities (Northwest Airlines Inc) 6.75%, 12/1/2015                               5,150,000                4,171,345

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $120,788,057)                                                                                               129,408,602
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--3.0%
-----------------------------------------------------------------------------------------------------------------------------------

Michigan Strategic Fund, VRDN:

  Limited Obligation Revenue

      (Dow Chemical Co. Project) 2.10%                                                        1,000,000  (d)           1,000,000

   PCR (Consumers Power Project) 2.10%                                                        1,400,000  (d)           1,400,000

Midland County Economic Devcorp, Economic

  Development Limited Obligation Revenue, VRDN

   (Dow Chemical Co. Project) 2.15%                                                           1,725,000  (d)           1,725,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $4,125,000)                                                                                                   4,125,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $124,913,057)                                                                            98.2%              133,533,602

CASH AND RECEIVABLES (NET)                                                                         1.8%                2,401,853

NET ASSETS                                                                                       100.0%              135,935,455




Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond
                          Assurance Corporation

COP                       Certificate of Participation

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty
                          Insurance Company

FNMA                      Federal National
                          Mortgage Association

FSA                       Financial Security Assurance

HR                        Hospital Revenue

MBIA                      Municipal Bond
                          Investors Assurance
                          Insurance Corporation

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              59.7

AA                               Aa                              AA                                                7.5

A                                A                               A                                                10.0

BBB                              Baa                             BBB                                               3.6

F1                               Mig1                            SP1                                               3.1

Not Rated(e)                     Not Rated(e)                    Not Rated(e)                                     16.1

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT OCTOBER 31,  2001,  THIS
     SECURITY AMOUNTED TO $5,558,500 OR 4.1% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE RATE  INTEREST--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           124,913,057   133,533,602

Cash                                                                    285,682

Interest receivable                                                   2,304,054

Receivable for shares of Beneficial Interest subscribed                  16,331

Prepaid expenses                                                         12,786

                                                                    136,152,455
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           106,601

Payable for shares of Beneficial Interest redeemed                       77,470

Accrued expenses                                                         32,929

                                                                        217,000
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      135,935,455
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     128,253,331

Accumulated undistributed investment income--net                         26,789

Accumulated net realized gain (loss) on investments                    (965,210)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              8,620,545
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      135,935,455

NET ASSET VALUE PER SHARE


                                                                              Class A            Class B          Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            120,037,116          11,333,580       4,564,759

Shares Outstanding                                                          7,868,828             743,094         299,170
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   15.25               15.25           15.26



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,947,885

EXPENSES:

Management fee--Note 3(a)                                              373,731

Shareholder servicing costs--Note 3(c)                                 214,776

Distribution fees--Note 3(b)                                            37,255

Custodian fees                                                           9,359

Registration fees                                                        8,927

Professional fees                                                        7,893

Prospectus and shareholders' reports                                     7,796

Trustees' fees and expenses--Note 3(d)                                   1,666

Loan commitment fees--Note 2                                               518

Miscellaneous                                                            9,496

TOTAL EXPENSES                                                         671,417

INVESTMENT INCOME--NET                                               3,276,468
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,084,864

Net unrealized appreciation (depreciation) on investments            2,793,076

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,877,940

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 7,154,408

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2001           Year Ended
                                               (Unaudited)      April 30, 2001
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,276,468            6,888,926

Net realized gain (loss) on investments         1,084,864              198,901

Net unrealized appreciation (depreciation)
   on investments                               2,793,076            4,473,442

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    7,154,408           11,561,269
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (2,973,551)          (6,279,937)

Class B shares                                   (249,654)            (554,980)

Class C shares                                    (45,343)             (54,009)

TOTAL DIVIDENDS                                (3,268,548)          (6,888,926)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  2,582,666            5,259,177

Class B shares                                    842,183            1,460,748

Class C shares                                  3,060,216              592,867

Dividends reinvested:

Class A shares                                  1,667,899            3,514,718

Class B shares                                    103,183              251,842

Class C shares                                     25,949               29,587

Cost of shares redeemed:

Class A shares                                 (7,582,255)         (16,759,904)

Class B shares                                 (1,360,608)          (3,817,614)

Class C shares                                    (51,882)            (281,598)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS         (712,649)          (9,750,177)

TOTAL INCREASE (DECREASE) IN NET ASSETS         3,173,211           (5,077,834)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           132,762,244          137,840,078

END OF PERIOD                                 135,935,455          132,762,244

Undistributed investment income--net               26,789                 --



                                         Six Months Ended
                                         October 31, 2001           Year Ended
                                               (Unaudited)      April 30, 2001
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       170,930              358,420

Shares issued for dividends reinvested            110,049              238,396

Shares redeemed                                  (500,372)          (1,139,785)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (219,393)            (542,969)
-------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        55,527               98,990

Shares issued for dividends reinvested              6,810               17,107

Shares redeemed                                   (90,179)            (259,938)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (27,842)            (143,841)
-------------------------------------------------------------------------------

CLASS C

Shares sold                                       201,021               39,866

Shares issued for dividends reinvested              1,708                2,001

Shares redeemed                                    (3,420)             (19,063)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     199,309               22,804

(A) DURING THE PERIOD ENDED OCTOBER 31, 2001, 120,157 CLASS B SHARES REPRESENTING $1,828,514 WERE AUTOMATICALLY CONVERTED TO 120,096 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2001, 126,102 CLASS B SHARES REPRESENTING $1,857,248 WERE AUTOMATICALLY CONVERTED TO 126,093 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                           Six Months Ended
                                        October 31, 2001(a)                                   Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.82          14.32        15.57         15.61          15.14         15.15

Investment Operations:

Investment income--net                                 .37            .75          .76           .78            .80           .81

Net realized and unrealized
   gain (loss) on investments                          .43            .50        (1.16)          .12            .48           .21

Total from Investment Operations                       .80           1.25         (.40)          .90           1.28          1.02

Distributions:

Dividends from investment
   income--net                                        (.37)          (.75)        (.76)         (.78)          (.80)         (.81)

Dividends from net realized
   gain on investments                                  --             --         (.09)         (.16)          (.01)         (.22)

Total Distributions                                   (.37)          (.75)        (.85)         (.94)          (.81)        (1.03)

Net asset value, end of period                       15.25          14.82        14.32         15.57          15.61         15.14
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                   5.45(c)        8.90        (2.56)         5.89           8.55          6.89
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .93(d)        .93           .94          .92            .92           .91

Ratio of net investment income
   to average net assets                              4.88(d)       5.11          5.18         4.96           5.12          5.34

Portfolio Turnover Rate                              31.22(c)      29.62         29.55        36.17          41.46         22.32
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     120,037       119,860       123,635      145,764        149,221       155,568

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE AND DECREASE NET REALIZED AND  UNREALIZED  GAIN (LOSS) ON INVESTMENTS
     PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME
     TO  AVERAGE   NET  ASSETS   FROM  4.87%  TO  4.88%.   PER  SHARE  DATA  AND
     RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO MAY 1,  2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                       October 31, 2001(a)                                   Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.82         14.32         15.56         15.61          15.13         15.15

Investment Operations:

Investment income--net                                 .34           .68           .69           .70            .72           .74

Net realized and unrealized
   gain (loss) on investments                          .42           .50         (1.15)          .11            .49           .20

Total from Investment Operations                       .76          1.18          (.46)          .81           1.21           .94

Distributions:

Dividends from investment
   income--net                                        (.33)         (.68)         (.69)         (.70)          (.72)         (.74)

Dividends from net realized
   gain on investments                                  --            --          (.09)         (.16)          (.01)         (.22)

Total Distributions                                   (.33)         (.68)         (.78)         (.86)          (.73)         (.96)

Net asset value, end of period                       15.25         14.82         14.32         15.56          15.61         15.13
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                   5.18(c)       8.35         (2.98)         5.29           8.08          6.27
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.44(d)       1.44          1.44          1.42           1.42          1.42

Ratio of net investment income
   to average net assets                              4.37(d)       4.60          4.66          4.44           4.61          4.82

Portfolio Turnover Rate                              31.22(c)      29.62         29.55         36.17          41.46         22.32
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      11,334        11,422        13,101        22,338         20,938        19,338

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE  BY $.01,  DECREASE  NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS)  ON
     INVESTMENTS  PER SHARE BY $.01 AND  INCREASE  THE  RATIO OF NET  INVESTMENT
     INCOME TO  AVERAGE  NET  ASSETS  FROM  4.36% TO 4.37%.  PER SHARE  DATA AND
     RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO MAY 1,  2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                       October 31, 2001(a)                                     Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.82         14.33         15.57         15.61          15.14         15.16

Investment Operations:

Investment income--net                                 .32           .64           .65           .66            .67           .69

Net realized and unrealized
   gain (loss) on investments                          .43           .49         (1.15)          .12            .48           .20

Total from Investment Operations                       .75          1.13          (.50)          .78           1.15           .89

Distributions:

Dividends from
   investment income--net                             (.31)         (.64)         (.65)         (.66)          (.67)         (.69)

Dividends from net realized
   gain on investments                                  --            --          (.09)         (.16)          (.01)         (.22)

Total Distributions                                   (.31)         (.64)         (.74)         (.82)          (.68)         (.91)

Net asset value, end of period                       15.26         14.82         14.33         15.57          15.61         15.14
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                   5.11(c)       8.01         (3.22)         5.08           7.70          5.94
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.65(d)       1.69          1.69          1.67           1.69          1.72

Ratio of net investment income
   to average net assets                              3.98(d)       4.33          4.43          4.16           4.26          4.47

Portfolio Turnover Rate                              31.22(c)      29.62         29.55         36.17          41.46         22.32
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       4,565         1,480         1,104         1,877            640           241

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE  BY $.01,  DECREASE  NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS)  ON
     INVESTMENTS  PER SHARE BY $.01 AND  INCREASE  THE  RATIO OF NET  INVESTMENT
     INCOME TO  AVERAGE  NET  ASSETS  FROM  3.96% TO 3.98%.  PER SHARE  DATA AND
     RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO MAY 1,  2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that, effective May 17, 2001, offers eleven series including the Michigan Series (the " fund" ). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $2,066,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2001. If not applied, $1,231,000 of the carryover expires in fiscal 2008 and $835,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $1,325 during the period ended October 31, 2001, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2001, Class B and Class C shares were charged $28,658 and $8,597 respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2001, Class A, Class B and Class C shares were charged $152,683, $14,329 and $2,866, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $32,953 pursuant to the transfer agency agreement.


(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2001, amounted to $41,563,877 and $44,039,882, respectively.

At October 31, 2001, accumulated net unrealized appreciation on investments was $8,620,545, consisting of $9,666,336 gross unrealized appreciation and $1,045,791 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $18,869 increase in accumulated undistributed investment income-net and a corresponding $18,869 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on April 30, 2001.

                                                             The Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

     The effect of this change for the period ended October 31, 2001 was to increase net investment income by $7,920, increase net unrealized appreciation (depreciation) by $12,913 and decrease net realized gains (losses) by $20,833. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

NOTES


                        For More Information

                        Dreyfus Premier State Municipal Bond Fund,

                        Michigan Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial
representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  053SA1001

====================================

Dreyfus Premier
State Municipal
Bond Fund,
Minnesota Series

SEMIANNUAL REPORT October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,

                                                               Minnesota Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier State Municipal Bond Fund, Minnesota Series, covers the period from May 1, 2001 through October 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that municipal bond yields will remain relatively low and that the investment environment in general will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

November 15, 2001




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Minnesota Series, perform relative to its benchmark?

For the six-month period ended October 31, 2001, the fund's Class A shares produced a total return of 5.87%, Class B shares produced a total return of 5.59% and Class C shares produced a total return of 5.46%.(1) In comparison, the fund' s benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 5.80% and the Lipper Minnesota Municipal Debt Funds category produced an average total return of 5.16% for the same period.(2)

During the reporting period, municipal bond prices were generally driven higher -- and yields lower -- by falling interest rates and robust investor demand in a weakening economy. In this environment, the fund produced modestly higher returns than its benchmark and Lipper category average, which was primarily the result of our focus on high quality, income-oriented bonds.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Minnesota state tax-exempt income as is practical without undue risk from a diversified portfolio of longer term municipal bonds. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds historically issued by Minnesota. Based on that assessment, we select the individual Minnesota tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer, insurance and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund' s average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with that of other Minnesota municipal bond funds.

What other factors influenced the fund's performance?

The fund and market benefited from lower interest rates in an increasingly weak economy during the reporting period. In this environment, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by implementing five interest-rate reductions for a total of 2.00 percentage points during the reporting period. The Fed might have achieved its goal had it not been for the September 11 terrorist attacks, which may have pushed the U.S. economy into recession. As a result of these influences, yields on municipal bonds generally declined, causing their prices to rise.

Municipal bond prices were also supported by surging demand from individual investors seeking an investment alternative to a declining stock market. Demand for tax-exempt bonds was particularly pronounced when U.S. Treasury security yields, at times, matched those of municipal bonds during the reporting period, making the tax advantages of municipal bonds particularly attractive to investors at those times.

As the investment environment became more uncertain, we generally reduced the fund' s sensitivity to interest rates, and we intensified our focus on high quality securities. Tactically, we reduced the fund's holdings of long-duration bonds, replacing them with relatively defensive securities in the 20- to 25-year maturity range selling at modest premiums to their face value. Many new purchases carried third-party insurance, helping to ensure their liquidity.(3) However, the fund's performance was hurt by its holdings of airline bonds, which were particularly hard-hit after the September 11 attacks.

What is the fund's current strategy?

We have continued to maintain the fund's defensive posture, including a neutral average duration and an emphasis on liquidity and credit quality. In fact, as of October 31, 82% of the fund's holdings were rated single-A or better, and 43% were rated triple-A, the highest rating available. With interest rates at their lowest levels in many years and after the municipal bond market's strong 2001 rally, we believe that a conservative approach is currently the best way to achieve the fund's income- and capital preservation-oriented investment objectives.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MINNESOTA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. HOWEVER, THE BONDS IN THE INDEX GENERALLY ARE NOT INSURED. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND. CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(3) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO'S SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2001 (Unaudited)



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.8%                                                        Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Anoka County, SWDR (United Power Association Project)

  6.95%, 12/1/2008 (Guaranteed; National Rural

   Utilities Cooperative Finance Corp.)                                                       3,825,000                3,895,916

Bass Brook, PCR (Minnesota Power and Light Co.)

   6%, 7/1/2022                                                                               1,500,000                1,536,330

Brooklyn Park 5.85%, 2/1/2016 (Insured; FSA)                                                  1,425,000                1,508,092

Chaska, Electric Revenue 6%, 10/1/2020                                                        3,000,000                3,194,670

Dakota County Housing and Redevelopment Authority, South

  Saint Paul Revenue (Single Family-GNMA Program)

   8.10%, 9/1/2012                                                                               35,000                   35,059

Golden Valley, Revenue (Covenant Retirement Communities)

   5.50%, 12/1/2029                                                                           2,000,000                1,962,040

Grand Rapids Housing and Redevelopment Authority, Revenue

  (Governmental Housing-Lakeshore Project)

   5.30%, 10/1/2029.                                                                          1,000,000                  960,290

Harmony, MFHR (Zedakah Foundation Project)

   5.95 %, 9/1/2020                                                                           1,000,000                1,022,490

Hubbard County, SWDR (Potlatch Corp. Project)

   7.375%, 8/1/2013                                                                           1,000,000                1,002,710

Inver Grove Heights Independent School District Number 199

   5.75%, 2/1/2017                                                                            2,225,000                2,333,513

Mahtomedi Independent School District Number 832

   Zero Coupon, 2/1/2017 (Insured; MBIA)                                                      1,275,000                  601,277

Minneapolis:

   Zero Coupon, 12/1/2014                                                                     1,825,000                1,002,728

   Health Care Facilities Revenue (Shelter Care Foundation):

      6%, 4/1/2010                                                                              775,000                  740,474

      6.50%, 4/1/2029                                                                         1,000,000                  910,050

   Home Ownership Program 7.10%, 6/1/2021                                                       345,000                  352,290

   MFMR (Seward Towers Project)

      7.375%, 12/20/2030 (Collateralized; GNMA)                                               2,350,000                2,379,821

   Revenue (Blake School Project) 5.45%, 9/1/2021                                             2,000,000                2,062,980

Minneapolis and Saint Paul Metropolitan Airports Commission:

  Airport Revenue:

      5.625%, 1/1/2018 (Insured; FGIC)                                                        2,000,000                2,094,460

      5.25%, 1/1/2021 (Insured; FGIC)                                                         2,000,000                2,017,960

      5.75%, 1/1/2032 (Insured; FGIC)                                                         4,995,000                5,333,661

   Special Facilities Revenue (Northwest Airlines)

      7%, 4/1/2025                                                                            2,000,000                1,581,300

Minneapolis Community Development Agency, Ltd. Tax

  Supported Development Revenue:

      8%, 12/1/2009                                                                             300,000                  300,741

      7.40%, 12/1/2021                                                                        2,000,000                2,044,480


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Minneapolis Community Development Agency, Ltd. Tax

  Supported Development Revenue (continued):

      5.45%, 12/1/2031 (LOC; U.S. Bank NA)                                                    2,500,000                2,516,450

Minneapolis Public Facilities Authority, Water Pollution

   Control Revenue 5.375%, 3/1/2019                                                           3,000,000                3,115,710

Minneapolis-Saint Paul Housing and Redevelopment Authority,

  Health Care Systems Revenue

   (Group Health Plan Inc., Project) 6.75%, 12/1/2013                                         2,750,000                2,828,540

State of Minnesota:

   6%, 10/1/2011                                                                              5,625,000                6,166,181

   (Duluth Airport) 6.25%, 8/1/2014                                                           2,500,000                2,701,575

Minnesota Agricultural and Economic Development Board,

  Revenue, Fairview Health Care Systems

   6.375%, 11/15/2029                                                                         2,000,000                2,137,540

Minnesota Higher Education Facilities Authority:

  College and University Revenue:

      (College at Saint Benedict) 5.35%, 3/1/2020                                             1,000,000                1,002,170

      (University of Saint Thomas):

         5.35%, 4/1/2017                                                                      1,000,000                1,026,730

         5.40%, 4/1/2022                                                                      2,125,000                2,165,503

   Mortgage Revenue (Augsburg College) 5.30%, 10/1/2027.                                      2,000,000                2,000,920

Minnesota Housing Finance Agency, Revenue:

  Rental Housing:

      6.10%, 8/1/2009                                                                         1,895,000                1,897,748

      5.375%, 8/1/2028                                                                        2,500,000                2,534,625

   Single Family Mortgage:

      5.80%, 1/1/2019                                                                         2,000,000                2,083,720

      5.45%, 1/1/2022 (Insured; MBIA)                                                         1,000,000                1,020,120

      6.95%, 7/1/2026                                                                         1,850,000                1,926,368

Minnesota Public Facilities Authority, Water Pollution Control

   Revenue 6.50%, 3/1/2014 (Prerefunded 3/1/2001)                                             4,200,000  (a)           4,345,950

Minnesota Retirement Systems, Building Revenue

   6%, 6/1/2030                                                                               1,475,000                1,628,267

New Hope, Housing and Health Care Facilities Revenue

  (Masonic Home - North Ridge):

      5.90%, 3/1/2019                                                                         1,000,000                  939,630

      5.875%, 3/1/2029                                                                        3,000,000                2,698,140

Northern Municipal Power Agency, Electric System Revenue

   8.335%, 1/1/2016 (Insured; FSA )                                                           5,000,000  (b,c)         5,623,750

City of Red Wing, Health Care Facilities Revenue

   (River Region Obligation Group) 6.50%, 9/1/2022                                            3,445,000                3,879,036

Rosemount Independent School District Number 196

   Zero Coupon, 4/1/2014 (Insured; MBIA)                                                      3,000,000                1,699,410

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Saint Paul Housing and Redevelopment Authority, Revenue:

  Hospital (HealthEast Project)

      5.70%, 11/1/2015 (Insured; ACA)                                                         2,000,000                2,099,040

   Single Family Mortgage

      6.90%, 12/1/2021 (Insured; FNMA)                                                        1,445,000                1,475,201

Sartell, PCR (Champion International Corp. Project)

   6.95%, 10/1/2012                                                                           5,000,000                5,170,550

Seaway Port Authority of Duluth, Industrial Development Dock

   and Wharf Revenues (Cargill Inc. Project) 6.80%, 5/1/2012                                  3,000,000                3,117,060

Shakopee Public Utilities Commission, Public Utilities

   Revenue 6%, 2/1/2028 (Insured; MBIA)                                                       1,000,000                1,083,090

Southern    Municipal Power Agency,

   Power Supply System Revenue:

      5.75%, 1/1/2018 (Insured; MBIA)                                                         2,000,000                2,064,440

      Zero Coupon, 1/1/2021 (Insured; MBIA)                                                   7,850,000                2,945,634

      Zero Coupon, 1/1/2025 (Insured; MBIA)                                                   5,255,000                1,589,059

      Zero Coupon, 1/1/2026 (Insured; MBIA)                                                  15,530,000                4,449,345

      Zero Coupon, 1/1/2027 (Insured; MBIA)                                                   4,800,000                1,305,840

University of Minnesota, College and University Revenue

   5.50%, 7/1/2021                                                                            5,925,000                6,492,496

Washington County Housing and Redevelopment Authority,

  Hospital Facility Revenue (Healtheast Project)

   5.375%, 11/15/2018 (Insured; ACA)                                                          4,500,000                4,570,695

Western Minnesota Municipal Power Agency, Electric Power

   and Light Revenue 5.50%, 1/1/2012 (Insured; AMBAC)                                           900,000                  962,415

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $127,312,960)                                                                                               132,136,280
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.2%
-----------------------------------------------------------------------------------------------------------------------------------

Beltrami County, Environmental Control Revenue,

  VRDN (Northwood Panelboard Co. Project)

   2.15% (LOC; Toronto Dominion Bank)                                                           400,000  (d)             400,000

Mankato, Revenue, VRDN (Bethany Lutheran

   College) 2.10% (LOC; Well Fargo Bank)                                                      1,200,000  (d)           1,200,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $1,600,000)                                                                                                   1,600,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $128,912,960)                                                                            98.0%              133,736,280

CASH AND RECEIVABLES (NET)                                                                         2.0%                2,760,640

NET ASSETS                                                                                       100.0%              136,496,920




Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond
                          Assurance Corporation

FNMA                      Federal National
                          Mortgage Association

FSA                       Financial Security Assurance

GNMA                      Government National
                          Mortgage Association

LOC                       Letter of Credit

MBIA                      Municipal Bond
                          Investors Assurance
                          Insurance Corporation

MFHR                      Multi-Family Housing Revenue

MFMR                      Multi-Family Mortgage Revenue

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Varialbe Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              38.3

AA                               Aa                              AA                                               16.3

A                                A                               A                                                23.0

BBB                              Baa                             BBB                                              11.9

F1                               Mig1                            SP1                                               1.2

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     9.3

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY-THE   INTEREST   RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT OCTOBER 31,  2001,  THIS
     SECURITY AMOUNTED TO $5,623,750 OR 4.1% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE RATE  INTEREST-SUBJECT  TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           128,912,960   133,736,280

Cash                                                                    346,360

Interest receivable                                                   1,929,342

Receivable for investment securities sold                               551,222

Receivable for shares of Beneficial Interest subscribed                  54,447

Prepaid expenses                                                         15,046

                                                                    136,632,697
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           106,192

Payable for shares of Beneficial Interest redeemed                        7,288

Accrued expenses                                                         22,297

                                                                        135,777
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      136,496,920
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     131,755,125

Accumulated undistributed investment income--net                          4,723

Accumulated net realized gain (loss) on investments                     (86,248)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              4,823,320
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      136,496,920

NET ASSET VALUE PER SHARE



                                                                              Class A             Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             120,883,202          13,958,291       1,655,427

Shares Outstanding                                                           8,012,046             923,606         109,557
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   15.09                15.11           15.11



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,867,473

EXPENSES:

Management fee--Note 3(a)                                              372,443

Shareholder servicing costs--Note 3(c)                                 208,662

Distribution fees--Note 3(b)                                            41,306

Registration fees                                                        8,978

Professional fees                                                        8,444

Custodian fees                                                           8,670

Prospectus and shareholders' reports                                     6,940

Trustees' fees and expenses--Note 3(d)                                   2,143

Loan commitment fees--Note 2                                               509

Miscellaneous                                                            9,362

TOTAL EXPENSES                                                         667,457

INVESTMENT INCOME--NET                                               3,200,016
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                600,908

Net unrealized appreciation (depreciation) on investments            3,839,281

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,440,189

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 7,640,205

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2001          Year Ended
                                               (Unaudited)     April 30, 2001
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,200,016            6,675,999

Net realized gain (loss) on investments           600,908             (248,630)

Net unrealized appreciation (depreciation)
   on investments                               3,839,281            4,599,066

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                              7,640,205           11,026,435
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (2,864,617)          (5,974,560)

Class B shares                                   (306,287)            (655,971)

Class C shares                                    (28,753)             (45,468)

TOTAL DIVIDENDS                                (3,199,657)          (6,675,999)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  4,311,249            6,752,448

Class B shares                                    886,550            1,740,488

Class C shares                                    503,980              179,789

Dividends reinvested:

Class A shares                                  1,749,201            3,623,176

Class B shares                                    180,454              386,271

Class C shares                                     13,174               19,758

Cost of shares redeemed:

Class A shares                                 (6,378,877)         (13,204,346)

Class B shares                                 (2,001,101)          (2,847,622)

Class C shares                                    (44,647)            (168,770)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              (780,017)          (3,518,808)

TOTAL INCREASE (DECREASE) IN NET ASSETS         3,660,531              831,628
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           132,836,389          132,004,761

END OF PERIOD                                 136,496,920          132,836,389

Undistributed investment income--net                4,723                 --


                                         Six Months Ended

                                         October 31, 2001          Year Ended

                                               (Unaudited)     April 30, 2001
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       288,396             463,838

Shares issued for dividends reinvested            116,971             249,350

Shares redeemed                                  (428,513)           (915,957)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (23,146)           (202,769)
-------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        59,296             118,624

Shares issued for dividends reinvested             12,048              26,546

Shares redeemed                                  (133,826)           (196,874)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (62,482)            (51,704)
-------------------------------------------------------------------------------

CLASS C

Shares sold                                        33,743              12,313

Shares issued for dividends reinvested                879               1,358

Shares redeemed                                    (3,006)            (11,685)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      31,616               1,986

(A) DURING THE PERIOD ENDED OCTOBER 31, 2001, 166,921 CLASS B SHARES REPRESENTING $2,514,183 WERE AUTOMATICALLY CONVERTED TO 167,180 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2001, 85,091 CLASS B SHARES REPRESENTING $1,199,400 WERE AUTOMATICALLY CONVERTED TO 82,785 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except porfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                        October 31, 2001(a)                                   Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.60          14.11         15.30         15.30          15.03         14.98

Investment Operations:

Investment income--net                                 .36            .74           .75           .78            .82           .82

Net realized and unrealized
   gain (loss) on investments                          .49            .49         (1.13)          .04            .27           .09

Total from Investment Operations                       .85           1.23          (.38)          .82           1.09           .91

Distributions:

Dividends from
   investment income--net                             (.36)          (.74)         (.75)         (.78)          (.82)         (.82)

Dividends from net realized gain
   on investments                                       --            --           (.06)         (.04)            --          (.04)

Total Distributions                                   (.36)          (.74)         (.81)         (.82)          (.82)         (.86)

Net asset value, end of period                       15.09          14.60         14.11         15.30          15.30         15.03
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                   5.87(c)        8.90         (2.48)         5.41           7.36          6.16
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA ($):

Ratio of expenses to
   average net assets                                  .92(d)         .92           .93           .91            .90           .91

Ratio of net investment income
   to average net assets                              4.79(d)        5.13          5.20          5.05           5.32          5.42

Portfolio Turnover Rate                              22.29(c)       14.00         13.45         41.27          13.37         25.82
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     120,883        117,281       116,261       134,314        126,115       129,031

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE AND DECREASE NET REALIZED AND  UNREALIZED  GAIN (LOSS) ON INVESTMENTS
     PER SHARE BY LESS THAN $.01; RATIOS WERE NOT AFFECTED BY THESE CHANGES. PER
     SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS  PRIOR TO MAY 1, 2001
     HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.




                                          Six Months Ended
                                        October 31, 2001(a)                                    Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.62         14.14         15.33         15.33          15.06         15.01

Investment Operations:

Investment income--net                                 .32           .67           .67           .70            .74           .74

Net realized and unrealized
   gain (loss) on investments                          .49           .48         (1.13)          .04            .27           .09

Total from Investment Operations                       .81          1.15          (.46)          .74           1.01           .83

Distributions:

Dividends from
   investment income--net                             (.32)         (.67)         (.67)         (.70)          (.74)         (.74)

Dividends from net realized
   gain on investments                                  --            --          (.06)         (.04)            --          (.04)

Total Distributions                                   (.32)         (.67)         (.73)         (.74)          (.74)         (.78)

Net asset value, end of period                       15.11         14.62         14.14         15.33          15.33         15.06
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                   5.59(c)       8.27         (2.97)         4.86           6.79          5.60
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.44(d)       1.43          1.46          1.43           1.42          1.44

Ratio of net investment income
   to average net assets                              4.27(d)       4.62          4.64          4.52           4.79          4.90

Portfolio Turnover Rate                              22.29(c)      14.00         13.45         41.27          13.37         25.82
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      13,958        14,417        14,671        29,562         28,568        26,004

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE AND DECREASE NET REALIZED AND  UNREALIZED  GAIN (LOSS) ON INVESTMENTS
     PER SHARE BY LESS THAN $.01; RATIOS WERE NOT AFFECTED BY THESE CHANGES. PER
     SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS  PRIOR TO MAY 1, 2001
     HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                        October 31, 2001(a)                                   Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.62         14.13         15.33         15.33          15.06         15.01

Investment Operations:

Investment income--net                                 .30           .63           .63           .65            .69           .70

Net realized and unrealized
   gain (loss) on investments                          .49           .49         (1.14)          .04            .27           .09

Total from Investment Operations                       .79          1.12          (.51)          .69            .96           .79

Distributions:

Dividends from investment
   income--net                                        (.30)         (.63)         (.63)         (.65)          (.69)         (.70)

Dividends from net realized
   gain on investments                                  --            --          (.06)         (.04)            --          (.04)

Total Distributions                                   (.30)         (.63)         (.69)         (.69)          (.69)         (.74)

Net asset value, end of period                       15.11         14.62         14.13         15.33          15.33         15.06
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                   5.46(c)       8.03         (3.30)         4.53           6.46          5.34
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.70(d)       1.72          1.73          1.74           1.73          1.67

Ratio of net investment income
   to average net assets                              3.96(d)       4.32          4.38          4.16           4.40          4.62

Portfolio Turnover Rate                              22.29(c)      14.00         13.45         41.27          13.37         25.82
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       1,655         1,139         1,073         1,422            667           307

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE AND DECREASE NET REALIZED AND  UNREALIZED  GAIN (LOSS) ON INVESTMENTS
     PER SHARE BY LESS THAN $.01; RATIOS WERE NOT AFFECTED BY THESE CHANGES. PER
     SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS  PRIOR TO MAY 1, 2001
     HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company that, effective May 17, 2001, offers eleven series, including the Minnesota Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each Class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $698,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $158,000 of the carryover expires in fiscal 2008 and $540,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of bor

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

rowings. During the period ended October 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $104 during the period ended October 31, 2001, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2001, Class B and Class C shares were charged $35,862 and $5,444, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2001, Class A, Class B and Class C shares were charged $149,547, $17,931 and $1,815, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $28,762 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The  aggregate amount of purchases and sales of investment securities, excluding
short-term   securities,  during  the  period  October  31,  2001,  amounted  to
$29,349,998 and $30,739,817, respectively.

At October 31, 2001, accumulated net unrealized appreciation on investments was $4,823,320, consisting of $5,640,649 gross unrealized appreciation and $817,329 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $4,364 increase in accumulated undistributed investment income-net

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

and a corresponding $4,364 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on April 30, 2001.

The effect of this change for the period ended October 31, 2001 was to increase net investment income by $359, and decrease net realized gains (losses) by $359. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.


NOTES

                        For More Information

                        Dreyfus Premier State Municipal Bond Fund, Minnesota Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial
representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  055SA1001

====================================

Dreyfus Premier
State Municipal
Bond Fund,
North Carolina Series

SEMIANNUAL REPORT October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,

                                                          North Carolina Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier State Municipal Bond Fund, North Carolina Series, covers the period from May 1, 2001 through October 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with W. Michael Petty, the fund's primary portfolio manager during the reporting period. On November 1, 2001, Scott Sprauer became the fund's primary portfolio manager.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that municipal bond yields will remain relatively low and that the investment environment in general will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

November 15, 2001




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, North Carolina Series, perform relative to its benchmark?

For the six-month period ended October 31, 2001, the fund's Class A shares provided a total return of 5.61%, Class B shares provided a total return of 5.34% and Class C shares provided a total return of 5.13%.(1 )In comparison, the fund' s benchmark, the Lehman Brothers Municipal Bond Index, provided a total return of 5.80% and the Lipper North Carolina Municipal Debt Funds category provided an average total return of 5.27% for the same period.(2)

During the reporting period, municipal bond prices were generally driven higher by falling interest rates and robust investor demand in a weakening economy. In order to preserve capital in this uncertain environment, however, we positioned the fund defensively, causing its near-term performance to slightly lag that of its benchmark, while placing it slightly ahead of that of its Lipper category average.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and North Carolina state tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds historically issued by North Carolina. Based on that assessment, we select the individual North Carolina tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer, insurance and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund' s average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with that of other North Carolina municipal bond funds.

What other factors influenced the fund's performance?

The fund and market benefited from lower interest rates in an increasingly weak economy during the reporting period. In this environment, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by implementing five interest-rate reductions for a total of 2.00 percentage points during the reporting period. The Fed might have achieved its goal had it not been for the September 11 terrorist attacks, which may have pushed the U.S. economy into recession. As a result of these influences, yields on municipal bonds generally declined, causing their prices to rise.

Municipal bond prices were also supported by surging demand from individual investors seeking an investment alternative to a declining stock market. Demand for tax-exempt bonds was particularly pronounced when U.S. Treasury security yields, at times, matched those of municipal bonds during the reporting period, making the tax advantages of municipal bonds particularly attractive to investors at those times. In North Carolina, the supply of newly issued bonds remained quite low, making it difficult for investors to capture attractive yields.

As the investment environment became more uncertain, we generally reduced the fund' s sensitivity to interest rates, and we intensified our focus on high quality securities. For example, we sold the fund's holdings of airline bonds in the middle of the period, a decision that proved fortuitous when such bonds were hard-hit after the September 11 attacks. Tactically, we reduced the fund' s holdings of long-duration bonds, replacing them with relatively defensive securities in the 20- to 25-year maturity range. Many new purchases carried third-party insurance, helping to ensure their liquidity.(3) In addition, because of the scarce supply of new North Carolina issues, we also purchased Puerto Rico bonds, which are exempt from federal and state income taxes for U.S. residents.

What is the fund's current strategy?

We have continued to maintain the fund' s defensive posture, including a relatively short average duration and an emphasis on liquidity and credit quality. In fact, as of October 31, 79% of the fund's holdings were rated single-A or better. With interest rates at their lowest levels in many years and after the municipal bond market' s strong 2001 rally, we believe that a conservative approach is currently the best way to achieve the fund's income-and capital preservation-oriented investment objectives.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NORTH CAROLINA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. HOWEVER, THE BONDS IN THE INDEX GENERALLY ARE NOT INSURED. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND. CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(3) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO'S SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2001 (Unaudited)




                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--94.8%                                                        Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA--70.7%

Appalachian State University, Housing and Student

  Center System Revenue

   5.60%, 7/15/2020 (Insured; FSA)                                                            1,000,000                1,072,290

Buncombe County Metropolitan Sewage District,

  Sewage System Revenue

   6.75%, 7/1/2022 (Prerefunded 7/1/2002)                                                       500,000  (a)             525,550

Cabarrus County, COP, Installment Financing Contract

   5.50%, 4/1/2014                                                                            2,000,000                2,195,400

Charlotte:

   Airport Revenue 5.75%, 7/1/2029 (Insured; MBIA)                                            1,500,000                1,602,315

   Storm Water Fee Revenue 6%, 6/1/2025                                                       2,000,000                2,221,440

   Water and Sewer System Revenue 5.25%, 6/1/2025                                             1,710,000                1,753,297

Henderson County, COP (Henderson County School

   Projects) 5%, 3/1/2015 (Insured; AMBAC)                                                    1,630,000                1,703,855

New Hanover County:

  COP (New Hanover Country Projects)

      5.25%, 12/1/2018 (Insured; AMBAC)                                                       1,640,000                1,713,898

   Public Improvement 5.75%, 11/1/2017                                                        1,700,000                1,891,352

New Hanover County Industrial Facilities and Pollution

  Control Financing Authority (Occidental Petroleum)

   6.50%, 8/1/2014                                                                            1,000,000                1,027,710

North Carolina Eastern Municipal Power Agency,

  Power System Revenue:

      5.70%, 1/1/2013                                                                         2,690,000                2,920,856

      6%, 1/1/2022 (Insured; ACA)                                                             1,000,000                1,062,900

      6.75%, 1/1/2026                                                                         3,000,000                3,277,500

North Carolina Educational Assistance Authority,

   Guaranteed Student Loan Revenue 6.35%, 7/1/2016                                            4,375,000                4,622,231

North Carolina Housing Finance Agency,

   Single Family Revenue 6.50%, 9/1/2026                                                      3,470,000                3,651,516

North Carolina Medical Care Commission,

  Health, Hospital and Nursing Home Revenue:

    (Annie Penn Memorial Hospital)

         7.50%, 8/15/2021 (Prerefunded 2/15/2002)                                             3,750,000  (a)           3,881,362

      (Depaul Community Facilities Project)

         7.625%, 11/1/2029                                                                    2,115,000                2,173,755

      (Halifax Regional Medical Center) 5%, 8/15/2024                                           800,000                  697,408

      (North Carolina Housing Foundation Inc.)

         6.625%, 8/15/2030 (Insured; ACA)                                                     3,250,000                3,581,695



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA (CONTINUED)

North Carolina Medical Care Commission,

  Health, Hospital and Nursing Home Revenue (continued):

    (Northeast Medical Center Project):

         5.50%, 11/1/2025                                                                     1,000,000                1,047,390

         5.50%, 11/1/2030                                                                     2,000,000                2,089,960

      (Southeast Regional Medical Center)

         6.25%, 6/1/2029                                                                      2,000,000                2,137,340

      (Wilson Memorial Hospital Project)

         Zero Coupon, 11/1/2016 (Insured; AMBAC)                                              3,055,000                1,466,278

North Carolina Municipal Power Agency Number 1,

  Catawba Electric Revenue

   5.50%, 1/1/2015 (Insured; MBIA)                                                            4,000,000                4,416,960

Pitt County, COP (School Facilities Project)

   5.30%, 4/1/2021 (Insured; FSA)                                                               550,000                  566,990

Raleigh Durham Airport Authority, Airport Revenue

   5.25%, 11/1/2019 (Insured; FGIC)                                                           3,000,000                3,089,100

Shelby, Combined Enterprise System Revenue
   5.625%, 5/1/2014                                                                           1,000,000                1,055,680

University of North Carolina, Multiple Utility Revenues

   Zero Coupon, 8/1/2018                                                                      2,500,000                1,084,275

U.S. RELATED--24.1%

Guam Airport Authority, Airport and Marina Revenue

   6.70%, 10/1/2023                                                                           2,000,000                2,072,100

Guam Power Authority, Electric Power and Light Revenues

   6.30%, 10/1/2022                                                                           2,000,000                2,116,860

Commonwealth of Puerto Rico

   6.80%, 7/1/2021 (Prerefunded 7/1/2002)                                                       600,000  (a)             628,104

Puerto Rico Infrastructure Financing Authority

   5.50%, 10/1/2032                                                                           2,000,000                2,125,580

Puerto Rico Housing Finance Corp., Home Mortgage Revenue

   5.20%, 12/1/2033                                                                           3,000,000                3,034,170

Puerto Rico Public Finance Corp.

   5.375%, 8/1/2024 (Insured; MBIA)                                                           4,000,000                4,200,960

Virgin Islands Public Finance Authority, Revenues:

   Matching Fund Loan Notes 7.25%, 10/1/2018                                                  4,000,000                4,267,320

   Sub Lien Fund Loan Notes 5.875%, 10/1/2018                                                 1,500,000                1,510,770

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $74,619,577)                                                                                                 78,486,167

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--3.4%                                                        Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

North Carolina Medical Care Commission,

  Health, Hospital and Nursing Home Revenue, VRDN

   (Pooled Financing Project) 2.05%                                                           1,000,000  (b)           1,000,000

Raleigh-Duhram Airport Authority, Special Facilities

  Revenue, VRDN (American Airlines)

   2.05% (LOC; Royal Bank of Canada)                                                          1,800,000  (b)           1,800,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $2,800,000)                                                                                                   2,800,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $77,419,577)                                                              98.2%               81,286,167

CASH AND RECEIVABLES (NET)                                                                         1.8%                1,487,923

NET ASSETS                                                                                       100.0%               82,774,090




Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond
                          Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty
                          Insurance Company

FSA                       Financial Security Assurance

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              49.6

AA                               Aa                              AA                                               13.6

A                                A                               A                                                14.9

BBB                              Baa                             BBB                                              13.9

F1                               Mig1                            SP1                                               3.5

Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     4.5

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  77,419,577  81,286,167

Cash                                                                    300,312

Interest receivable                                                   1,224,079

Receivable for shares of Beneficial Interest subscribed                  54,058

Prepaid expenses                                                         12,469

                                                                     82,877,085
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            67,598

Payable for shares of Beneficial Interest redeemed                       20,891

Accrued expenses                                                         14,506

                                                                        102,995
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       82,774,090
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      80,796,765

Accumulated undistributed investment income--net                          2,587

Accumulated net realized gain (loss) on investments                 (1,891,852)

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4                               3,866,590
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       82,774,090

NET ASSET VALUE PER SHARE



                                                                              Class A             Class B           Class C
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             60,972,513           20,525,806        1,275,771

Shares Outstanding                                                          4,474,302            1,507,460           93,583
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   13.63                13.62            13.63



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,254,674

EXPENSES:

Management fee--Note 3(a)                                              222,697

Shareholder servicing costs--Note 3(c)                                 126,492

Distribution fees--Note 3(b)                                            53,404

Registration fees                                                        8,305

Prospectus and shareholders' reports                                     6,303

Professional fees                                                        5,748

Custodian fees                                                           5,704

Trustees' fees and expenses--Note 3(d)                                     981

Loan commitment fees--Note 2                                               292

Miscellaneous                                                            4,848

TOTAL EXPENSES                                                         434,774

INVESTMENT INCOME--NET                                               1,819,900
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (1,021,084)

Net unrealized appreciation (depreciation) on investments            3,479,907

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,458,823

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,278,723

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2001           Year Ended
                                              (Unaudited)       April 30, 2001
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,819,900            3,694,418

Net realized gain (loss) on investments        (1,021,084)             122,880

Net unrealized appreciation
   (depreciation) on investments                3,479,907            2,271,070

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,278,723            6,088,368
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (1,392,512)          (2,825,296)

Class B shares                                   (405,454)            (842,453)

Class C shares                                    (21,595)             (26,669)

TOTAL DIVIDENDS                                (1,819,561)          (3,694,418)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  3,727,203            6,200,661

Class B shares                                  1,912,379            3,663,902

Class C shares                                    518,105              192,192

Dividends reinvested:

Class A shares                                    687,924            1,417,239

Class B shares                                    222,011              478,018

Class C shares                                     11,194                9,851

Cost of shares redeemed:

Class A shares                                 (2,305,668)          (8,248,660)

Class B shares                                 (1,198,454)          (5,597,771)

Class C shares                                    (43,017)            (135,096)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        3,531,677           (2,019,664)

TOTAL INCREASE (DECREASE) IN NET ASSETS         5,990,839              374,286
-------------------------------------------------------------------------------

NET ASSETS:

Beginning of Period                            76,783,251           76,408,965

END OF PERIOD                                  82,774,090           76,783,251

Undistributed investment income-net                 2,587                   --


                                         Six Months Ended
                                         October 31, 2001           Year Ended
                                              (Unaudited)       April 30, 2001
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                       278,693             469,421

Shares issued for dividends reinvested             50,968             107,714

Shares redeemed                                  (171,662)           (628,825)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     157,999             (51,690)
-------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       141,884             275,821

Shares issued for dividends reinvested             16,461              36,395

Shares redeemed                                   (89,526)           (426,725)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      68,819            (114,509)
-------------------------------------------------------------------------------

CLASS C

Shares sold                                        38,731              14,447

Shares issued for dividends reinvested                828                 749

Shares redeemed                                    (3,205)            (10,411)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      36,354               4,785

(A) DURING THE PERIOD ENDED OCTOBER 31, 2001, 113,994 CLASS B SHARES REPRESENTING $1,549,914 WERE AUTOMATICALLY CONVERTED TO 113,910 CLASS A SHARES, AND DURING THE PERIOD ENDED APRIL 30, 2001, 295,337 CLASS B SHARES REPRESENTING $3,892,332 WERE AUTOMATICALLY CONVERTED TO 295,106 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                       October 31, 2001(a)                                 Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.21          12.79        13.95         13.91          13.23         12.91

Investment Operations:

Investment income--net                                 .32            .66          .65           .66            .67           .67

Net realized and unrealized
   gain (loss) on investments                          .41            .42        (1.12)          .11            .68           .32

Total from Investment Operations                       .73           1.08         (.47)          .77           1.35           .99

Distributions:

Dividends from investment
   income--net                                        (.31)          (.66)        (.65)         (.66)          (.67)         (.67)

Dividends from net realized
   gain on investments                                   -             -          (.04)         (.07)            -              -

Total Distributions                                   (.31)          (.66)        (.69)         (.73)          (.67)         (.67)

Net asset value, end of period                       13.63          13.21        12.79         13.95          13.91         13.23
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( B)                                  5.61(c)        8.57        (3.38)         5.63          10.39          7.81
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .94(d)         .95          .97           .94            .87          1.04

Ratio of net investment income

   to average net assets                              4.63(d)        5.01         4.97          4.68           4.89          5.10

Portfolio Turnover Rate                              21.32(c)       32.30        39.92         41.15          32.28         44.91
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                      60,973         57,033       55,883        47,794         41,592        42,130

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE  BY $.01,  DECREASE  NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS)  ON
     INVESTMENTS  PER SHARE BY $.01;  RATIOS WERE NOT AFFECTED BY THESE CHANGES.
     PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO MAY 1,
     2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                        October 31, 2001(a)                                  Year Ended April 30,
                                                                   ---------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.20          12.78        13.94         13.90          13.22         12.90

Investment Operations:

Investment income--net                                 .28            .59          .58           .59            .60           .60

Net realized and unrealized
   gain (loss) on investments                          .42            .42        (1.12)          .11            .68           .32

Total from Investment Operations                       .70           1.01         (.54)          .70           1.28           .92

Distributions:

Dividends from investment
   income--net                                        (.28)          (.59)        (.58)         (.59)          (.60)         (.60)

Dividends from net realized
   gain on investments                                  -            (.04)        (.07)            -              -            -

Total Distributions                                   (.28)          (.59)        (.62)         (.66)          (.60)         (.60)

Net asset value, end of period                       13.62          13.20        12.78         13.94          13.90         13.22
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( B)                                  5.34(c)        8.03        (3.88)         5.10           9.84          7.27
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data (%):

Ratio of expenses to
   average net assets                                 1.44(d)        1.45         1.48          1.44           1.38          1.54

Ratio of net investment income

   to average net assets                              4.12(d)        4.50         4.42          4.16           4.39          4.59

Portfolio Turnover Rate                              21.32(c)       32.30        39.92         41.15          32.28         44.91
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                      20,526         18,994       19,854        39,535         45,296        43,979

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE AND DECREASE NET REALIZED AND  UNREALIZED  GAIN (LOSS) ON INVESTMENTS
     PER SHARE BY LESS THAN $.01; RATIOS WERE NOT AFFECTED BY THESE CHANGES. PER
     SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS  PRIOR TO MAY 1, 2001
     HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                        October 31, 2001(a)                                   Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.22         12.80         13.96         13.90          13.22         12.90

Investment Operations:

Investment income--net                                 .26           .56           .55           .56            .57           .57

Net realized and unrealized
   gain (loss) on investments                          .41           .42         (1.12)          .13            .68           .32

Total from Investment Operations                       .67           .98          (.57)          .69           1.25           .89

Distributions:

Dividends from investment
   income--net                                        (.26)         (.56)         (.55)         (.56)          (.57)         (.57)

Dividends from net realized
   gain on investments                                  -           (.04)         (.07)            -               -            -

Total Distributions                                   (.26)         (.56)         (.59)         (.63)          (.57)         (.57)

Net asset value, end of period                       13.63         13.22         12.80         13.96          13.90         13.22
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                  5.13(c)       7.78        (4.10)          5.02           9.58          7.00
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.68(d)       1.68         1.72           1.63           1.62          1.77

Ratio of net investment income

   to average net assets                              3.82(d)       4.27         4.22           3.83           4.08          4.31

Portfolio Turnover Rate                              21.32(c)      32.30        39.92          41.15          32.28         44.91
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                       1,276           756          671           434              44            11

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE AND DECREASE NET REALIZED AND  UNREALIZED  GAIN (LOSS) ON INVESTMENTS
     PER SHARE BY LESS THAN $.01; RATIOS WERE NOT AFFECTED BY THESE CHANGES. PER
     SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS  PRIOR TO MAY 1, 2001
     HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that, effective May 17, 2001 offers eleven series including the North Carolina Series (the "fund" ). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years.Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $2,580 during the period ended October 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $882,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2001. If not applied, $306,000 of the carryover expires in fiscal 2008 and $576,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $96 during the period ended October 31, 2001, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2001, Class B and Class C shares were charged $49,169 and $4,235, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2001, Class A, Class B and Class C shares were charged $75,230, $24,584 and $1,412 respectively, pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $18,243 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2001, amounted to $16,565,729 and $16,805,054, respectively.

At October 31, 2001, accumulated net unrealized appreciation on investments was $3,866,590, consisting of $3,929,064 gross unrealized appreciation and $62,474 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5-Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $2,248 increase in accumulated undistributed investment income-net and a corresponding $2,248 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on April 30, 2001.

The effect of this change for the period ended October 31, 2001 was to increase net investment income by $339, and decrease net realized gains (losses) by $339. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.


NOTES

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, North Carolina Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial
representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  065SA1001

====================================


Dreyfus Premier State
Municipal Bond Fund,
Ohio Series

SEMIANNUAL REPORT October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,

                                                                    Ohio Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier State Municipal Bond Fund, Ohio Series, covers the period from May 1, 2001 through October 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that municipal bond yields will remain relatively low and that the investment environment in general will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

November 15, 2001




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Ohio Series, perform relative to its benchmark?

For the six-month period ended October 31, 2001, the fund's Class A shares produced a total return of 5.47%, Class B shares produced a total return of 5.21% and Class C shares produced a total return of 5.07%.(1) In comparison, the fund' s benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 5.80% and the Lipper Ohio Municipal Debt Funds category produced an average total return of 5.34% for the same period.(2 )

During the reporting period, municipal bond prices were generally driven higher -- and yields lower -- by falling interest rates and robust investor demand in a weakening economy. In this environment, the fund produced modestly lower returns than its benchmark and modestly higher returns than that of its Lipper category average.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Ohio tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds historically issued by Ohio. Based on that assessment, we select the individual Ohio tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond' s yield, price, age, creditworthiness of its issuer, insurance and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with that of other Ohio municipal bond funds.

What other factors influenced the fund's performance?

The fund and market benefited from lower interest rates in an increasingly weak economy during the reporting period. In this environment, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by implementing five interest-rate reductions for a total of 2.00 percentage points during the reporting period. The Fed might have achieved its goal had it not been for the September 11 terrorist attacks, which may have pushed the U.S. economy into recession. As a result of these influences, yields on municipal bonds generally declined, causing their prices to rise.

Municipal bond prices were also supported by surging demand from individual investors seeking an investment alternative to a declining stock market. Demand for tax-exempt bonds was particularly pronounced when U.S. Treasury security yields, at times, matched those of municipal bonds during the reporting period, making the tax advantages of municipal bonds particularly attractive to investors at those times.

As the investment environment became more uncertain, we generally reduced the fund' s sensitivity to interest rates, and we intensified our focus on high quality securities. Tactically, we reduced the fund's holdings of long-duration bonds, replacing them with relatively defensive securities in the 20- to 25-year maturity range selling at modest premiums to their face value. Many new purchases carried third-party insurance, helping to ensure their liquidity.(3) However, the fund's performance was hurt by its holdings of airline bonds, which were particularly hard-hit after the September 11 attacks.

What is the fund's current strategy?

We have continued to maintain the fund' s defensive posture, including a relatively short average duration and an emphasis on liquidity and credit quality. In fact, as of October 31, 81% of the fund's holdings were rated single-A or better, and 53% were rated triple-A, the highest rating available. With interest rates at their lowest levels in many years and after the municipal bond market' s strong 2001 rally, we believe that a conservative approach is currently the best way to achieve the fund' s income- and capital preservation-oriented investment objectives.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-OHIO RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. HOWEVER, THE BONDS IN THE INDEX GENERALLY ARE NOT INSURED. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND. CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(3) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO'S SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2001 (Unaudited)




                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.8%                                                        Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
OHIO--93.6%

Akron:

   6%, 12/1/2012                                                                              1,380,000                1,614,973

   Pension Revenue 4.75%, 12/1/2023 (Insured; AMBAC)                                          1,000,000                  964,820

   Sewer Systems Revenue

      5.875%, 12/1/2016 (Insured; MBIA)                                                       1,200,000                1,292,532

Akron-Wilbeth Housing Development Corp., First Mortgage

   Revenue 7.90%, 8/1/2003 (Insured; FHA)                                                       695,000                  726,185

Allen County, Industrial First Mortgage Revenue

   6.75%, 11/15/2008 (Guaranteed; K-Mart Corp.)                                               1,280,000                1,307,328

City of Barberton, Hospital Facilities Revenue

  (The Barberton Citizens Hospital Co. Project)

   7.25%, 1/1/2012 (Prerefunded 1/1/2002)                                                     2,400,000  (a)           2,467,920

Board of Education of the Cleveland City School District

   8%, 12/1/2001                                                                                390,000                  391,915

City of Cambridge, HR (Guernsey Memorial Hospital Project)

   8%, 12/1/2006                                                                              2,000,000                2,044,720

Cincinnati City School District, School Improvement

   5.375%, 12/1/2018 (Insured; MBIA)                                                          6,560,000                6,898,627

Clermont County, Hospital Facilities Revenue

  (Mercy Health Systems)

   5.625%, 9/1/2016 (Insured; AMBAC)                                                          4,250,000                4,537,853

City of Cleveland:

  Airport Special Revenue (Continental Airlines Inc. Project)

      5.375%, 9/15/2027                                                                       5,000,000                3,133,600

   COP:

      (Motor Vehicle, Motorized and Communication

         Equipment) 7.10%, 7/1/2002                                                             190,000                  191,258

      (Stadium Project)

         5.25%, 11/15/2022 (Insured; AMBAC)                                                   1,210,000                1,235,821

   Parking Facility Improvement Revenue

      8%, 9/15/2012 (Prerefunded 9/15/2002)                                                   5,000,000  (a)           5,348,750

   Public Power System Revenue

      5.125%, 11/15/2018 (Insured; MBIA)                                                      9,650,000                9,844,544

   Waterworks Revenue 5.50%, 1/1/2021 (Insured; MBIA)                                         8,000,000                8,754,240

Cleveland-Cuyahoga County Port Authority, Revenue:

   (Capital Improvements Project) 5.375%, 5/15/2019                                             905,000                  845,062

   (Port of Cleveland) 5.375%, 5/15/2018                                                      2,545,000                2,465,036

Cuyahoga County:

  HR:

    Improvement (MetroHealth Systems Project)

         6.125%, 2/15/2024                                                                    4,845,000                5,043,645

      Hospital Facilities Revenue (Canton Inc. Project)

         7.50%, 1/1/2030                                                                      5,250,000                5,704,965


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Cuyahoga County (continued):

  Mortgage Revenue (West Tech Apartments Project)

      5.95%, 9/20/2042 (Guaranteed; GNMA)                                                     5,295,000                5,462,904

Eaton, IDR (Baxter International Inc. Project)

   6.50%, 12/1/2012                                                                           1,500,000                1,589,805

Euclid City School District, Improvement

   7.10%, 12/1/2011 (Prerefunded 12/1/2001)                                                   1,000,000  (a)           1,024,170

Village of Evendale, IDR (Ashland Oil Inc. Project)

   6.90%, 11/1/2010                                                                           2,000,000                2,051,000

Fairfield City School District,

  School Improvement Unlimited Tax:

      7.20%, 12/1/2011 (Insured; FGIC)                                                        1,000,000                1,191,320

      7.20%, 12/1/2012 (Insured; FGIC)                                                        1,250,000                1,489,150

      6.10%, 12/1/2015 (Insured; FGIC)                                                        2,000,000                2,246,780

      5.375%, 12/1/2019 (Insured; FGIC)                                                       1,860,000                1,940,836

      5.375%, 12/1/2020 (Insured; FGIC)                                                       1,400,000                1,459,710

      6%, 12/1/2020 (Insured; FGIC)                                                           2,000,000                2,239,120

Findlay 5.875%, 7/1/2017                                                                      2,000,000                2,150,900

Forest Hills Local School District

   5.70%, 12/1/2016 (Insured; MBIA)                                                           1,000,000                1,077,520

Franklin County:

  Health Care Facilities Revenue, Improvement

    (Friendship Village of Columbus)

      5.375%, 8/15/2028 (Insured; ACA)                                                        4,250,000                4,218,593

   HR:

      (Children's Hospital Project)

         6.60%, 5/1/2013                                                                      4,000,000                4,233,360

      Holy Cross Health Systems Corp.:

         Improvement 5.80%, 6/1/2016                                                          2,000,000                2,119,360

         (Mount Carmel Health) 6.75%, 6/1/2019

            (Insured; MBIA) (Prerefunded 6/1/2002)                                            2,500,000  (a)           2,618,125

Gallia County Local School District 7.375%, 12/1/2004                                           570,000                  644,966

Greater Cleveland Gateway
   Economic Development Corp.,

   Stadium Revenue 7.50%, 9/1/2005                                                            3,275,000                3,352,912

Greater Cleveland Regional Transit Authority

   5.65%, 12/1/2016 (Insured; FGIC)                                                           5,445,000                6,141,143

Hamilton County, Sales Tax Revenue

   Zero Coupon, 12/1/2027                                                                    18,440,000                4,706,072

Hamilton County, Hospital Facilities
   Improvement Revenue

   (Deaconess Hospital) 7%, 1/1/2012                                                          2,570,000                2,678,300

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Hilliard School District, School Improvement:

   Zero Coupon, 12/1/2013 (Insured; FGIC)                                                     1,655,000                  957,550

   Zero Coupon, 12/1/2014 (Insured; FGIC)                                                     1,655,000                  900,072

Indian Hill Exempted Village School District,

   School Improvement 5.50%, 12/1/2017                                                        1,000,000                1,072,340

Kirtland Local School District 7.50%, 12/1/2009                                                 760,000                  762,136

Knox County, IDR (Weyerhaeuser Co. Project) 9%, 10/1/2007                                     1,000,000                1,161,630

Lakota Local School District 6.125%, 12/1/2017

   (Insured; AMBAC) (Prerefunded 12/1/2005)                                                   1,075,000  (a)           1,209,999

Lowellville, Sanitary Sewer Systems Revenue (Browning-Ferris

   Industries Inc.) 7.25%, 6/1/2006                                                             800,000                  806,320

Marion County, Health Care Facilities Revenue, Improvement

   (United Church Homes Inc.) 6.375%, 11/15/2010                                              2,640,000                2,644,092

Moraine, SWDR (General Motors Corp. Project):

   6.75%, 7/1/2014                                                                            5,000,000                6,041,700

   5.65%, 7/1/2024                                                                            3,800,000                4,118,896

Marysville Exemt Village School District

   5.35%, 12/1/2025 (Insured; FSA)                                                            2,010,000                2,080,069

Middleburg Heights 4.375%, 12/1/2018                                                          5,725,000                5,376,519

North Royalton City School District

   6.10%, 12/1/2019 (Insured; MBIA)                                                           2,500,000                2,805,700

State of Ohio:

  Economic Development Revenue

    Ohio Enterprise Bond Fund (VSM Corp. Project)

      7.375%, 12/1/2011                                                                         885,000                  904,116

   PCR (Standard Oil Co. Project) 6.75%, 12/1/2015

      (Guaranteed; British Petroleum Co. p.l.c.)                                              2,700,000                3,339,711

Ohio Air Quality Development Authority, PCR

  (Cleveland Electric Illuminating Co. Project)

   6.85%, 7/1/2023                                                                            5,250,000                5,390,070

Ohio Building Authority, State Facilities (Juvenile Correctional

   Projects) 6.60%, 10/1/2014 (Insured; AMBAC)                                                1,660,000                1,878,356

Ohio Capital Corporation for Housing, Mortgage Revenue

   5.55, 8/1/2024 (Insured; FHA)                                                              6,370,000                6,387,900

Ohio Higher Educational Facility Commission, Higher

  Educational Revenue (Denison University Project)

   5.125%, 11/1/2021                                                                          3,000,000                3,032,940

Ohio Housing Finance Agency

  Residential Mortgage Revenue:

      6.35%, 9/1/2031 (Guaranteed; GNMA)                                                      4,945,000                5,264,793

      6.05, 9/1/2017 (Guaranteed; GNMA)                                                       2,955,000                3,151,064


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Ohio Turnpike Commission, Turnpike Revenue,

  Highway Improvements:

      5.75%, 2/15/2024 (Prerefunded 2/15/2004)                                                6,100,000  (a)           6,641,863

      5.50%, 2/15/2026                                                                        3,700,000                3,873,641

      4.75%, 2/15/2028 (Insured; FGIC)                                                        1,750,000                1,678,600

Ohio Water Development Authority, Revenue

   Fresh Water 5.90%, 12/1/2015 (Insured; AMBAC)                                              4,650,000                5,209,535

   Pollution Facilities (Cleveland Electric)

      6.10%, 8/1/2020                                                                         4,000,000                4,096,160

Parma, Hospital Improvement Revenue (Parma Community

   General Hospital Association) 5.375%, 11/1/2029                                            4,000,000                3,851,640

Pickerington Local School District, School Facilities

  Construction and Improvement 5.25%, 12/1/2020

   (Insured; FGIC)                                                                            6,000,000                6,186,960

Shelby County, Hospital Facilities Revenue, Improvement

  (The Shelby County Memorial Hospital Association)

   7.70%, 9/1/2018                                                                            2,500,000                2,660,925

South Euclid, Recreation Facilities

   7%, 12/1/2011 (Prerefunded 12/1/2001)                                                      2,285,000  (a)           2,340,137

South-Western City School District (Franklin and

  Pickway Counties) School Building Construction

   4.75%, 12/1/2026 (Insured; AMBAC)                                                          1,000,000                  961,820

Southwest Regional Water District, Water Revenue:

   6%, 12/1/2015 (Insured; MBIA)                                                              1,600,000                1,761,264

   6%, 12/1/2020 (Insured; MBIA)                                                              1,250,000                1,368,000

Springboro, Water System Revenue

   4.75%, 12/1/2023 (Insured; AMBAC)                                                          2,450,000                2,370,791

Strongsville, Library Improvement:

   5%, 12/1/2015 (Insured; FGIC)                                                              1,180,000                1,229,784

   5.50%, 12/1/2020 (Insured; FGIC)                                                           1,700,000                1,799,042

Student Loan Funding Corp.,

   Student Loan Revenue 7.20%, 8/1/2003                                                         235,000                  236,036

Summit County 6.50%, 12/1/2016 (Insured; FGIC)                                                2,000,000                2,362,180

Toledo 5.625%, 12/1/2011 (Insured; AMBAC)                                                     1,000,000                1,094,030

University of Cincinnati, University and College Revenue:

   COP 6.75%, 12/1/2009
      (Prerefunded 12/1/2001) (Insured; MBIA)                                                   750,000  (a)             767,917

   5.75%, 6/1/2018                                                                            2,165,000                2,374,529

   5.75%, 6/1/2019                                                                            1,500,000                1,635,405

Warren, Waterworks Revenue 5.50%, 11/1/2015 (Insured; FGIC)                                   1,450,000                1,616,213

Westerville, Improvement 4.50%, 12/1/2018                                                     1,885,000                1,809,958

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Youngstown:

   5.375%, 12/1/2025 (Insured; AMBAC)                                                         2,195,000                2,277,971

   5.375%, 12/1/2031 (Insured; AMBAC)                                                         2,370,000                2,634,326

U.S. RELATED--2.2%

Puerto Rico Electric Power Authority, Power Revenue

   Zero Coupon, 7/1/2017 (Insured; MBIA)                                                      5,000,000                2,396,400

Virgin Islands Public Finance Authority, Revenue

   6.375%, 10/1/2019                                                                          3,000,000                3,248,790

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $234,938,287)                                                                                               247,219,730
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--5.9%
-----------------------------------------------------------------------------------------------------------------------------------

Cuyuhoga County, Economic Development Revenue,

  VRDN (Cleveland Orchestra Project)

   2.05% (LOC; Bank of America)                                                               3,800,000  (b)           3,800,000

Ohio Air Quality Development Authority, Revenue, VRDN:

  (Cincinnati Gas and Electric)

      2.10% (LOC; Union Bank of Switzerland)                                                  1,000,000  (b)           1,000,000

   (Ohio Edison Co.) 2.20% (LOC; Barclay's Bank)                                              2,000,000  (b)           2,000,000

   (Sohio Air Project-British Petroleum) 2%                                                   1,600,000  (b)           1,600,000

   (Toledo Edison Co.) 2.10% (LOC; Barclay's Bank)                                            6,900,000  (b)           6,900,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $15,300,000)                                                                                                 15,300,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $250,238,287)                                                                           101.7%              262,519,730

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.7%)              (4,351,185)

NET ASSETS                                                                                       100.0%              258,168,545



Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond
                          Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty
                          Insurance Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

GNMA                      Government National
                          Mortgage Association

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond
                          Investors Assurance
                          Insurance Corporation

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              51.2

AA                               Aa                              AA                                               15.5

A                                A                               A                                                12.1

BBB                              Baa                             BBB                                              11.1

BB                               Ba                              BB                                                2.0

F1                               Mig1                            SP1                                               5.8

Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     2.3

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           250,238,287   262,519,730

Interest receivable                                                   4,486,085

Receivable for shares of Beneficial Interest subscribed                 473,904

Receivable for investment securities sold                               326,375

Prepaid expenses                                                         13,789

                                                                    267,819,883
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           207,359

Cash overdraft due to Custodian                                         220,953

Payable for investment securities purchased                           9,154,531

Payable for shares of Beneficial Interest redeemed                       18,973

Accrued expenses                                                         49,522

                                                                      9,651,338
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      258,168,545
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     247,920,849

Accumulated undistributed investment income--net                         44,333

Accumulated net realized gain (loss) on investments                 (2,078,080)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             12,281,443
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      258,168,545

NET ASSET VALUE PER SHARE



                                                                              Class A              Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            207,903,178            41,830,968       8,434,399

Shares Outstanding                                                         16,426,644             3,304,077         665,552
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.66                12.66            12.67



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,118,465

EXPENSES:

Management fee--Note 3(a)                                              696,774

Shareholder servicing costs--Note 3(c)                                 390,322

Distribution fees--Note 3(b)                                           127,258

Professional fees                                                       15,788

Custodian fees                                                          14,800

Prospectus and shareholders' reports                                    10,556

Registration fees                                                        8,855

Trustees' fees and expenses--Note 3(d)                                   3,376

Loan commitment fees--Note 2                                               926

Miscellaneous                                                           12,763

TOTAL EXPENSES                                                       1,281,418

INVESTMENT INCOME--NET                                               5,837,047
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                777,913

Net unrealized appreciation (depreciation) on investments            6,577,742

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               7,355,655

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                13,192,702

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2001         Year Ended
                                               (Unaudited)    April 30, 2001
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,837,047          11,844,348

Net realized gain (loss) on investments           777,913            (269,599)

Net unrealized appreciation (depreciation)
   on investments                               6,577,742           8,261,575

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   13,192,702          19,836,324
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (4,839,197)          (9,946,284)

Class B shares                                   (853,633)          (1,722,420)

Class C shares                                   (130,638)            (175,644)

TOTAL DIVIDENDS                                (5,823,468)         (11,844,348)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  8,617,024           10,936,995

Class B shares                                  6,867,997            6,898,509

Class C shares                                  3,124,996            2,299,161

Dividends reinvested:

Class A shares                                  3,105,614            6,347,474

Class B shares                                    531,908            1,125,148

Class C shares                                     84,325              105,131

Cost of shares redeemed:

Class A shares                                 (7,799,879)         (27,908,361)

Class B shares                                 (5,507,857)          (9,959,476)

Class C shares                                   (120,365)            (455,091)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             8,903,763          (10,610,510)

TOTAL INCREASE (DECREASE) IN NET ASSETS        16,272,997           (2,618,534)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           241,895,548          244,514,082

END OF PERIOD                                 258,168,545          241,895,548


                                         Six Months Ended
                                         October 31, 2001           Year Ended
                                               (Unaudited)      April 30, 2001
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                       687,525              893,739

Shares issued for dividends reinvested            247,306              520,500

Shares redeemed                                  (621,531)          (2,303,354)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     313,300             (889,115)
-------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       548,155              563,184

Shares issued for dividends reinvested             42,344               92,268

Shares redeemed                                  (440,578)            (820,892)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     149,921             (165,440)
-------------------------------------------------------------------------------

CLASS C

Shares sold                                       248,765              188,444

Shares issued for dividends reinvested              6,704                8,591

Shares redeemed                                    (9,585)             (37,619)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     245,884              159,416

(A) DURING THE PERIOD ENDED OCTOBER 31, 2001, 298,911 CLASS B SHARES REPRESENTING $3,781,377 WERE AUTOMATICALLY CONVERTED TO 299,093 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2001, 351,720 CLASS B SHARES REPRESENTING $4,303,838 WERE AUTOMATICALLY CONVERTED TO 351,872 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                       October 31, 2001(a)                                   Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.29         11.88         12.80         12.86          12.65         12.58

Investment Operations:

Investment income--net                                 .30           .61           .63           .65            .67           .69

Net realized and unrealized
   gain (loss) on investments                          .37           .41          (.90)          .08            .34           .17

Total from Investment Operations                       .67          1.02          (.27)          .73           1.01           .86

Distributions:

Dividends from
   investment income--net                             (.30)         (.61)         (.63)         (.65)          (.67)         (.69)

Dividends from net realized
   gain on investments                                  --            --          (.02)         (.14)          (.13)         (.10)

Total Distributions                                   (.30)         (.61)         (.65)         (.79)          (.80)         (.79)

Net asset value, end of period                       12.66         12.29         11.88         12.80          12.86         12.65
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                  5.47(c)       8.75         (2.08)         5.72           8.09          6.91
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .91(d)        .91           .91           .91            .90           .91

Ratio of net investment income to
   average net assets                                 4.71(d)       5.02          5.20          5.00           5.17          5.40

Portfolio Turnover Rate                              13.76(c)      27.53         26.70         40.36          24.73         29.65
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ X 1,000)                       207,903       197,970       201,974       237,027        237,618       242,572

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE AND DECREASE NET REALIZED AND  UNREALIZED  GAIN (LOSS) ON INVESTMENTS
     PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME
     TO  AVERAGE   NET  ASSETS   FROM  4.70%  TO  4.71%.   PER  SHARE  DATA  AND
     RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO MAY 1,  2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                       October 31, 2001(a)                                  Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.29         11.88         12.81         12.87          12.65         12.59

Investment Operations:

Investment income--net                                 .27           .55           .57           .58            .60           .62

Net realized and unrealized gain
   (loss) on investments                               .37           .41          (.91)          .08            .35           .16

Total from Investment Operations                       .64           .96          (.34)          .66            .95           .78

Distributions:

Dividends from
   investment income--net                             (.27)         (.55)         (.57)         (.58)          (.60)         (.62)

Dividends from net realized gain
   on investments                                       --           --           (.02)         (.14)          (.13)         (.10)

Total Distributions                                   (.27)         (.55)         (.59)         (.72)          (.73)         (.72)

Net asset value, end of period                       12.66         12.29         11.88         12.81          12.87         12.65
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                  5.21(c)       8.21         (2.66)         5.17           7.62          6.27
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.42(d)       1.41          1.42          1.42           1.41          1.42

Ratio of net investment income to
   average net assets                                 4.20(d)       4.51          4.68          4.47           4.65          4.87

Portfolio Turnover Rate                              13.76(c)      27.53         26.70         40.36          24.73         29.65
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ X 1,000)                        41,831        38,763        39,445        54,929         50,453        44,746

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE AND DECREASE NET REALIZED AND  UNREALIZED  GAIN (LOSS) ON INVESTMENTS
     PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME
     TO  AVERAGE   NET  ASSETS   FROM  4.18%  TO  4.20%.   PER  SHARE  DATA  AND
     RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO MAY 1,  2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                        October 31, 2001(a)                                Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.30         11.89         12.82         12.88          12.66         12.59

Investment Operations:

Investment income--net                                 .25           .52           .54           .55            .57           .59

Net realized and unrealized
   gain (loss) on investments                          .37           .41          (.91)          .08            .35           .17

Total from Investment Operations                       .62           .93          (.37)          .63            .92           .76

Distributions:

Dividends from
   investment income--net                             (.25)         (.52)         (.54)         (.55)          (.57)         (.59)

Dividends from net realized gain
   on investments                                       --            --          (.02)         (.14)          (.13)         (.10)

Total Distributions                                  (.25)          (.52)         (.56)         (.69)          (.70)         (.69)

Net asset value, end of period                      12.67          12.30         11.89         12.82          12.88         12.66
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                 5.07(c)        7.92         (2.90)         4.92           7.35          6.07
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                1.66(d)        1.65          1.67          1.66           1.66          1.64

Ratio of net investment income to
   average net assets                                3.89(d)        4.21          4.41          4.20           4.38          4.44

Portfolio Turnover Rate                             13.76(c)       27.53         26.70         40.36          24.73         29.65
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                8,434         5,163         3,095         1,793            579           694

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE AND DECREASE NET REALIZED AND  UNREALIZED  GAIN (LOSS) ON INVESTMENTS
     PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME
     TO  AVERAGE   NET  ASSETS   FROM  3.88%  TO  3.89%.   PER  SHARE  DATA  AND
     RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO MAY 1,  2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that, effective May 17, 2001, offers eleven series including the Ohio Series (the
" fund" ). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $9,681 during the period ended October 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $2,732,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $1,283,000 of the carryover expires in fiscal 2008 and $1,449,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary and emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $3,329 during the period ended October 31, 2001, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2001, Class B and Class C shares were charged $102,004 and $25,254, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2001, Class A, Class B and Class C shares were charged $257,295, $51,002 and $8,418, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $110,279 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings.These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2001, amounted to $33,711,121 and $33,578,376, respectively.

At October 31, 2001, accumulated net unrealized appreciation on investments was $12,281,443, consisting of $14,186,211 gross unrealized appreciation and $1,904,768 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $30,754 increase in accumulated undistributed investment income-net

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

and a corresponding $30,754 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on April 30, 2001.

The effect of this change for the period ended October 31, 2001 was to increase net investment income by $13,579, and increase net unrealized appreciation (depreciation) by $2,874, and decrease net realized gains (losses) by $16,453. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.


                        For More Information

                        Dreyfus Premier State Municipal Bond Fund, Ohio Series 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian
                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial
representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  057SA1001

====================================


Dreyfus Premier State
Municipal Bond Fund,
Pennsylvania Series

SEMIANNUAL REPORT October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,

                                                            Pennsylvania Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series, covers the period from May 1, 2001 through October 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that municipal bond yields will remain relatively low and that the investment environment in general will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series, perform relative to its benchmark?

For the six-month period ended October 31, 2001, the fund's Class A shares provided a total return of 4.59%, its Class B shares provided a total return of 4.33% , and its Class C shares provided a total return of 4.27%.(1) In comparison, the fund' s benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 5.80%, and the Lipper Pennsylvania Municipal Debt Funds category produced an average total return of 6.05% for the same period.(2

We attribute the fund's overall positive performance to a generally favorable environment for municipal bonds, which has been characterized by falling interest rates and high levels of demand from investors seeking investment alternatives to a declining stock market.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Pennsylvania state tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, for between one-half and three-quarters of the total fund, we look for bonds that can potentially offer attractive current income. We typically look for bonds that can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Declining interest rates in a slowing economy represented an important driver of the fund' s performance during the reporting period. When the reporting period began, the U.S. economy had already weakened. Capital spending by businesses had fallen dramatically, the stock market was in the midst of a persistent decline and consumer confidence was falling as unemployment rose. In this environment, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by reducing short-term interest rates five times during the reporting period for a total reduction of 2.00 percentage points. As interest rates and bond yields fell, municipal bond prices generally rose.

In addition, the municipal bond market was positively influenced when demand for tax-exempt securities surged from investors seeking investment alternatives to a declining stock market. While the September 11 terrorist attacks hurt some areas of the municipal bond market, Pennsylvania bonds were generally unaffected, despite the economic ripple effects caused by the attacks' proximity to Pennsylvania' s eastern border. Indeed, the improved financial condition of the state' s previously troubled hospitals has recently supported prices of their tax-exempt bonds.

Nonetheless, we gradually shifted to a slightly more defensive posture by modestly reducing the fund's average duration, thereby reducing its sensitivity to further changes in interest rates. We have also intensified our focus on the credit quality of the fund's holdings.

When purchasing new securities for the fund, we have focused primarily on bonds with relatively defensive characteristics, including those selling at modest premiums to the prices they will command when redeemed early -- or CALLED -- by their issuers. We believe that defensive bonds such as these will hold more of their value if the economy begins to improve or the municipal bond market generally declines.


What is the fund's current strategy?

Although we do not manage the fund according to interest-rate trends, we believe that the Fed may be close to the end of the current series of interest-rate cuts. Accordingly, we have maintained the fund' s relatively conservative positioning, which should help preserve capital and maintain competitive levels of tax-exempt income, if and when the economy recovers. In addition, we have maintained our focus on Pennsylvania bonds with maturities between 15 and 20 years. This is the range that appeals most to individual investors, helping to ensure a liquid market for these bonds.

In our view, this relatively conservative approach is appropriate in today's uncertain economy, regardless of where interest rates go from here.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND. CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2001 (Unaudited)




                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.5%                                                        Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--95.5%

Allegheny County Hospital Development Authority, Revenue

   (Hospital--South Hills Health) 5.125%, 5/1/2029                                            3,000,000                2,725,230

Allegheny County Industrial Development Authority,
   Medical Center Revenue (Presbyterian Medical Center of
   Oakmont Pennsylvania, Inc.)

   6.75%, 2/1/2026 (Insured; FHA)                                                             1,665,000                1,802,629

Bangor Area School District:

   4.50%, Series A, 3/15/2017 (Insured; FSA)                                                    430,000                  417,203

   4.50%, Series B, 3/15/2017 (Insured; FSA)                                                  2,130,000                2,066,611

Berks County Municipal Authority, Revenue
   (Phoebe--Devitt Homes Project)

   5.50%, 5/15/2015                                                                             780,000                  721,024

Bethlehem Area Vocational Technical School Authority, LR
   5%, 9/1/2019 (Insured; MBIA)                                                                 895,000                  901,569

Bradford County Industrial Development Authority, SWDR

   (International Paper Company Projects) 6.60%, 3/1/2019                                     4,250,000                4,401,640

Butler County Industrial Development Authority,
   Health Care Facilities Revenue

   (Saint John Care Center) 5.80%, 4/20/2029                                                  6,455,000                6,720,042

Cambria County Industrial Development Authority, PCR

   (Bethlehem Steel Corp. Project) 7.50%, 9/1/2015                                            4,250,000  (a)             403,750

Canon-McMillan School District, GO
   Zero Coupon, 12/1/2026 (Insured; FGIC)                                                     2,000,000                  535,220

Charleroi Area School Authority, School Revenue
   Zero Coupon, 10/1/2020 (Insured; FGIC)                                                     2,000,000                  754,540

Chester County Health and Education Facilities Authority,
   Health System Revenue

   (Jefferson Health System) 5.375%, 5/15/2027                                                2,000,000                2,003,480

Council Rock School District
   5%, 11/15/2020 (Insured; MBIA)                                                             1,400,000  (b)           1,408,652

Cranberry Township 5%, 12/1/2021(Insured; FGIC)                                               1,515,000  (b)           1,519,818

Cumberland County Municipal Authority,
   College Revenue (Messiah College)

   5.125%, 10/1/2015 (Insured; AMBAC)                                                         1,000,000                1,024,820

Dauphin County General Authority, Revenue
   (Office and Parking, Riverfront Office)

   6%, 1/1/2025                                                                               3,000,000                2,633,340

Erie:

   Zero Coupon, 11/15/2019 (Insured; FSA)                                                     1,685,000                  667,226

   Zero Coupon, 11/15/2020 (Insured; FSA)                                                     2,110,000                  786,080


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Erie County Higher Education Building Authority,
  College Revenue

   (Mercyhurst College Project) 5.75%, 3/15/2020                                              2,000,000                2,014,800

Erie School District Zero Coupon,
   9/1/2015 (Insured; FSA)                                                                    1,135,000                  586,500

Gettysburg Municipal Authority,
   College Revenue (Gettysburg College)

   4.75%, 8/15/2023 (Insured; AMBAC)                                                          2,000,000                1,924,960

Girtys Run Joint Sewer Authority, Sewer Revenue

   4.50%, 11/1/2020 (Insured; FSA)                                                            4,580,000                4,303,872

Harbor Creek School District:

   5%, 8/1/2015 (Insured; FGIC)                                                               1,185,000  (b)           1,234,628

   5%, 8/1/2016 (Insured; FGIC)                                                               2,375,000  (b)           2,450,810

Harrisburg Authority, Office and Parking Revenue
   6%, 5/1/2019                                                                               2,000,000                1,915,500

Harrisburg Redevelopment Authority, Revenue:

   Zero Coupon, 5/1/2018 (Insured; FSA)                                                       2,750,000                1,175,102

   Zero Coupon, 11/1/2018 (Insured; FSA)                                                      2,750,000                1,145,210

   Zero Coupon, 11/1/2019 (Insured; FSA)                                                      2,750,000                1,071,400

   Zero Coupon, 5/1/2020 (Insured; FSA)                                                       2,750,000                1,034,715

   Zero Coupon, 11/1/2020 (Insured; FSA)                                                      2,500,000                  916,125

Lancaster Area Sewer Authority, Revenue
   4.50%, 4/1/2018 (Insured; MBIA)                                                            5,730,000                5,457,768

Lower Macungie Township
   5.65%, 5/1/2020 (Prerefunded 5/1/2005)                                                       900,000  (c)             984,168

Luzerne County Industrial Development Authority,
   Exempt Facilities Revenue
   (Pennsylvania Gas and Water Company Project)
   7.125%, 12/1/2022                                                                          4,000,000                4,169,120

McKeesport Area School District, GO
   Zero Coupon, 10/1/2021 (Insured; AMBAC)                                                    3,455,000                1,228,425

Montgomery County Higher Educational and Health Authority,
   Revenue First Mortgage (Montgomery Income Project)
   10.50%, 9/1/2020                                                                           2,795,000                2,870,241

Montgomery County Industrial Development Authority, RRR

   7.50%, 1/1/2012 (LOC; Banque Paribas)                                                     14,715,000               15,412,197

Montour School District, Notes:

   Zero Coupon, 1/1/2024 (Insured; FGIC)                                                      1,155,000                  360,683

   Zero Coupon, 1/1/2025 (Insured; FGIC)                                                      2,015,000                  595,715

Norristown (Asset Guarantee) Zero Coupon, 12/15/2014                                          1,465,000                  769,242

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Northampton County Industrial Development Authority, PCR

   (Bethlehem Steel) 7.55%, 6/1/2017                                                          5,700,000  (a)             541,500

Northern York County School District
   5.25%, 11/15/2018 (Insured; FSA)                                                           1,160,000                1,171,902

Pennsylvania:

   5.375%, 5/1/2014                                                                           6,190,000                6,439,333

   COP 5%, 7/1/2015 (Insured; AMBAC)                                                          1,000,000                1,011,780

Pennsylvania Economic Development Financing Authority:

   RRR (Northampton Generating Project) 6.50%, 1/1/2013                                       6,500,000                6,612,775

   Wastewater Treatment Revenue
      (Sun Co. Inc.--R and M Project) 7.60%, 12/1/2024                                        4,240,000                4,564,445

Pennsylvania Housing Finance Agency:

   6.50%, 7/1/2023                                                                            2,750,000                2,828,787

   Single Family Mortgage:

      4.65%, 10/1/2011                                                                        1,745,000                1,779,150

      6.75%, 4/1/2016                                                                         3,000,000                3,145,680

      6.85%, 4/1/2016 (Insured; FHA)                                                          3,700,000                3,798,050

      6.875%, 10/1/2024                                                                       2,000,000                2,100,580

      6.90%, 4/1/2025                                                                         6,250,000                6,575,062

Pennsylvania Finance Authority, Guaranteed Revenue

  (Penn Hills Project):

      5.45%, 12/1/2019 (Insured; FGIC)                                                        2,615,000                2,724,961

      Zero Coupon, 12/1/2022 (Insured; FGIC)                                                  1,200,000                  399,120

      Zero Coupon, 12/1/2023 (Insured; FGIC)                                                  3,790,000                1,193,850

      Zero Coupon, 12/1/2024 (Insured; FGIC)                                                  3,790,000                1,130,974

      Zero Coupon, 12/1/2025 (Insured; FGIC)                                                  3,790,000                1,071,736

Pennsylvania Higher Education Assistance Agency,
   Student Loan Revenue

   7.05%, 10/1/2016 (Insured; AMBAC)                                                          2,500,000                2,582,825

Pennsylvania Higher Educational Facilities Authority, Revenue:

  (State Higher Education System):

      5%, 6/15/2019 (Insured; AMBAC)                                                            560,000                  565,723

      5%, 6/15/2020 (Insured; AMBAC)                                                          2,515,000                2,530,316

   (UPMC Health System) 6%, 1/15/2022                                                         5,000,000                5,282,800

Pennsylvania Intergovernmental Cooperative Authority,
   Special Tax Revenue

   (Philadelphia Funding Program):

      5.50%, 6/15/2016 (Insured; FGIC)                                                        2,750,000                2,855,903

      4.75%, 6/15/2023 (Insured; FGIC)                                                       11,700,000               11,233,287

Pennsylvania Public School Building Authority, Revenue

   (Marple Newtown School District Project)
   5%, 3/1/2019 (Insured; MBIA)                                                               3,680,000                3,706,754


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Philadelphia:

   4.75%, 5/15/2020 (Insured; FGIC)                                                           7,050,000                6,867,546

   Gas Works Revenue 6.375%, 7/1/2026 (Insured; CMAC)                                         1,000,000                1,072,970

Philadelphia Hospitals and Higher Education Facilities Authority,

   Revenue (Jefferson Health System) 5%, 5/15/2011                                            2,000,000                2,062,340

Philadelphia School District 4.50%, 4/1/2023 (Insured; MBIA)                                 16,625,000                15,405,224

Philadelphia Water and Wastewater, Revenue
   5.60%, 8/1/2018 (Insured; MBIA)                                                            5,605,000                5,843,829

Pittsburgh 5.50%, 9/1/2013 (Insured; AMBAC)                                                   2,580,000                2,757,968

Pittsburgh Urban Redevelopment Authority, Mortgage Revenue:

   7.05%, 4/1/2023                                                                            1,785,000                1,822,057

   (Sidney Square Project) 6.65%, 9/1/2028                                                    3,350,000                3,590,698

Pottstown School District 4.75%, 6/1/2022 (Insured; MBIA)                                     3,760,000                3,632,837

Scranton School District (Notes):

   5%, 4/1/2018 (Insured; MBIA)                                                               1,390,000                1,410,280

   5%, 4/1/2019 (Insured; MBIA)                                                               2,710,000                2,733,198

South Park School District 5%, 8/1/2021 (Insured; FGIC)                                       2,145,000                2,150,577

Southeast Delco School District
   Zero Coupon, 2/1/2023 (Insured; MBIA)                                                      2,055,000                  674,780

Southeastern Transportation Authority, Special Revenue

   4.75%, 3/1/2024 (Insured; FGIC)                                                            3,275,000                3,146,227

Spring-Ford Area School District
   4.75%, 3/1/2022 (Insured; FGIC)                                                            8,935,000                8,634,695

Unionville-Chadds Ford School District 5.20%, 6/1/2015                                        1,545,000                1,576,070

Upper Merion General Authority, LR 6%, 8/15/2016                                              1,000,000                1,028,460

Washington County Industrial Development Authority:

  PCR (West Pennsylvania Power Company Mitchell)

      6.05%, 4/1/2014 (Insured; AMBAC)                                                        3,000,000                3,288,840

   Revenue (Presbyterian Medical Center)
      6.75%, 1/15/2023 (Insured; FHA)                                                         3,000,000                3,137,850

Wilmington Area School District
   5.50%, 9/1/2017 (Insured; FSA)
   (Prerefunded 3/1/2005)                                                                     3,550,000  (c)           3,851,111

U.S. RELATED--2.0%

Commonwealth of Puerto Rico (Public Improvement)
   4.50%, 7/1/2023 (Insured; FSA)                                                             5,000,000                4,782,800

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $239,051,121)                                                                                               238,431,705

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--3.5%                                                        Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA:

Allegheny County Industrial Development Authority,
   Revenue, VRDN (Longwood At Oakmont Inc. Project):
      2% (LOC; Dresdner Bank AG)                                                              1,300,000  (d)           1,300,000

      2% (LOC; Dresdner Bank AG)                                                              1,000,000  (d)           1,000,000

Delaware County Industrial Development Authority, PCR, VRDN

   (BP Oil Inc. Project) 1.95%                                                                1,000,000  (d)           1,000,000

Philadelphia Hospitals and Higher Education
   Facilities Authority, HR, VRDN
   (Children's Hospital of Philadelphia Project) 1.95%                                        1,100,000  (d)           1,100,000

Schuylkill County Industrial Development Authority, RRR, VRDN

  (Northeastern Power Co.):

      1.95% (LOC; Dexia CLF Finance Co.)                                                      1,500,000  (d)           1,500,000

      2.05% (LOC; Dexia CFL Finance Co.)                                                      2,700,000  (d)           2,700,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $8,600,000)                                                                                                   8,600,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $247,651,121)                                                            101.0%              247,031,705

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.0%)              (2,368,453)

NET ASSETS                                                                                       100.0%              244,663,252




Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

CMAC                      Capital Market Assurance
                          Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                          Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

GO                        General Obligation

HR                        Hospital Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              60.2

AA                               Aa                              AA                                               20.6

A                                A                               A                                                 4.9

BBB                              Baa                             BBB                                               7.1

F1                               MIG1/P1                         SP1/A1                                            3.5

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     3.7

                                                                                                                 100.0

(A)  NON-INCOME PRODUCING SECURITIES; INTEREST PAYMENTS IN DEFAULT.

(B)  PURCHASED ON A DELAYED DELIVERY BASIS.

(C)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(F)  AT  OCTOBER  31,  2001,  THE FUND HAD  $69,823,482  (28.5%  OF NET  ASSETS)
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM CITY GENERAL OBLIGATIONS.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITES

October 31, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           247,651,121   247,031,705

Cash                                                                    111,284

Interest receivable                                                   3,416,143

Receivable for investment securities sold                               789,945

Receivable for shares of Beneficial Interest subscribed                 123,339

Prepaid expenses                                                         12,363

                                                                    251,484,779
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           188,113

Payable for investment securities purchased                           6,531,451

Payable for shares of Beneficial Interest redeemed                       69,699

Accrued expenses                                                         32,264

                                                                      6,821,527
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      244,663,252
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     245,287,840

Accumulated undistributed investment income-net                         201,821

Accumulated net realized gain (loss) on investments                   (206,993)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             (619,416)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     244,663,252

NET ASSET VALUE PER SHARE



                                                                              Class A             Class B           Class C
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             195,477,848          45,750,461         3,434,943

Shares Outstanding                                                          12,427,782           2,911,543           218,291
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   15.73                15.71             15.74



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,862,708

EXPENSES:

Management fee--Note 3(a)                                              668,122

Shareholder servicing costs--Note 3(c)                                 375,584

Distribution fees--Note 3(b)                                           121,034

Custodian fees                                                          14,749

Professional fees                                                       12,070

Prospectus and shareholders' reports                                    10,999

Registration fees                                                       10,424

Trustees' fees and expenses--Note 3(d)                                   3,122

Loan commitment fees--Note 2                                               875

Miscellaneous                                                           10,219

TOTAL EXPENSES                                                       1,227,198

INVESTMENT INCOME--NET                                               5,635,510
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                750,239

Net unrealized appreciation (depreciation) on investments            4,217,745

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,967,984

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                10,603,494

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2001           Year Ended
                                              (Unaudited)       April 30, 2001
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,635,510           11,050,601

Net realized gain (loss) on investments           750,239             (416,605)

Net unrealized appreciation (depreciation)
   on investments                               4,217,745            6,846,631

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   10,603,494           17,480,627
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (4,616,509)          (9,383,302)

Class B shares                                   (921,676)          (1,587,180)

Class C shares                                    (56,462)             (80,119)

Net realized gain on investments:

Class A shares                                         --               (6,088)

Class B shares                                         --               (1,059)

Class C shares                                         --                  (64)

TOTAL DIVIDENDS                                (5,594,647)         (11,057,812)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  7,757,938           19,370,172

Class B shares                                  8,311,397           12,623,431

Class C shares                                  1,272,246            1,104,938

Dividends reinvested:

Class A shares                                  2,412,204            4,747,883

Class B shares                                    587,832            1,050,158

Class C shares                                     39,745               55,398

Cost of shares redeemed:

Class A shares                                 (7,261,531)         (21,831,112)

Class B shares                                 (2,606,636)         (15,001,169)

Class C shares                                   (279,825)            (123,886)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       10,233,370            1,995,813

TOTAL INCREASE (DECREASE) IN NET ASSETS        15,242,217            8,418,628
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           229,421,035          221,002,407

END OF PERIOD                                 244,663,252          229,421,035

Undistributed investment income--net              201,821                 --


                                         Six Months Ended
                                         October 31, 2001          Year Ended
                                              (Unaudited)      April 30, 2001
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       493,824            1,256,108

Shares issued for dividends reinvested            153,106              307,895

Shares redeemed                                  (461,611)          (1,421,029)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     185,319              142,974
-------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       531,051              810,742

Shares issued for dividends reinvested             37,332               68,238

Shares redeemed                                  (166,155)            (980,459)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     402,228             (101,479)
-------------------------------------------------------------------------------

CLASS C

Shares sold                                        80,707               72,225

Shares issued for dividends reinvested              2,520                3,588

Shares redeemed                                   (17,868)              (8,128)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      65,359               67,685

(A) DURING THE PERIOD ENDED OCTOBER 31, 2001, 293,157 CLASS B SHARES REPRESENTING $4,618,447 WERE AUTOMATICALLY CONVERTED TO 292,816 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2001, 573,308 CLASS B SHARES REPRESENTING $8,811,256 WERE AUTOMATICALLY CONVERTED TO 572,837 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                        October 31, 2001(a)                                 Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.40         14.94         16.56         16.68          16.23         16.17

Investment Operations:

Investment income--net                                 .39           .77           .79           .82            .85           .85

Net realized and unrealized gain
   (loss) on investments                               .31           .46         (1.33)          .16            .71           .24

Total from Investment Operations                       .70          1.23          (.54)          .98           1.56          1.09

Distributions:

Dividends from investment
   income--net                                        (.37)         (.77)         (.79)         (.82)          (.85)         (.85)

Dividends from net realized
   gain on investments                                  --          (.00)(b)      (.29)         (.28)          (.26)         (.18)

Total Distributions                                   (.37)         (.77)        (1.08)        (1.10)         (1.11)        (1.03)

Net asset value, end of period                       15.73         15.40         14.94         16.56          16.68         16.23
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   4.59(d)       8.37         (3.24)         5.97           9.83          6.89
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .91(e)        .92           .94           .92            .92           .92

Ratio of net investment income
   to average net assets                              4.74(e)       5.02          5.12          4.90           5.09          5.22

Portfolio Turnover Rate                               9.92(d)      23.01         34.29         48.14          34.82         60.57
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     195,478       188,473       180,760       195,728        196,055       201,229

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE  BY $.02,  DECREASE  NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS)  ON
     INVESTMENTS  PER SHARE BY $.02 AND  INCREASE  THE  RATIO OF NET  INVESTMENT
     INCOME TO  AVERAGE  NET  ASSETS  FROM  4.71% TO 4.74%.  PER SHARE  DATA AND
     RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO MAY 1,  2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



                                           Six Months Ended
                                        October 31, 2001(a)                                 Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.38         14.93         16.55         16.67          16.23         16.16

Investment Operations:

Investment income--net                                 .35           .69           .71           .74            .77           .77

Net realized and unrealized gain
   (loss) on investments                               .31           .45         (1.33)          .16            .70           .25

Total from Investment Operations                       .66          1.14          (.62)          .90           1.47          1.02

Distributions:

Dividends from investment
   income--net                                        (.33)         (.69)         (.71)         (.74)          (.77)         (.77)

Dividends from net realized
   gain on investments                                  --          (.00)(b)      (.29)         (.28)          (.26)         (.18)

Total Distributions                                   (.33)         (.69)        (1.00)        (1.02)         (1.03)         (.95)

Net asset value, end of period                       15.71         15.38         14.93         16.55          16.67         16.23
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   4.33(d)       7.75         (3.75)         5.43           9.20          6.41
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.42(e)       1.43          1.46          1.43           1.43          1.43

Ratio of net investment income
   to average net assets                              4.22(e)       4.50          4.57          4.39           4.57          4.71

Portfolio Turnover Rate                               9.92(d)      23.01         34.29         48.14          34.82         60.57
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      45,750        38,593        38,968        68,869         74,855        71,671

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE  BY $.02,  DECREASE  NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS)  ON
     INVESTMENTS  PER SHARE BY $.02 AND  INCREASE  THE  RATIO OF NET  INVESTMENT
     INCOME TO  AVERAGE  NET  ASSETS  FROM  4.18% TO 4.22%.  PER SHARE  DATA AND
     RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO MAY 1,  2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                           Six Months Ended
                                        October 31, 2001(a)                                   Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.40          14.95        16.57         16.69          16.23         16.16

Investment Operations:

Investment income--net                                 .33            .66          .67           .69            .70           .69

Net realized and unrealized gain
   (loss) on investments                               .33            .45        (1.33)          .16            .72           .25

Total from Investment Operations                       .66           1.11         (.66)          .85           1.42           .94

Distributions:

Dividends from investment
   income--net                                        (.32)          (.66)        (.67)         (.69)          (.70)         (.69)

Dividends from net realized
   gain on investments                                  --           (.00)(b)     (.29)         (.28)          (.26)         (.18)

Total Distributions                                   (.32)          (.66)        (.96)         (.97)          (.96)         (.87)

Net asset value, end of period                       15.74          15.40        14.95         16.57          16.69         16.23
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   4.27(d)        7.49        (3.98)         5.16           8.91          5.92
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.65(e)        1.67         1.70          1.69           1.69          1.83

Ratio of net investment income
   to average net assets                              3.96(e)        4.23         4.35          4.07           3.98          4.28

Portfolio Turnover Rate                               9.92(d)       23.01        34.29         48.14          34.82         60.57
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       3,435          2,355        1,274           898            463            32

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE  BY $.01,  DECREASE  NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS)  ON
     INVESTMENTS  PER SHARE BY $.01 AND  INCREASE  THE  RATIO OF NET  INVESTMENT
     INCOME TO  AVERAGE  NET  ASSETS  FROM  3.92% TO 3.96%.  PER SHARE  DATA AND
     RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO MAY 1,  2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company that, effective May 17, 2001, offers eleven series including the Pennsylvania Series (the "fund" ). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $6,054 during the period ended October 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,001,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary and emergency purposes, including the financing of

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $2,038 during the period ended October 31, 2001, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2001, Class B and Class C shares were charged $110,245 and $10,789, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2001, Class A, Class B and Class C shares were charged $244,973, $55,122, and $3,597, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $61,550 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2001, amounted to $36,884,926 and $22,991,163, respectively.

At October 31, 2001, accumulated net unrealized depreciation on investments was $619,416, consisting of $8,753,700 gross unrealized appreciation and $9,373,116 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5-Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market dis-

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

count upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $160,958 increase in accumulated undistributed investment income-net and a corresponding $160,958 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on April 30, 2001.

The effect of this change for the period ended October 31, 2001 was to increase net investment income by $40,863, decrease net unrealized appreciation (depreciation) by $13,048 and decrease net realized gains (losses) by $27,815. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.


                        For More Information

                        Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial
representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  058SA1001

Dreyfus Premier
State Municipal
Bond Fund,
Texas Series

SEMIANNUAL REPORT October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,

                                                                   Texas Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier State Municipal Bond Fund, Texas Series, covers the period from May 1, 2001 through October 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that municipal bond yields will remain relatively low and that the investment environment in general will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Texas Series, perform relative to its benchmark?

For the six-month period ended October 31, 2001, the fund's Class A shares provided a total return of 6.60%, its Class B shares provided a total return of 6.33% , and its Class C shares provided a total return of 6.20%.(1) In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 5.80%, and the Lipper Texas Municipal Debt Funds category produced an average total return of 5.54% for the same period.(2

We attribute the fund's positive overall performance to a generally favorable environment for municipal bonds, which has been characterized by falling interest rates and high levels of demand from investors seeking investment alternatives to a declining stock market. The fund was able to outperform both its benchmark and peer group in this environment.

What is the fund's investment approach?

Our goal is to seek as high a level of federal tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, for between one-half and three-quarters of the total fund, we look for bonds that can potentially offer attractive current income. We typically look for bonds that can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Declining interest rates in a slowing economy represented an important driver of the fund' s performance during the reporting period. When the reporting period began, the U.S. economy had already weakened. Capital spending by businesses had fallen dramatically, the stock market was in the midst of a persistent decline, and consumer confidence was falling as unemployment rose. In this environment, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by reducing short-term interest rates five times during the reporting period for a total reduction of 2.00 percentage points. As interest rates and bond yields fell, municipal bond prices generally rose.

In addition, the municipal bond market was positively influenced when demand for tax-exempt securities surged from investors seeking investment alternatives to a declining stock market. Until yields fell below certain levels near the end of the reporting period, demand was particularly strong among individual investors. While the September 11 terrorist attacks hurt some areas of the municipal bond market, Texas bonds were generally unaffected, despite the attacks' adverse economic effects on Texas's airline and oil industries.

In this increasingly uncertain environment, we gradually shifted to a slightly more defensive posture by modestly reducing the fund's average duration, thereby reducing its sensitivity to further changes in interest rates. We also intensified our focus on the credit quality of the fund's holdings.

When purchasing new securities for the fund, we focused primarily on bonds with relatively defensive characteristics, including those selling at modest premiums to the prices they will command when redeemed early -- or CALLED -- by their issuers. We believe that defensive bonds such as these will hold more of their value if the economy begins to improve or the municipal bond market generally declines.


What is the fund's current strategy?

Although we do not manage the fund according to interest-rate trends, we believe that the Fed may be close to the end of the current series of interest-rate cuts. Accordingly, we have maintained the fund' s relatively conservative positioning, which should help preserve capital and maintain competitive levels of tax-exempt income if and when the economy recovers. In addition, we have maintained our focus on Texas bonds with maturities between 15 and 20 years. This is the range that appeals most to individual investors, helping to ensure a liquid market for these bonds.

In our view, this relatively conservative approach is appropriate in today's uncertain economy, regardless of where interest rates go from here.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-TEXAS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND. CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2001 (Unaudited)



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.3%                                                        Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
TEXAS--96.9%

Aledo Independent School District,

  Unlimited School Building Tax

  (Permanent School Fund Guaranteed)

   Zero Coupon, 2/15/2014                                                                     1,225,000                  688,009

Austin, Utility System Revenue

   5.125%, 11/15/2016                                                                         1,110,000                1,133,066

Austin Convention Enterprised Inc., Revenue

   (Convention Center Hotel) 6.60%, 1/1/2001                                                  1,000,000                1,021,930

Austin Independent School District

   5.75%, 2/15/2015                                                                           1,000,000                1,057,010

Brazos Higher Education Authority, Inc., Student Loan Revenue

   6.80%, 12/1/2004                                                                             700,000                  758,618

Castleberry Independent School District

   5.70%, 8/15/2021                                                                             830,000                  860,295

Coastal Water Authority, Water Conveyance System

   6.25%, 12/15/2017 (Insured; AMBAC)                                                         5,885,000                5,896,711

Dallas-Fort Worth Regional Airport, Joint Revenue

   6.625%, 11/1/2021 (Insured; FGIC)                                                          1,250,000                1,265,800

Denison Hospital Authority, HR

   (Texoma Medical Center Project) 6.125%, 8/15/2017                                            750,000                  697,252

El Paso Housing Authority, Multi-Family Revenue

   (Section 8 Projects) 6.25%, 12/1/2009                                                      2,510,000                2,604,727

Fort Worth, Water & Sewer Revenue

   5.25%, 2/15/2016                                                                             875,000                  902,081

Frisco Independent School District (School Building)

   5.40%, 8/15/2023                                                                           1,155,000                1,167,185

Grape Creek-Pulliam Independent School District

  Public Facility Corp., School Facility LR

   7.25%, 5/15/2021 (Prerefunded 5/15/2006)                                                   2,200,000  (a)           2,607,066

Houston:

  Airport Systems Revenue (Continental)

      6.75%, 7/1/2021                                                                         1,000,000                  796,410

   Water & Sewer Systems Revenue

      Zero Coupon, 12/1/2019 (Insured; FSA)                                                   5,000,000                1,965,650

Houston Independent School District

  (Permanent School Fund Guaranteed)

   4.75%, 2/15/2022                                                                           2,500,000                2,400,700

Irving Independent School District

  (Permanent School Fund Guaranteed)

   Zero Coupon, 2/15/2010                                                                     1,985,000                1,401,926


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

La Porte Independent School District

  (Permanent School Fund Guaranteed)

   4.50%, 2/15/2017                                                                           1,000,000                  960,890

Lakeway Municipal Utility District

   Zero Coupon, 9/1/2013 (Insured; FGIC)                                                      1,850,000                1,077,570

Leon County, PCR (Nucor Corp. Project) 7.375%, 8/1/2009                                         750,000                  767,880

Lower Colorado River Authority, Revenue, Junior Lein

   4.50%, 1/1/2017 (Insured; FSA)                                                             1,410,000                1,403,021

Lubbock Health Facilities Development Corporation, Revenue

   (Sears Plains) 5.50%, 1/20/2021                                                            1,000,000                1,006,150

McKinney Independent School District

   5.375%, 2/15/2019                                                                          1,000,000                1,031,620

San Antonio:

   5%, 2/1/2016                                                                                 500,000                  508,955

   Water Revenue 5.60%, 5/15/2021 (Insured; MBIA)                                             1,500,000                1,595,040

Texas (Veterans Housing Assistance) 6.80%, 12/1/2023                                          2,145,000                2,241,697

Texas A & M University, Financing System Revenues

   5.375%, 5/15/2014                                                                            920,000                  957,867

Texas Department of Housing and Community Affairs,

   MFHR (Harbors and Plumtree) 6.35%, 7/1/2016                                                1,300,000                1,358,058

Texas Higher Education Coordinating Board,

  College Student Loan Revenue

   7.30%, 10/1/2003                                                                              80,000                   82,437

Texas National Research Laboratory

  Commission Financing Corporation, LR

   (Superconducting Super Collider) 6.95%, 12/1/2012                                            700,000                  849,303

Texas Public Finance Authority, Building Revenue

  (State Preservation Board Project):

      4.50%, 2/1/2018 (Insured; AMBAC)                                                        2,805,000                2,663,516

      4.50%, 2/1/2019 (Insured; AMBAC)                                                        2,165,000                2,034,754

Texas Water Development Board, Revenue,

   State Revolving Fund 5.25%, 7/15/2017                                                      1,500,000                1,532,130

Tomball Hospital Authority, Revenue 6%, 7/1/2013                                              5,000,000                5,069,950

Tyler Health Facility Development Corp., HR

  (East Texas Medical Center Regional Health)

   6.625%, 11/1/2011                                                                            720,000                  648,382

University of Texas (Financing System)
   University Revenues

   3.75%, 8/15/2018                                                                           5,000,000                4,267,200

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Victoria, Utility System Revenue

   4.75%, 12/1/2022 (Insured; MBIA)                                                           1,105,000                1,060,170

Waxahachie Community Development Corp.,
   Sales Tax Revenue:

      Zero Coupon, 8/1/2020 (Insured; MBIA)                                                   1,430,000                  516,916

      Zero Coupon, 8/1/2023 (Insured; MBIA)                                                   1,000,000                  301,070

U.S. RELATED--1.4%

Puerto Rico (Public Improvement)

   4.50%, 7/1/2023 (Insured; FSA)                                                               900,000                  860,904

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $58,311,158)                                                                                                 60,019,916
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENT--1.5%
-----------------------------------------------------------------------------------------------------------------------------------

Gulf Coast Waste Disposal, Environmental Facility Revenue, VRDN

   (Amoco Oil Co.) 2.15%
   (cost $900,000)                                                                              900,000  (b)             900,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $59,211,158)                                                              99.8%               60,919,916

CASH AND RECEIVABLES (NET)                                                                          .2%                  116,327

NET ASSETS                                                                                       100.0%               61,036,243




Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

FGIC                      Financial Guaranty
                          Insurance Company

FSA                       Financial Security Assurance

HR                        Hospital Revenue

LR                        Lease Revenue

MBIA                      Municipal Bond
                          Investors Assurance
                          Insurance Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              64.0

AA                               Aa                              AA                                               10.1

A                                A                               A                                                 6.5

BBB                              Baa                             BBB                                              11.1

BB                               Ba                              BB                                                1.3

B                                B                               B                                                 1.1

F-1+, F-1                        MIG1, VMIG1 & P1                SP1 & A1                                          1.5

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     4.4

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(D)  AT  OCTOBER  31,  2001,  THE FUND HAD  $16,565,438  (27.1%  OF NET  ASSETS)
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM WATER & SEWER UTILITIES PROJECTS.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  59,211,158  60,919,916

Cash                                                                    233,689

Interest receivable                                                   1,019,959

Receivable for shares of Beneficial Interest subscribed                  62,132

Prepaid expenses                                                         11,006

                                                                     62,246,702
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            42,316

Payable for investment securities purchased                           1,151,438

Accrued expenses                                                         16,705

                                                                      1,210,459
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       61,036,243
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      58,976,303

Accumulated undistributed investment income--net                         38,679

Accumulated net realized gain (loss) on investments                     312,503

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              1,708,758
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       61,036,243

NET ASSET VALUE PER SHARE



                                                                              Class A              Class B          Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             53,670,988             6,953,654         411,601

Shares Outstanding                                                          2,544,553               329,753          19,526
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   21.09                 21.09           21.08



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,661,577

EXPENSES:

Management fee--Note 3(a)                                              168,388

Shareholder servicing costs--Note 3(c)                                  91,341

Distribution fees--Note 3(b)                                            18,695

Registration fees                                                        8,176

Professional fees                                                        5,829

Custodian fees                                                           5,564

Prospectus and shareholders' reports                                     4,184

Trustees' fees and expenses--Note 3(d)                                     784

Loan commitment fees--Note 2                                               294

Miscellaneous                                                            4,553

TOTAL EXPENSES                                                         307,808

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (28,584)

NET EXPENSES                                                           279,224

INVESTMENT INCOME--NET                                               1,382,353
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                171,685

Net unrealized appreciation (depreciation) on investments            2,301,246

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,472,931

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,855,284

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2001           Year Ended
                                              (Unaudited)       April 30, 2001
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,382,353            2,871,137

Net realized gain (loss) on investments           171,685              252,182

Net unrealized appreciation (depreciation)
   on investments                               2,301,246            2,580,295

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,855,284            5,703,614
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (1,223,786)          (2,575,149)

Class B shares                                   (138,628)            (284,092)

Class C shares                                     (7,511)             (11,896)

TOTAL DIVIDENDS                                (1,369,925)          (2,871,137)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                    765,937            3,029,305

Class B shares                                    455,970              668,499

Class C shares                                     27,028              102,208

Dividends reinvested:

Class A shares                                    541,917            1,136,043

Class B shares                                     77,505              156,302

Class C shares                                      4,609                6,059

Cost of shares redeemed:

Class A shares                                 (2,545,449)          (6,436,555)

Class B shares                                   (413,300)          (2,049,039)

Class C shares                                     (1,000)             (18,585)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (1,086,783)          (3,405,763)

TOTAL INCREASE (DECREASE) IN NET ASSETS         1,398,576             (573,286)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            59,637,667           60,210,953

END OF PERIOD                                  61,036,243           59,637,667

Undistributed investment income--net               38,679                   --


                                         Six Months Ended
                                         October 31, 2001           Year Ended
                                              (Unaudited)       April 30, 2001
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                        36,770              154,473

Shares issued for dividends reinvested             26,000               56,619

Shares redeemed                                  (122,280)            (321,704)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (59,510)            (110,612)
-------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        21,847               32,710

Shares issued for dividends reinvested              3,719                7,804

Shares redeemed                                   (19,796)            (103,813)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       5,770              (63,299)
-------------------------------------------------------------------------------

CLASS C

Shares sold                                         1,309                5,006

Shares issued for dividends reinvested                221                  301

Shares redeemed                                       (47)                (959)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,483                4,348

(A) DURING THE PERIOD ENDED OCTOBER 31, 2001, 23,807 CLASS B SHARES REPRESENTING $502,184 WERE AUTOMATICALLY CONVERTED TO 23,797 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2001, 43,152 CLASS B SHARES
     REPRESENTING  $853,361  WERE  AUTOMATICALLY  CONVERTED  TO  43,153  CLASS A
     SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                           Six Months Ended
                                        October 31, 2001(a)                                   Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               20.24         19.33         21.37         21.68          20.99         20.84

Investment Operations:

Investment income--net                                 .49           .96           .98          1.00           1.08          1.17

Net realized and unrealized
   gain (loss) on investments                          .84           .91         (1.77)          .21            .99           .41

Total from Investment Operations                      1.33          1.87          (.79)         1.21           2.07          1.58

Distributions:

Dividends from
   investment income--net                             (.48)         (.96)         (.98)        (1.00)         (1.08)        (1.17)

Dividends from net realized
   gain on investments                                  --           --           (.27)         (.52)          (.30)         (.26)

Total Distributions                                   (.48)         (.96)        (1.25)        (1.52)         (1.38)        (1.43)

Net asset value, end of period                       21.09         20.24         19.33         21.37          21.68         20.99
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                   6.60(c)       9.83         (3.62)         5.66          10.03          7.74
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .85(d)        .85           .85           .85            .72           .37

Ratio of net investment income
   to average net assets                              4.58(d)       4.80          4.95          4.59           4.96          5.54

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                             .09(d)        .10           .14           .07            .18           .55

Portfolio Turnover Rate                              17.35(c)      12.69         22.70         49.67          27.18         61.22
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      53,671        52,716        52,464        60,516         59,758        60,849

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE  BY $.01,  DECREASE  NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS)  ON
     INVESTMENTS  PER  SHARE BY $.01 AND  INCREASE  THE  RATIO OF NET  INCOME TO
     AVERAGE   NET   ASSETS   FROM   4.54%  TO  4.58%.   PER   SHARE   DATA  AND
     RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO MAY 1,  2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



                                          Six Months Ended
                                        October 31, 2001(a)                               Year Ended April 30,
                                                                   ----------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               20.24         19.32         21.37         21.68          20.98         20.84

Investment Operations:

Investment income--net                                 .44           .86           .88           .89            .97          1.06

Net realized and unrealized
   gain (loss) on investments                          .83           .92         (1.78)          .21           1.00           .40

Total from Investment Operations                      1.27          1.78          (.90)         1.10           1.97          1.46

Distributions:

Dividends from
   investment income--net                             (.42)         (.86)         (.88)         (.89)          (.97)        (1.06)

Dividends from net realized
   gain on investments                                  --            --          (.27)         (.52)          (.30)         (.26)

Total Distributions                                   (.42)         (.86)        (1.15)        (1.41)         (1.27)        (1.32)

Net asset value, end of period                       21.09         20.24         19.32         21.37          21.68         20.98
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                   6.33(c)       9.35         (4.14)         5.13           9.53          7.15
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.35(d)       1.35          1.35          1.35           1.23           .88

Ratio of net investment income
   to average net assets                              4.07(d)       4.30          4.41          4.09           4.44          5.03

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                             .11(d)        .12           .16           .08            .18           .55

Portfolio Turnover Rate                              17.35(c)      12.69         22.70         49.67          27.18         61.22
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       6,954         6,557         7,483        17,031         20,454        17,396

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE  BY $.02,  DECREASE  NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS)  ON
     INVESTMENTS  PER  SHARE BY $.02 AND  INCREASE  THE  RATIO OF NET  INCOME TO
     AVERAGE   NET   ASSETS   FROM   4.03%  TO  4.07%.   PER   SHARE   DATA  AND
     RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO MAY 1,  2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                        October 31, 2001(a)                                   Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               20.23         19.31         21.36         21.67          20.97         20.83

Investment Operations:

Investment income--net                                 .41           .81           .84           .83            .91           .99

Net realized and unrealized
   gain (loss) on investments                          .84           .92         (1.78)          .21           1.00           .40

Total from Investment Operations                      1.25          1.73          (.94)         1.04           1.91          1.39

Distributions:

Dividends from
   investment income--net                             (.40)         (.81)         (.84)         (.83)          (.91)         (.99)

Dividends from net realized
   gain on investments                                  --            --          (.27)         (.52)          (.30)         (.26)

Total Distributions                                   (.40)         (.81)        (1.11)        (1.35)         (1.21)        (1.25)

Net asset value, end of period                       21.08         20.23         19.31         21.36          21.67         20.97
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                   6.20(c)       9.02         (4.33)         4.86           9.24          6.79
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.60(d)       1.60          1.60          1.60           1.52          1.19

Ratio of net investment income
   to average net assets                              3.82(d)       4.01          4.15          3.79           4.10          4.57

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                             .13(d)        .12           .15           .11            .15           .54

Portfolio Turnover Rate                              17.35(c)      12.69         22.70         49.67          27.18         61.22
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                         412           365           265           620            261           129

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE  BY $.01,  DECREASE  NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS)  ON
     INVESTMENTS  PER  SHARE BY $.01 AND  INCREASE  THE  RATIO OF NET  INCOME TO
     AVERAGE   NET   ASSETS   FROM   3.78%  TO  3.82%.   PER   SHARE   DATA  AND
     RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO MAY 1,  2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that, effective May 17, 2001, offers eleven series including the Texas Series (the
" fund" ). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $1,830 during the period ended October 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from May 1, 2001 through July 31, 2001 to

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage fees, commitment fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of .85 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $28,584 during the period ended October 31, 2001.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2001, Class B and Class C shares were charged $17,203 and $1,492, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2001, Class A, Class B and Class C shares were charged $67,441, $8,601 and $498, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $11,087 pursuant to the transfer agency agreement.


(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2001, amounted to $10,090,057 and $10,292,351, respectively.

At October 31, 2001, accumulated net unrealized appreciation on investments was $1,708,758, consisting of 2,038,548 gross unrealized appreciation and $329,790 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $26,251 increase in accumulated undistributed investment income-net and a corresponding $26,251 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on April 30, 2001.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The effect of this change for the period ended October 31, 2001 was to increase net investment income by $12,428, decrease net unrealized appreciation (depreciation) by $7,528 and decrease net realized gains (losses) by $4,900. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.


NOTES

                        For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Texas Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial
representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  061SA1001

====================================

Dreyfus Premier
State Municipal
Bond Fund,
Virginia Series

SEMIANNUAL REPORT October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,

                                                                Virginia Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier State Municipal Bond Fund, Virginia Series, covers the period from May 1, 2001 through October 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Samuel Weinstock, the fund's primary portfolio manager during the reporting period. On November 1, 2001, Scott Sprauer became the fund's primary portfolio manager.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that municipal bond yields will remain relatively low and that the investment environment in general will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Virginia Series, perform relative to its benchmark?

For the six-month period ended October 31, 2001, the fund produced a total return of 5.67% for Class A shares, 5.34% for Class B shares and 5.28% for Class C shares.(1) In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 5.80%, and the Lipper Virginia Municipal Debt Funds category produced an average total return of 5.12% for the same period.(2)

The municipal bond market and the fund benefited from generally favorable conditions for municipal bonds during the reporting period, including declining interest rates and robust demand for tax-exempt securities from individual investors. The fund' s total return was modestly lower than that of its benchmark, but higher than that of its Lipper category average, primarily because of the fund's holdings of intermediate-term bonds, which benefited from a general widening of the yield differences between short- and long-term bonds.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Virginia state tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds.

To achieve this objective, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next two years. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractive high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bond's early redemption features, focusing on those that cannot be redeemed soon by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

We also use computer models to evaluate the likely performance of bonds under various market scenarios, including a 25 basis-point rise in interest rates and a 50 basis-point decline. When we find securities that we believe will provide participation when the market rises and some protection against declines, we generally tend to hold them for the long term.

What other factors influenced the fund's performance?

The fund' s and municipal bond market' s performance was driven by the U.S. economic slowdown, declining interest rates and surging demand for high quality, tax-exempt investments during the reporting period. The U.S. economy continued to weaken during the reporting period as businesses reduced capital spending and increased layoffs. In an attempt to stimulate renewed economic growth, the Federal Reserve Board (the "Fed") reduced short-term interest rates five times during the reporting period, for a total reduction of 2.00 percentage points. The Fed's attempts to achieve a "soft landing" might have been successful had it not been for the September 11 terrorist attacks, which pushed the economy into recession. As economic growth and interest rates declined, so did municipal bond yields.

Because yields and prices normally move in opposite directions, these factors resulted in capital appreciation for many high quality bonds, including those from Virginia issuers. The state's municipal bond prices were also supported by high levels of demand from Virginia residents seeking an investment alternative to a falling stock market. In addition, yield differences between short- and long-term bonds widened during the six-month period, resulting in especially high levels of capital appreciation among the fund' s holdings of intermediate-term bonds.

In this environment, we attempted to capture opportunities for income and total return in non-conventional, "off the run" bonds. We complemented these holdings with high quality securities, including insured bonds that are not subject to potential early redemption by their issuers.(3)


What is the fund's current strategy?

We have continued to scour the Virginia market for "off the run" opportunities. Such bonds have become particularly important in light of relatively low levels of new issuance in Virginia. The state's economy has held up relatively well, and Virginia has had little need to finance its operations in the tax-exempt bond market. This has made it increasingly difficult to find compelling opportunities in conventional bonds.

In addition, we have recently begun to sell holdings that we believe have the potential for price erosion if the economy continues to weaken. While these sales may have caused us to sacrifice some current income during the near term, we believe that they are the most prudent way to achieve the fund' s income-oriented investment objectives over the long term.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-VIRGINIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND. CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(3) PORTFOLIO INSURANCE EXTENDS TO THE REPAYMENT OF PRINCIPAL AND PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO'S SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2001 (Unaudited)



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.9%                                                        Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
VIRGINIA--68.7%

Alexandria 5.50%, 6/15/2017                                                                   2,625,000                2,839,384

Alexandria Redevelopment and Housing Authority,

  Multi-Family Housing Mortgage Revenue

   (Buckingham Village Apartments) 6.125%, 7/1/2021                                           3,000,000                3,102,990

Beford County Industrial Development Authority,

  IDR (Nekossa Packaging Corp. Project)

   5.60%, 12/1/2025                                                                           1,200,000                1,140,660

Chesapeake Bay Bridge and Tunnel Commission District, Revenue,

   General Resolution 5.50%, 7/1/2025 (Insured; MBIA)                                         3,500,000                3,841,425

Chesapeake Toll Road, Expressway Revenue 5.625%, 7/15/2019                                    1,250,000                1,290,462

Dulles Town Center Community Development Authority,

  Special Assessment Tax (Dulles Town Center Project)

   6.25%, 3/1/2026                                                                            3,000,000                2,990,370

Fairfax County Park Authority, Park Facilities Revenue

   6.625%, 7/15/2020 (Prerefunded 7/15/2003)                                                  2,665,000  (a)           2,909,967

Fairfax County Redevelopment and Housing Authority, MFHR

   (Paul Spring Retirement Center) 6%, 12/15/2028 (Insured; FHA)                                600,000                  628,098

Fairfax County Water Authority, Water Revenue:

   5.50%, 4/1/2018                                                                            1,655,000                1,774,590

   5.50%, 4/1/2019                                                                            1,830,000                1,951,658

   5.75%, 4/1/2029 (Prerefunded 4/1/2002)                                                     1,525,000  (a)           1,548,729

Hampton Redevelopment and Housing Authority,

  First Mortgage Revenue

   (Olde Hampton Hotel Associates Project) 6.50%, 7/1/2016                                    2,000,000                1,873,180

Industrial Development Authority of the County of Henrico, SWDR

  (Browning-Ferris Industries of South Atlantic, Inc. Project)

   5.45%, 1/1/2014                                                                            3,500,000                3,161,130

Industrial Development Authority of the County of Prince William,

  Revenue:

    Hospital Facility (Potomac Hospital Corp. of Prince William)

         6.85%, 10/1/2025 (Prerefunded 10/1/2005)                                             1,000,000  (a)           1,163,370

      (Potomac Place) 6.25%, 12/20/2027                                                         700,000                  747,047

      Residential Care Facility
         (First Mortgage-Westminster Lake Ridge)

         6.625%, 1/1/2026                                                                     1,500,000                1,542,810

Industrial Development Authority of the Town of West Point, SWDR

   (Chesapeake Corp. Project) 6.375%, 3/1/2019                                                  500,000                  460,155

Isle Wight County Industrial Development Authority,

  Solid Waste Disposal Facilities Revenue

   (Union Camp Corp. Project) 6.10%, 5/1/2027                                                 2,850,000                2,882,433


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

VIRGINIA (CONTINUED)

Prince William County Park Authority, Revenue

   6.875%, 10/15/2016 (Prerefunded 10/15/2004)                                                3,000,000  (a)           3,413,970

Richmond Metropolitan Authority, Expressway Revenue

   5.25%, 7/15/2017 (Insured; FGIC)                                                           3,100,000                3,354,138

Staunton Industrial Development Authority,

  Educational Facilities Revenue (Mary Baldwin College)

   6.75%, 11/1/2021                                                                           2,000,000                2,101,600

University of Virginia, University Revenue 5.75%, 5/1/2021                                    1,200,000                1,266,096

Upper Occoquan Sewer Authority, Regional Sewer Revenue

   5.15%, 7/1/2020 (Insured; MBIA)                                                            2,000,000                2,107,080

Virginia College Building Authority, Educational Facilities Revenue

  (Washington and Lee University Project)

   5.25%, 1/1/2031 (Insured; MBIA)                                                            3,000,000                3,198,270

Virginia Housing Development Authority:

  Commonwealth Mortgage:

      5.80%, 1/1/2018                                                                         2,000,000                2,109,240

      6.60%, 7/1/2020                                                                         1,075,000                1,108,078

      5.50%, 1/1/2022                                                                         2,300,000                2,342,205

   Multi-Family Housing 5.95%, 5/1/2016                                                       2,000,000                2,092,700

Virginia Public Building Authority, Public Facilities Revenue

   5.75%, 8/1/2018                                                                            2,500,000                2,720,950

Virginia Resouce Authority, Clean Water Revenue

   (State Revolving Fund) 5.375%, 10/1/2022                                                   3,035,000                3,168,085

U. S. RELATED--28.2%

Childrens Trust Fund Tobacco Settlement Revenue,

   Asset Backed Bonds 6%, 7/1/2026                                                            3,000,000                3,222,870

Commonwealth of Puerto Rico:

   8.457%, 7/1/2012                                                                           2,950,000  (b,c)         3,780,838

   (Public Improvement):

      5.50% 7/1/2012 (Insured; MBIA)                                                             50,000                   57,041

      5.25%, 7/1/2015 (Insured; MBIA)                                                         3,000,000                3,316,620

      6%, 7/1/2026 (Prerefunded 7/1/2007)                                                     1,500,000  (a)           1,763,010

Guam Airport Authority, Revenue 6.70%, 10/1/2023                                              2,000,000                2,072,100

Guam Economic Development Authority,

   Tobacco Settlement-Asset Backed Bond 5.50%, 5/15/2041                                      1,500,000                1,546,560

Puerto Rico Highway and Transportation Authority,

  Highway Revenue:

      5.50%, 7/1/2015 (Insured; MBIA)                                                            20,000                   22,626

      8.10%, 7/1/2015                                                                         3,990,000  (b,c)         5,037,694

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED (CONTINUED)

Puerto Rico Ports Authority, Special Facilities Revenue

   (American Airlines) 6.25%, 6/1/2026                                                        3,000,000                2,578,620

Virgin Islands Public Finance Authority, Revenue

   Gross Receipts Taxes Loan Note 6.50%, 10/1/2024                                            3,000,000                3,250,710

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $86,263,374)                                                                                                 91,479,559
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.1%
-----------------------------------------------------------------------------------------------------------------------------------

Loudoun County Industrial Development Authority Revenue, VRDN

  (Atlantic Coast Airlines) 2.15% (LOC; Fleet National Bank)

   (cost $1,000,000)                                                                          1,000,000  (d)           1,000,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $87,263,374)                                                              98.0%               92,479,559

CASH AND RECEIVABLES (NET)                                                                         2.0%                1,908,184

NET ASSETS                                                                                       100.0%               94,387,743





Summary of Abbreviations

FGIC                      Financial Guaranty Insurance
                          Company

FHA                       Federal Housing Administration

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

MFHR                      Multi-Family Housing Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              43.6

AA                               Aa                              AA                                               16.0

A                                A                               A                                                 8.2

BBB                              Baa                             BBB                                              11.5

BB                               Ba                              BB                                                6.7

F1                               MIG1/P1                         SP1/A1                                            1.1

Not Rated(e)                     Not Rated(e)                    Not Rated(e)                                     12.9

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT OCTOBER 31,
     2001, THESE SECURITIES AMOUNTED TO $8,818,532 OR 9.3% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  87,263,374  92,479,559

Cash                                                                    466,607

Interest receivable                                                   1,543,619

Receivable for shares of Beneficial Interest subscribed                  27,034

Prepaid expenses                                                         12,051

                                                                     94,528,870
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            74,212

Payable for shares of Beneficial Interest redeemed                       47,103

Accrued expenses                                                         19,812

                                                                        141,127
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       94,387,743
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      91,485,861

Accumulated net realized gain (loss) on investments                 (2,314,303)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            5,216,185
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      94,387,743

NET ASSET VALUE PER SHARE

                                                                             Class A                Class B                Class C
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             71,348,743             20,046,058              2,992,942

Shares Outstanding                                                          4,187,750              1,176,873                175,793
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   17.04                  17.03                  17.03



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,622,830

EXPENSES:

Management fee--Note 3(a)                                              256,592

Shareholder servicing costs--Note 3(c)                                 142,879

Distribution fees--Note 3(b)                                            60,268

Prospectus and shareholders' reports                                     8,745

Registration fees                                                        8,114

Custodian fees                                                           6,608

Professional fees                                                        5,307

Trustees' fees and expenses--Note 3(d)                                   1,135

Loan commitment fees--Note 2                                               344

Miscellaneous                                                            5,476

TOTAL EXPENSES                                                         495,468

INVESTMENT INCOME--NET                                               2,127,362
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                 (1,272)

Net unrealized appreciation (depreciation) on investments            2,866,432

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,865,160

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,992,522

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2001           Year Ended
                                              (Unaudited)       April 30, 2001
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,127,362            4,367,771

Net realized gain (loss) on investments           (1,272)            (260,907)

Net unrealized appreciation (depreciation)
   on investments                              2,866,432            4,027,306

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   4,992,522            8,134,170
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (1,656,194)          (3,369,004)

Class B shares                                  (416,190)            (883,605)

Class C shares                                   (54,978)            (115,162)

TOTAL DIVIDENDS                               (2,127,362)          (4,367,771)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  3,222,293            6,481,758

Class B shares                                  2,248,861            2,878,371

Class C shares                                    601,557              474,696

Dividends reinvested:

Class A shares                                    812,101            1,649,479

Class B shares                                    213,216              460,099

Class C shares                                     20,967               32,989

Cost of shares redeemed:

Class A shares                                (3,000,128)          (9,835,036)

Class B shares                                (2,061,532)          (6,225,874)

Class C shares                                   (80,893)          (1,308,061)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            1,976,442           (5,391,579)

TOTAL INCREASE (DECREASE) IN NET ASSETS        4,841,602           (1,625,180)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            89,546,141           91,171,321

END OF PERIOD                                  94,387,743           89,546,141


                                         Six Months Ended

                                         October 31, 2001           Year Ended

                                              (Unaudited)       April 30, 2001
-------------------------------------------------------------------------------

CAPITAL SHARES TRANSACTIONS:

CLASS A(A)

Shares sold                                       190,888              397,736

Shares issued for dividends reinvested             48,045              100,896

Shares redeemed                                  (177,431)            (605,532)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      61,502             (106,900)
-------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       133,872              176,128

Shares issued for dividends reinvested             12,620               28,168

Shares redeemed                                  (122,466)            (382,803)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      24,026             (178,507)
-------------------------------------------------------------------------------

CLASS C

Shares sold                                        35,944               28,527

Shares issued for dividends reinvested              1,240                2,023

Shares redeemed                                    (4,846)             (79,640)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      32,338              (49,090)

(A) DURING THE PERIOD ENDED OCTOBER 31, 2001, 193,210 CLASS B SHARES REPRESENTING $3,287,353 WERE AUTOMATICALLY CONVERTED TO 193,186 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2001, 224,386 CLASS B SHARES REPRESENTING $3,661,364 WERE AUTOMATICALLY CONVERTED TO 224,410 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                           Six Months Ended
                                        October 31, 2001(a)                                  Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.51         15.84         17.31         17.37          16.61         16.27

Investment Operations:

Investment income--net                                 .40           .81           .83           .85            .88           .94

Net realized and unrealized
   gain (loss) on investments                          .53           .67         (1.47)          .17            .76           .34

Total from Investment Operations                       .93          1.48          (.64)         1.02           1.64          1.28

Distributions:

Dividends from investment
   income--net                                        (.40)         (.81)         (.83)         (.85)          (.88)         (.94)

Dividends from net realized gain
   on investments                                       --             --         (.00)(b)      (.23)          (.00)(b)        --

Total Distributions                                   (.40)         (.81)         (.83)        (1.08)          (.88)         (.94)

Net asset value, end of period                       17.04         16.51         15.84         17.31          17.37         16.61
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   5.67(d)       9.54         (3.65)         5.98          10.05          8.02
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .93(e)        .93           .97           .92            .75           .39

Ratio of net investment income
   to average net assets                              4.69(e)       4.99          5.12          4.83           5.10          5.67

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                              --            --            --            --            .14           .55

Portfolio Turnover Rate                                .30(d)      31.73         31.63         30.19          21.25         45.29
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      71,349        68,144        67,043        71,612         65,086        61,099

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT  SECURITIES.  THERE WAS NO EFFECT OF THIS
     CHANGE FOR THE PERIOD  ENDED  OCTOBER 31, 2001 AND RATIOS WERE NOT AFFECTED
     BY THESE CHANGES.  PER SHARE DATA AND RATIOS/ SUPPLEMENTAL DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



                                          Six Months Ended
                                        October 31, 2001(a)                                 Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.51         15.83         17.31         17.37          16.60         16.27

Investment Operations:

Investment income--net                                 .36           .73           .75           .76            .79           .86

Net realized and unrealized
   gain (loss) on investments                          .52           .68         (1.48)          .17            .77           .33

Total from Investment Operations                       .88          1.41          (.73)          .93           1.56          1.19

Distributions:

Dividends from investment
   income--net                                        (.36)         (.73)         (.75)         (.76)          (.79)         (.86)

Dividends from net realized gain
   on investments                                       --            --          (.00)(b)      (.23)          (.00)(b)         --

Total Distributions                                   (.36)         (.73)         (.75)         (.99)          (.79)         (.86)

Net asset value, end of period                       17.03         16.51         15.83         17.31          17.37         16.60
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   5.34(d)       9.05         (4.21)         5.44           9.56          7.41
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         1.44(e)       1.44          1.48          1.43           1.26           .90

Ratio of net investment income
   to average net assets                              4.18(e)       4.48          4.59          4.32           4.58          5.15

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                              --            --           --            --             .14           .55

Portfolio Turnover Rate                                .30(d)      31.73         31.63         30.19          21.25         45.29
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      20,046        19,035        21,081        34,912         40,100        35,787

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT  SECURITIES.  THERE WAS NO EFFECT OF THIS
     CHANGE FOR THE PERIOD  ENDED  OCTOBER 31, 2001 AND RATIOS WERE NOT AFFECTED
     BY THESE CHANGES.  PER SHARE DATA AND RATIOS/ SUPPLEMENTAL DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                        October 31, 2001(a)                                    Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.50         15.83         17.30         17.36          16.60         16.26

Investment Operations:

Investment income--net                                 .34           .69           .71           .72            .75           .81

Net realized and unrealized
   gain (loss) on investments                          .53           .67         (1.47)          .17            .76           .34

Total from Investment Operations                       .87          1.36          (.76)          .89           1.51          1.15

Distributions:

Dividends from investment
   income--net                                        (.34)         (.69)         (.71)         (.72)          (.75)         (.81)

Dividends from net realized gain
   on investments                                       --            --          (.00)(b)      (.23)          (.00)(b)        --

Total Distributions                                   (.34)         (.69)         (.71)         (.95)          (.75)         (.81)

Net asset value, end of period                       17.03         16.50         15.83         17.30          17.36         16.60
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   5.28(d)       8.75         (4.37)         5.19           9.22          7.18
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         1.67(e)       1.67          1.70          1.66           1.54          1.17

Ratio of net investment income
   to average net assets                              3.93(e)       4.27          4.37          4.06           4.24          4.83

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                              --            --           --            --             .11           .54

Portfolio Turnover Rate                                .30(d)      31.73         31.63         30.19          21.25         45.29
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       2,993         2,367         3,048         3,188          1,996           674

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT  SECURITIES.  THERE WAS NO EFFECT OF THIS
     CHANGE FOR THE PERIOD  ENDED  OCTOBER 31, 2001 AND RATIOS WERE NOT AFFECTED
     BY THESE CHANGES.  PER SHARE DATA AND RATIOS/ SUPPLEMENTAL DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that, effective May 17, 2001, offers eleven series including the Virginia Series (the " fund" ). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each Class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumption. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,880 during the period ended October 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $2,065,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2001. This amount is calculated based on Federal income tax regulation which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $423,000 of the carryover expires in fiscal 2008 and $1,642,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During period ended October 31, 2001, the fund did not borrow under the Facility.

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2001, Class B and Class C shares were charged $49,786 and $10,482, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2001, Class A, Class B and Class C shares were charged $88,246, $24,893 and $3,494, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $19,730 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2001, amounted to $1,500,000 and $275,000, respectively.

At October 31, 2001, accumulated net unrealized appreciation on investments was $5,216,185, consisting of $6,278,054 gross unrealized appreciation and $1,061,869 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. There was no cumulative effect of this accounting change and there was no impact on total net assets of the fund for the period ended April 30, 2001.

                                                             The Fund


                        For More Information

                        Dreyfus Premier State Municipal Bond Fund, Virginia
                        Series

                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  066SA1001

====================================